UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-02105

Fidelity Salem Street Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Nicole Macarchuk, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2026

Item 1.

Reports to Stockholders

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® SAI U.S. Value Index Fund Fidelity® SAI U.S. Value Index Fund : FSWCX

This annual shareholder report contains information about Fidelity® SAI U.S. Value Index Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI U.S. Value Index Fund	$ 13	0.11%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the information technology sector gained about 49% and contributed most to the fund's performance for the fiscal year, driven by the semiconductors & semiconductor equipment industry (+105%). Health care, which rose 56%, also helped, as did financials, which advanced roughly 27%. The energy sector was up 47%, while industrials increased 47% and consumer discretionary advanced 19%. Other contributors included materials (+35%), consumer staples (+13%), communication services (+6%) and utilities (+32%) stocks.
•In contrast, real estate returned -14% and detracted most. This group was hampered by the equity real estate investment trusts industry (-14%).
•Turning to individual holdings, the biggest contributor was Micron Technology (+630%), from the semiconductors & semiconductor equipment category. UnitedHealth (+72%), within the health care equipment & services industry, also helped. Apple (+50%), a stock in the technology hardware & equipment industry, boosted the fund as well. In energy, Exxon Mobil gained roughly 33% and further contributed. Lastly, Bank of America (+34%), from the banks category, also helped.
•Conversely, the biggest detractor was Accenture (-31%), from the software & services group. Within the same industry, Salesforce (-13%) and Adobe (-25%) hindered the fund. Lastly, Comcast (-20%) and AT&T (-11%), within the telecommunication services industry, also hurt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
December 19, 2017 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® SAI U.S. Value Index Fund	36.11%	14.42%	11.81%
Fidelity U.S. Value Focus Index℠	36.28%	14.54%	11.90%
S&P 500® Index	19.56%	12.86%	14.48%
A   From December 19, 2017

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$9,446,307,148
Number of Holdings	204
Total Advisory Fee	$7,303,999
Portfolio Turnover	60%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	25.5
Financials	21.7
Energy	12.6
Health Care	12.5
Communication Services	10.3
Consumer Discretionary	4.3
Consumer Staples	4.2
Materials	3.8
Industrials	3.7
Utilities	0.9
Real Estate	0.3

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.0
Switzerland - 0.6
Australia - 0.3
Bermuda - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	3.8
Bank of America Corp	3.6
Micron Technology Inc	3.6
Chevron Corp	3.6
Apple Inc	3.2
Microsoft Corp	2.9
Wells Fargo & Co	2.6
Alphabet Inc Class A	2.3
Citigroup Inc	2.2
Verizon Communications Inc	1.9
29.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913551.102    3056-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI U.S. Quality Index Fund Fidelity® SAI U.S. Quality Index Fund : FUQIX

This annual shareholder report contains information about Fidelity® SAI U.S. Quality Index Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI U.S. Quality Index Fund	$ 12	0.11%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the information technology sector gained roughly 27% and contributed most to the fund's performance for the fiscal year. Health care stocks also helped (+38%), benefiting from the pharmaceuticals, biotechnology & life sciences industry (+50%). Communication services stocks rose 10%, boosted by the media & entertainment industry (+10%), consumer staples were up roughly 13%, lifted by the food, beverage & tobacco industry (+37%), and financials advanced about 1%. Other contributors included the energy (+39%), real estate (+7%) and materials (+49%) sectors.
•Conversely, industrials returned -3% and detracted most. This group was hampered by the commercial & professional services industry (-18%). Consumer discretionary (-3%) also hurt, pressured by consumer services (-5%) firms.
•Turning to individual stocks, the biggest contributor was Alphabet (+92%), from the media & entertainment industry. Apple (+49%), a stock in the technology hardware & equipment industry, helped as well. Lam Research (+206%) and Applied Materials (+103%), within the semiconductors & semiconductor equipment industry, further contributed. Lastly, Eli Lilly, within the pharmaceuticals, biotechnology & life sciences group, gained 56% and boosted the fund.
•In contrast, the biggest detractor was Meta Platforms (-28%), from the media & entertainment category. From the same group, AppLovin (-39%) and Trade Desk (-79%) also hurt the fund. Lastly, in software & services, Microsoft (-12%) and Adobe (-30%) weighed on the fund's performance as well.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® SAI U.S. Quality Index Fund	17.07%	12.57%	15.90%
Fidelity SAI U.S. Quality Index Fund Linked Index℠	17.66%	12.76%	16.06%
Fidelity U.S. Quality Focus Index℠ A	17.66%	12.76%	n/a
S&P 500® Index	19.56%	12.86%	15.08%
A  From October 22, 2018

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$35,741,871,182
Number of Holdings	105
Total Advisory Fee	$27,324,145
Portfolio Turnover	37%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	38.9
Financials	16.0
Health Care	13.9
Consumer Staples	9.5
Communication Services	8.0
Industrials	7.3
Consumer Discretionary	4.4
Real Estate	1.6
Energy	0.2

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 100.0

TOP HOLDINGS (% of Fund's net assets)
Apple Inc	9.2
Microsoft Corp	8.0
Eli Lilly & Co	4.3
Visa Inc Class A	4.3
NVIDIA Corp	4.2
Mastercard Inc Class A	4.1
AbbVie Inc	3.9
Applied Materials Inc	3.5
Coca-Cola Co/The	3.3
Procter & Gamble Co/The	3.3
48.1
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Operating expenses

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913531.102    2803-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI U.S. Momentum Index Fund Fidelity® SAI U.S. Momentum Index Fund : FUMIX

This annual shareholder report contains information about Fidelity® SAI U.S. Momentum Index Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI U.S. Momentum Index Fund	$ 12	0.10%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, the information technology sector gained about 48% and contributed most to the fund's performance for the fiscal year. Industrials, which advanced roughly 15%, also helped, benefiting from the capital goods industry (+23%), as did financials, rising about 18%. The health care sector was up 25%, boosted by the pharmaceuticals, biotechnology & life sciences industry (+34%), while consumer discretionary gained 8% and communication services advanced 7%. Other contributors included energy (+17%), materials (+58%), consumer staples (+34%), real estate (+31%) and utilities (+14%) stocks.
•On an individual basis, the biggest contributor was Micron Technology (+126%), from the semiconductors & semiconductor equipment category. Within the same group, Advanced Micro Devices gained roughly 265% and boosted the fund as well. Alphabet (+47%), a stock in the media & entertainment industry, also helped. Lastly, Cisco Systems (+70%) and Western Digital (+584%), within the technology hardware & equipment industry, further aided performance.
•In contrast, the biggest detractor was Microsoft (-4%), from the software & services group. Within the same category, Strategy returned about -37% and hurt as well. In media & entertainment, Netflix (-19%) also weighed on performance. Another notable detractor was Exxon Mobil (-14%), a stock in the energy sector. Lastly, Uber Technologies (-16%), from the transportation group, also hurt.
How did the Fund perform over the life of Fund?

CUMULATIVE PERFORMANCE
February 9, 2017 through July 31, 2026.
Initial investment of $10,000.

Effective October 31, 2025, the fund began comparing its performance to Fidelity U.S. Large Cap Momentum Focus IndexSM rather than MSCI USA Custom Momentum Composite Index because the Fidelity U.S. Large Cap Momentum Focus IndexSM conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	Life of Fund A
Fidelity® SAI U.S. Momentum Index Fund	26.00%	14.44%	16.86%
Fidelity U.S. Momentum Linked Index	26.00%	14.52%	16.98%
Fidelity U.S. Large Cap Momentum Focus Index℠ B	n/a	n/a	n/a
MSCI USA Custom Momentum Composite Index	26.38%	14.59%	17.01%
MSCI USA Index	18.68%	11.89%	14.53%
A  From February 9,2017
B  From September 5, 2025
Effective October 31, 2025, the fund began comparing its performance to Fidelity U.S. Large Cap Momentum Focus IndexSM rather than MSCI USA Custom Momentum Composite Index because the Fidelity U.S. Large Cap Momentum Focus IndexSM conforms more closely to the fund's investment policies.

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$2,479,737,840
Number of Holdings	189
Total Advisory Fee	$5,663,676
Portfolio Turnover	196%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	39.4
Industrials	14.8
Communication Services	9.1
Financials	8.3
Health Care	7.6
Energy	7.6
Consumer Discretionary	4.7
Real Estate	2.6
Materials	2.2
Utilities	1.9
Consumer Staples	1.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.4
Australia - 0.2
United Kingdom - 0.2
Thailand - 0.1
Bermuda - 0.1

TOP HOLDINGS (% of Fund's net assets)
Alphabet Inc Class A	8.9
NVIDIA Corp	4.4
Johnson & Johnson	4.2
Micron Technology Inc	4.0
Apple Inc	3.7
Applied Materials Inc	3.1
Cisco Systems Inc	3.0
Caterpillar Inc	2.9
Chevron Corp	2.9
Lam Research Corp	2.8
39.9
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fees associated with this class changed during the reporting year. The variations in class fees are primarily the result of the following changes: Operating expenses	The fund modified its principal investment strategies during the reporting period.
The fund modified its principal investment risks during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913545.102    2882-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI U.S. Large Cap Index Fund Fidelity® SAI U.S. Large Cap Index Fund : FLCPX

This annual shareholder report contains information about Fidelity® SAI U.S. Large Cap Index Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI U.S. Large Cap Index Fund	$ 2	0.02%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, information technology gained approximately 26% and contributed most to the fund's performance for the fiscal year. Health care, which gained 27%, also helped, benefiting from the pharmaceuticals, biotechnology & life sciences industry (+40%), as did industrials, which advanced 20%, lifted by the capital goods industry (+25%). The communication services sector rose roughly 17%, boosted by the media & entertainment industry (+20%), while financials gained about 10% and energy advanced 41%. Other contributors included the consumer discretionary (+7%), consumer staples (+10%), real estate (+14%), materials (+14%) and utilities (+6%) sectors.
•Turning to individual stocks, the top contributor was Alphabet (+85%), from the media & entertainment category. In technology hardware & equipment, Apple (+49%) helped. Lastly, Micron Technology (+654%), NVIDIA (+12%) and Advanced Micro Devices (+170%), within the semiconductors & semiconductor equipment group, also boosted the fund.
•Conversely, the biggest detractor was Microsoft (-12%), from the software & services industry. From the same industry, Oracle (-48%) and Intuit (-59%) hurt the fund. Lastly, in media & entertainment, Meta Platforms (-28%) and Netflix (-38%) also hurt the fund.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® SAI U.S. Large Cap Index Fund	19.54%	12.84%	15.05%
S&P 500® Index	19.56%	12.86%	15.08%

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$18,856,937,017
Number of Holdings	507
Total Advisory Fee	$2,323,565
Portfolio Turnover	32%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Information Technology	36.7
Financials	12.5
Communication Services	9.7
Consumer Discretionary	9.4
Health Care	9.1
Industrials	8.7
Consumer Staples	4.7
Energy	3.4
Utilities	2.1
Real Estate	1.9
Materials	1.7

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 99.8
Switzerland - 0.1
Netherlands - 0.1

TOP HOLDINGS (% of Fund's net assets)
NVIDIA Corp	7.5
Apple Inc	7.0
Microsoft Corp	5.5
Amazon.com Inc	4.1
Alphabet Inc Class A	3.3
Broadcom Inc	2.9
Alphabet Inc Class C	2.6
Meta Platforms Inc Class A	1.9
Berkshire Hathaway Inc Class B	1.6
JPMorgan Chase & Co	1.5
37.9
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund modified its classification allowing it to operate as a non-diversified fund if changes in the relative market capitalization or weightings of issuers in the fund's index cause the fund to become non-diversified, and its principal investment strategies and risks were updated to reflect the change during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913532.102    2807-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026	This report describes changes to the Fund that occurred during the reporting period.
Fidelity® SAI Small-Mid Cap Momentum Index Fund Fidelity® SAI Small-Mid Cap Momentum Index Fund : FZFLX

This annual shareholder report contains information about Fidelity® SAI Small-Mid Cap Momentum Index Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Small-Mid Cap Momentum Index Fund	$ 6	0.05%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, information technology gained roughly 92% and contributed most to the fund's performance for the fiscal year, driven by the technology hardware & equipment industry (+180%). Industrials, which gained approximately 32%, also helped, benefiting from the capital goods industry (+37%), as did health care, which advanced 40%, lifted by the pharmaceuticals, biotechnology & life sciences industry (+50%). The financials sector rose 15%, while consumer discretionary gained 14% and energy advanced about 36%. Other contributors included the real estate (+28%), communication services (+21%), consumer staples (+25%) and utilities (+6%) sectors.
•Conversely, materials returned about -4% and detracted most.
•Turning to individual stocks, the biggest contributor was Sandisk (+1770%), from the technology hardware & equipment industry. Within the same category, Ciena (+499%), Lumentum Holdings (+773%) and Flex (+178%) boosted the fund. Lastly, Comfort Systems USA (+182%), a stock in the capital goods industry, also contributed.
•In contrast, the biggest detractor was Applied Optoelectronics (-50%), from the technology hardware & equipment industry. In commercial & professional services, Planet Labs PBC returned -51% and hurt the fund's performance. Modine Manufacturing (-32%), from the capital goods group, hurt the fund. Another notable detractor was Guidewire Software (-44%), a stock in the software & services category. Lastly, in financial services, Affirm Holdings returned roughly -25% and also hurt the fund.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

Effective December 22, 2025, the fund began comparing its performance to Fidelity U.S.Small-Mid Cap Momentum Focus IndexSM rather than Russell SMID 500TM Index because the Fidelity U.S. Small-Mid Cap Momentum Focus IndexSM conforms more closely to the fund's investment policies.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® SAI Small-Mid Cap Momentum Index Fund	34.95%	10.01%	12.50%
Fidelity SAI Small-Mid Cap Linked Index℠	34.80%	9.97%	12.51%
Fidelity U.S. Small-Mid Cap Momentum Focus Index℠ A	n/a	n/a	n/a
Russell SMID 500™ Index	28.26%	8.88%	11.96%
Russell 3000® Index	19.60%	11.82%	14.56%
A  From September 8, 2025
Effective December 22, 2025, the fund began comparing its performance to Fidelity U.S.Small-Mid Cap Momentum Focus IndexSM rather than Russell SMID 500TM Index because the Fidelity U.S. Small-Mid Cap Momentum Focus IndexSM conforms more closely to the fund's investment policies.

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$4,163,231,694
Number of Holdings	304
Total Advisory Fee	$2,388,942
Portfolio Turnover	180%
What did the Fund invest in?
(as of July 31, 2026)

MARKET SECTORS (% of Fund's net assets)
Industrials	22.5
Information Technology	17.9
Financials	13.0
Health Care	11.6
Energy	10.3
Consumer Discretionary	6.6
Real Estate	6.3
Communication Services	4.2
Materials	3.3
Utilities	2.3
Consumer Staples	1.8

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.8
Short-Term Investments and Net Other Assets (Liabilities) - 0.2

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 95.9
Thailand - 1.1
Bermuda - 1.0
Puerto Rico - 0.7
Singapore - 0.3
Switzerland - 0.3
Monaco - 0.2
Norway - 0.2
Canada - 0.2
Others - 0.1

TOP HOLDINGS (% of Fund's net assets)
nVent Electric PLC	1.4
Viking Holdings Ltd	1.3
Roku Inc Class A	1.3
Permian Resources Holdings Inc/DE Class A	1.3
TD SYNNEX Corp	1.2
RBC Bearings Inc	1.2
Loews Corp	1.2
Host Hotels & Resorts Inc	1.2
Clean Harbors Inc	1.2
Lattice Semiconductor Corp	1.2
12.5
How has the Fund changed?

This is a summary of certain changes to the Fund since August 1, 2025. For more complete information, you may review the Fund's next prospectus, which we expect to be available by September 29, 2026 at fundresearch.fidelity.com/prospectus/sec or upon request at 1-800-544-3455  or by sending an e-mail to fidfunddocuments@fidelity.com.

The fund's name changed from Fidelity® SAI Small-Mid Cap 500 Index Fund to Fidelity® SAI Small-Mid Cap Momentum Index Fund.	The fund modified its investment objective during the reporting period.
The fund modified its principal investment strategies during the reporting period.	The fund modified its principal investment risks during the reporting period.

Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913530.102    2786-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® SAI Real Estate Index Fund Fidelity® SAI Real Estate Index Fund : FESIX

This annual shareholder report contains information about Fidelity® SAI Real Estate Index Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-3455 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® SAI Real Estate Index Fund	$ 8	0.07%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, health care REITs gained approximately 37% and contributed most to the fund's performance for the fiscal year. The retail category, which rose approximately 31%, also helped, as did industrial REITs, which advanced approximately 35%. The data center industry was up 22%, while hotel & resorts gained 62%, and self storage REITs advanced 21%. Other contributors included the other specialized (+12%), multi-family residential (+6%), diversified (+21%), office (+10%), single-family residential (+4%) and timber (+3%) segments of the real estate market.
•In contrast, real estate services returned -26% and detracted most. Telecom tower (-17%) REITs also hurt. Other detractors were the integrated telecommunication services (-25%) and the real estate development (-3%) industries.
•Turning to individual stocks, the top contributor was Welltower (+44%), from the health care category. From the same group, Ventas (+43%) helped as well. Among industrial REITs, Prologis gained 40% and boosted the fund. Simon Property, within the retail industry, rose about 47% and also contributed. Lastly, in data centers, Equinix (+33%) added value.
•Conversely, the biggest detractor was CoStar (-70%), from the real estate services industry. Within the same segment, Zillow (-57%) also hurt the fund's performance. Among telecom tower REITs, American Tower (-14%) and Crown Castle (-24%) hindered the fund. Lastly, in the other specialized category, VICI Properties (-14%) weighed on performance as well.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® SAI Real Estate Index Fund	14.98%	2.36%	3.66%
Fidelity Real Estate Linked Index℠	14.95%	2.44%	3.69%
MSCI US IMI Real Estate 25/25 Index A	14.95%	2.44%	n/a
S&P 500® Index	19.56%	12.86%	15.08%
A  From September 1, 2016

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$212,230,713
Number of Holdings	146
Total Advisory Fee	$123,730
Portfolio Turnover	15%
What did the Fund invest in?
(as of July 31, 2026)

TOP INDUSTRIES (% of Fund's net assets)
Specialized REITs	31.3
Health Care REITs	17.0
Retail REITs	15.1
Industrial REITs	11.3
Residential REITs	10.8
Real Estate Management & Development	6.6
Hotel & Resort REITs	3.0
Office REITs	2.9
Diversified REITs	1.9

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.9
Short-Term Investments and Net Other Assets (Liabilities) - 0.1

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 100.0

TOP HOLDINGS (% of Fund's net assets)
Welltower Inc	9.2
Prologis Inc	8.0
Equinix Inc	5.4
Simon Property Group Inc	4.7
American Tower Corp	4.1
Digital Realty Trust Inc	3.9
Realty Income Corp	3.6
Public Storage	3.4
CBRE Group Inc Class A	2.8
Ventas Inc	2.8
47.9
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913533.102    2810-TSRA-0926

ANNUAL SHAREHOLDER REPORT | AS OF JULY 31, 2026
Fidelity® Real Estate Index Fund Fidelity® Real Estate Index Fund : FSRNX

This annual shareholder report contains information about Fidelity® Real Estate Index Fund for the period August 1, 2025 to July 31, 2026. You can find additional information about the Fund at fundresearch.fidelity.com/prospectus/sec. You can also request this information by contacting us at 1-800-544-8544 or by sending an e-mail to fidfunddocuments@fidelity.com.

What were your Fund costs for the last year?
(based on hypothetical $10,000 investment)

FUND COST (PREVIOUS YEAR)
	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Fidelity® Real Estate Index Fund	$ 8	0.07%
What affected the Fund's performance this period?

•U.S. stocks achieved a strong gain for the 12 months ending July 31, 2026, reflecting enthusiasm for artificial intelligence, strong corporate fundamentals, a resilient economy and, beginning in September, the Federal Reserve's first interest-rate reductions since December 2024.
•Against this backdrop, health care REITs gained about 37% and contributed most to the fund's performance for the fiscal year. The retail industry, which rose 31%, also helped, as did industrial, which advanced 35%. The data center group was up approximately 22%, while hotel & resorts gained 62%, and self-storage REITs advanced 21%. Other contributors included the other specialized (+12%), multi-family residential (+6%), diversified (+21%), office (+10%), single-family residential (+4%) and timber (+3%) categories.
•Conversely, real estate services returned -26% and detracted most. Telecom tower (-17%) REITs also hurt. Other detractors were the integrated telecommunication services (-25%) and the real estate development (-3%) segments.
•Turning to individual stocks, the biggest contributor was Welltower (+44%), from the health care industry. From the same category, Ventas gained about 43% and lifted the fund as well. In industrials, Prologis rose 40% and also boosted the fund. Simon Property (+47%), from the retail group, helped as well. Lastly, among data center REITs, Equinix (+33%) also contributed.
•In contrast, the biggest detractor was CoStar (-70%), from the real estate services industry. Within the same segment, Zillow (-57%) also hurt. Among telecom tower REITs, American Tower (-14%) and Crown Castle (-24%) detracted. Lastly, in the other specialized category, VICI Properties returned -14% and further hindered the fund.
How did the Fund perform over the past 10 years?

CUMULATIVE PERFORMANCE
July 31, 2016 through July 31, 2026.
Initial investment of $10,000.

AVERAGE ANNUAL TOTAL RETURNS:
	1 Year	5 Year	10 Year
Fidelity® Real Estate Index Fund	14.84%	2.41%	3.65%
Fidelity Real Estate Linked Index℠	14.95%	2.44%	3.69%
MSCI US IMI Real Estate 25/25 Index A	14.95%	2.44%	n/a
S&P 500® Index	19.56%	12.86%	15.08%
A FromSeptember 1, 2016

Visit www.fidelity.com for more recent performance information.
The Fund's past performance is not a good predictor of the Fund's future performance.  The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Key Fund Statistics
(as of July 31, 2026)

KEY FACTS
Fund Size	$3,249,125,377
Number of Holdings	147
Total Advisory Fee	$2,078,206
Portfolio Turnover	5%
What did the Fund invest in?
(as of July 31, 2026)

TOP INDUSTRIES (% of Fund's net assets)
Specialized REITs	31.2
Health Care REITs	16.9
Retail REITs	15.1
Industrial REITs	11.3
Residential REITs	10.7
Real Estate Management & Development	6.6
Hotel & Resort REITs	2.9
Office REITs	2.9
Diversified REITs	2.0

ASSET ALLOCATION (% of Fund's net assets)

Common Stocks - 99.6
Short-Term Investments and Net Other Assets (Liabilities) - 0.4

GEOGRAPHIC DIVERSIFICATION (% of Fund's net assets)

United States - 100.0

TOP HOLDINGS (% of Fund's net assets)
Welltower Inc	9.2
Prologis Inc	8.0
Equinix Inc	5.3
Simon Property Group Inc	4.7
American Tower Corp	4.1
Digital Realty Trust Inc	3.9
Realty Income Corp	3.6
Public Storage	3.4
CBRE Group Inc Class A	2.8
Ventas Inc	2.7
47.7
Fidelity, the Fidelity Investments Logo and all other Fidelity trademarks or service marks used herein are trademarks or service marks of FMR LLC. Any third-party marks that are used herein are trademarks or service marks of their respective owners. © 2026 FMR LLC. All rights reserved.

For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit fundresearch.fidelity.com/prospectus/sec
1.9913516.102    2355-TSRA-0926

Item 2.

Code of Ethics

As of the end of the period, July 31, 2026, Fidelity Salem Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Laura M. Bishop is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Ms. Bishop is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Real Estate Index Fund, Fidelity SAI Real Estate Index Fund, Fidelity SAI Small-Mid Cap Momentum Index Fund, Fidelity SAI U.S. Large Cap Index Fund, Fidelity SAI U.S. Momentum Index Fund, and Fidelity SAI U.S. Quality Index Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$36,700	$-	$9,600	$800
Fidelity SAI Real Estate Index Fund	$38,700	$-	$9,800	$900
Fidelity SAI Small-Mid Cap Momentum Index Fund	$42,000	$-	$8,200	$900
Fidelity SAI U.S. Large Cap Index Fund	$40,100	$-	$10,000	$900
Fidelity SAI U.S. Momentum Index Fund	$41,600	$-	$8,200	$900
Fidelity SAI U.S. Quality Index Fund	$41,800	$-	$8,200	$900

July 31, 2025 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Real Estate Index Fund	$37,300	$-	$9,100	$800
Fidelity SAI Real Estate Index Fund	$39,700	$-	$9,100	$800
Fidelity SAI Small-Mid Cap 500 Index Fund	$42,600	$-	$7,700	$800
Fidelity SAI U.S. Large Cap Index Fund	$40,700	$-	$9,500	$800
Fidelity SAI U.S. Momentum Index Fund	$42,000	$-	$7,700	$800
Fidelity SAI U.S. Quality Index Fund	$42,200	$-	$7,700	$800

A Amounts may reflect rounding.

Services Billed by PwC

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity SAI U.S. Value Index Fund (the “Fund(s)”):

July 31, 2026 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$39,500	$3,500	$10,100	$1,300

July 31, 2025 Fees A

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity SAI U.S. Value Index Fund	$40,000	$3,500	$10,100	$1,400

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2026A	July 31, 2025A
Audit-Related Fees	$154,800	$125,000
Tax Fees	$-	$-
All Other Fees	$-	$2,970,400

A Amounts may reflect rounding.

Services Billed by PwC

	July 31, 2026A	July 31, 2025A
Audit-Related Fees	$9,348,700	$9,680,100
Tax Fees	$1,000	$1,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	July 31, 2026A	July 31, 2025A
Deloitte Entities	$2,646,500	$3,487,800
PwC	$14,576,000	$14,652,600

A Amounts may reflect rounding

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

The Registrant has not retained, for the preparation of the audit report on the financial statements included in the Form N-CSR, a registered public accounting firm that has a branch or office that is located in a foreign jurisdiction and that the Public Company Accounting Oversight Board (the “PCAOB”) has determined that the PCAOB is unable to inspect or investigate completely because of a position taken by an authority in the foreign jurisdiction.

The Registrant is not a “foreign issuer,” as defined in 17 CFR 240.3b-4.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Financial Statements and Financial Highlights for Open-End Management Investment Companies

Fidelity® SAI U.S. Value Index Fund

Annual Report
July 31, 2026
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
The index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for us by Fidelity. S&P®;, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates ("S&P") and Dow Jones®; is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI U.S. Value Index Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
AUSTRALIA - 0.3%
Materials - 0.3%
Metals & Mining - 0.3%
Anglogold Ashanti Plc	385,404	30,570,245
BERMUDA - 0.1%
Financials - 0.1%
Insurance - 0.1%
RenaissanceRe Holdings Ltd	39,532	12,649,449
SWITZERLAND - 0.6%
Information Technology - 0.6%
Electronic Equipment, Instruments & Components - 0.6%
TE Connectivity PLC	266,732	54,864,105
UNITED STATES - 98.8%
Communication Services - 10.3%
Diversified Telecommunication Services - 4.3%
AT&T Inc	6,363,548	147,952,491
Comcast Corp Class A	3,261,868	78,154,357
Verizon Communications Inc	3,833,266	179,435,182
		405,542,030
Entertainment - 2.3%
Walt Disney Co/The	1,610,318	154,896,488
Warner Bros Discovery Inc (b)	2,252,872	59,250,534
		214,147,022
Interactive Media & Services - 2.3%
Alphabet Inc Class A	605,790	215,739,993
Media - 0.6%
Charter Communications Inc Class A (b)(c)	78,274	11,348,165
Fox Corp Class A	297,538	17,325,638
Nexstar Media Group Inc	25,912	4,937,013
Omnicom Group Inc (c)	285,976	22,506,311
Sirius XM Holdings Inc (c)	170,413	5,047,633
Versant Media Group Inc Class A	132,149	4,756,042
		65,920,802
Wireless Telecommunication Services - 0.8%
T-Mobile US Inc	430,687	74,383,952
TOTAL COMMUNICATION SERVICES		975,733,799
Consumer Discretionary - 4.3%
Automobile Components - 0.3%
Aptiv PLC (b)	193,389	10,920,677
BorgWarner Inc	188,208	11,996,378
Lear Corp	46,111	6,023,941
		28,940,996
Automobiles - 1.3%
Ford Motor Co	3,562,041	52,290,761
General Motors Co	821,710	73,017,151
		125,307,912
Broadline Retail - 0.5%
Amazon.com Inc (b)	144,776	39,318,266
Macy's Inc	241,688	5,998,696
		45,316,962
Distributors - 0.0%
LKQ Corp	232,674	5,223,531
Hotels, Restaurants & Leisure - 0.8%
Carnival Corp Ltd	1,045,479	29,074,771
Expedia Group Inc Class A	106,362	31,349,136
Flutter Entertainment PLC (b)(c)	159,317	16,643,847
		77,067,754
Household Durables - 1.0%
DR Horton Inc	244,907	35,036,396
Lennar Corp Class A	204,174	16,813,729
Mohawk Industries Inc (b)	47,204	5,810,812
PulteGroup Inc	174,658	22,088,997
Toll Brothers Inc	86,128	12,565,214
		92,315,148
Specialty Retail - 0.2%
Best Buy Co Inc	177,135	15,279,665
Textiles, Apparel & Luxury Goods - 0.2%
Lululemon Athletica Inc (b)	97,035	11,534,551
PVH Corp	41,635	3,608,089
		15,142,640
TOTAL CONSUMER DISCRETIONARY		404,594,608
Consumer Staples - 4.2%
Beverages - 0.6%
Constellation Brands Inc Class A	127,662	16,625,422
Keurig Dr Pepper Inc	1,234,956	38,431,831
Molson Coors Beverage Co Class B (c)	153,899	6,396,042
		61,453,295
Consumer Staples Distribution & Retail - 1.3%
Albertsons Cos Inc Class A	336,347	3,894,898
Dollar General Corp	200,089	25,421,307
Kroger Co/The	529,241	30,558,376
Target Corp	411,602	59,472,374
		119,346,955
Food Products - 1.2%
Archer-Daniels-Midland Co	436,840	34,628,307
Conagra Brands Inc	434,839	6,309,514
General Mills Inc	485,028	17,339,751
Ingredion Inc	57,267	5,695,775
JM Smucker Co	96,985	11,566,431
Kraft Heinz Co/The	774,740	20,027,029
Tyson Foods Inc Class A	256,403	14,861,118
		110,427,925
Tobacco - 1.1%
Altria Group Inc	1,525,918	104,265,977
TOTAL CONSUMER STAPLES		395,494,152
Energy - 12.6%
Energy Equipment & Services - 1.0%
Halliburton Co	761,334	24,553,022
NOV Inc	327,609	6,365,443
SLB Ltd	1,359,260	67,405,703
		98,324,168
Oil, Gas & Consumable Fuels - 11.6%
Antero Resources Corp (b)	266,427	9,628,672
APA Corp	322,395	12,031,781
Chevron Corp	1,703,943	335,387,101
Chord Energy Corp	51,690	7,256,242
ConocoPhillips	1,113,682	134,176,407
Devon Energy Corp	563,822	25,445,287
Diamondback Energy Inc	176,437	35,807,889
EOG Resources Inc	493,223	73,337,328
EQT Corp	567,282	30,230,458
Expand Energy Corp	216,497	20,357,213
HF Sinclair Corp	142,128	13,000,448
Marathon Petroleum Corp	268,156	84,863,329
Matador Resources Co	106,185	5,297,570
Murphy Oil Corp	121,965	4,846,889
Occidental Petroleum Corp	653,758	37,309,969
ONEOK Inc	571,974	51,940,959
Ovintiv Inc	252,401	15,764,966
Permian Resources Holdings Inc/DE Class A	672,985	14,341,310
Phillips 66	366,256	77,529,070
Range Resources Corp	215,376	8,645,193
SM Energy Co	205,755	6,691,153
Valero Energy Corp	277,255	86,753,090
		1,090,642,324
TOTAL ENERGY		1,188,966,492
Financials - 21.6%
Banks - 13.1%
Bank of America Corp	5,515,813	341,704,615
Bank OZK	94,318	4,838,512
Citigroup Inc	1,588,483	210,394,573
Citizens Financial Group Inc	386,312	27,679,255
First Citizens BancShares Inc/NC Class A	8,839	19,327,799
Huntington Bancshares Inc/OH	1,845,088	31,440,300
KeyCorp	851,773	19,241,552
M&T Bank Corp	138,023	33,993,685
Pinnacle Financial Partners Inc	136,844	14,400,094
PNC Financial Services Group Inc/The	367,146	91,738,771
Regions Financial Corp	789,015	24,420,014
SOUTHSTATE BANK CORP	90,117	9,470,396
Truist Financial Corp	1,147,589	59,491,014
US Bancorp	1,412,986	89,032,248
Wells Fargo & Co	2,811,184	243,026,857
Western Alliance Bancorp	93,350	7,513,742
Zions Bancorp NA	134,217	9,354,925
		1,237,068,352
Capital Markets - 0.2%
T Rowe Price Group Inc	198,708	22,205,619
Consumer Finance - 0.4%
Ally Financial Inc	255,183	11,057,079
Synchrony Financial	315,966	23,947,064
		35,004,143
Financial Services - 1.3%
Essent Group Ltd	86,770	5,723,349
Fidelity National Information Services Inc	470,728	21,074,493
Fiserv Inc (b)	488,909	26,371,751
Global Payments Inc	216,320	18,188,186
PayPal Holdings Inc	836,887	47,878,305
		119,236,084
Insurance - 6.3%
Allstate Corp/The	236,341	62,412,931
American International Group Inc	487,735	38,326,216
Arch Capital Group Ltd (b)	324,942	32,666,419
Axis Capital Holdings Ltd	70,028	7,375,349
Chubb Ltd	330,626	115,943,927
Everest Group Ltd	36,996	13,842,053
Hartford Insurance Group Inc/The	253,521	35,977,165
Lincoln National Corp	153,663	7,008,569
MetLife Inc	500,363	48,099,895
Progressive Corp/The	528,714	111,780,714
Prudential Financial Inc	316,333	38,617,933
Reinsurance Group of America Inc	59,734	14,147,998
Travelers Companies Inc/The	196,561	73,584,576
		599,783,745
Mortgage Real Estate Investment Trusts (REITs) - 0.3%
AGNC Investment Corp (c)	1,006,811	10,732,605
Annaly Capital Management Inc	653,016	14,836,524
Rithm Capital Corp	505,297	4,992,334
		30,561,463
TOTAL FINANCIALS		2,043,859,406
Health Care - 12.5%
Biotechnology - 1.1%
Biogen Inc (b)	133,404	27,074,342
BioMarin Pharmaceutical Inc (b)	174,632	10,481,412
Regeneron Pharmaceuticals Inc	91,630	69,879,787
		107,435,541
Health Care Equipment & Supplies - 2.8%
Baxter International Inc	467,673	12,234,326
Becton Dickinson & Co	258,831	42,867,590
Boston Scientific Corp (b)	1,348,070	62,995,311
GE HealthCare Technologies Inc	414,278	28,179,190
Medtronic PLC	1,165,355	99,509,663
Zimmer Biomet Holdings Inc	180,148	16,921,302
		262,707,382
Health Care Providers & Services - 5.1%
Centene Corp (b)	424,658	26,422,221
Cigna Group/The	239,490	66,829,685
CVS Health Corp	1,156,444	120,767,447
Elevance Health Inc	200,621	75,401,397
HCA Healthcare Inc	142,291	57,284,934
Tenet Healthcare Corp (b)	79,888	20,353,864
UnitedHealth Group Inc	241,791	100,198,190
Universal Health Services Inc Class B	50,208	8,457,035
		475,714,773
Pharmaceuticals - 3.5%
Bristol-Myers Squibb Co	1,851,162	120,899,390
Jazz Pharmaceuticals PLC (b)	55,236	13,966,975
Pfizer Inc	5,168,327	129,259,858
Royalty Pharma PLC Class A	342,702	20,024,078
Viatris Inc	1,046,962	18,384,653
Zoetis Inc Class A	383,716	29,657,410
		332,192,364
TOTAL HEALTH CARE		1,178,050,060
Industrials - 3.7%
Air Freight & Logistics - 1.4%
FedEx Corp	196,629	60,443,754
United Parcel Service Inc Class B	671,744	70,009,160
		130,452,914
Building Products - 0.1%
Owens Corning	74,713	10,377,636
Industrial Conglomerates - 0.7%
Honeywell International Inc	288,557	70,133,779
Machinery - 0.2%
Oshkosh Corp	57,498	8,188,290
Stanley Black & Decker Inc	140,791	13,316,013
		21,504,303
Passenger Airlines - 0.9%
Delta Air Lines Inc	590,468	51,630,522
United Airlines Holdings Inc (b)	293,999	35,670,899
		87,301,421
Professional Services - 0.4%
Genpact Ltd	144,002	5,064,550
Leidos Holdings Inc	116,221	13,435,148
SS&C Technologies Holdings Inc	190,766	14,698,520
		33,198,218
TOTAL INDUSTRIALS		352,968,271
Information Technology - 24.9%
Electronic Equipment, Instruments & Components - 0.6%
Arrow Electronics Inc (b)	46,437	10,056,861
CDW Corp/DE	118,347	17,492,871
TD SYNNEX Corp	68,159	17,428,256
Zebra Technologies Corp Class A (b)	44,716	13,138,455
		58,116,443
IT Services - 1.6%
Accenture PLC Class A	559,316	92,801,711
Amdocs Ltd	98,127	5,467,636
Cognizant Technology Solutions Corp Class A	434,728	24,062,195
EPAM Systems Inc (b)(c)	50,216	5,300,801
Gartner Inc (b)(c)	64,039	9,671,170
GoDaddy Inc Class A (b)	122,845	10,164,195
		147,467,708
Semiconductors & Semiconductor Equipment - 9.2%
First Solar Inc (b)	97,543	20,584,499
Micron Technology Inc	409,278	336,848,072
NVIDIA Corp	1,782,058	357,748,144
QUALCOMM Inc	969,906	143,167,825
Skyworks Solutions Inc (c)	136,690	8,513,053
		866,861,593
Software - 8.3%
Adobe Inc (b)	373,146	93,439,490
Autodesk Inc (b)	192,709	45,132,448
Docusign Inc (b)	182,049	9,981,747
Gen Digital Inc	501,001	13,752,477
Intuit Inc	252,952	79,950,539
Microsoft Corp	568,377	264,136,159
PTC Inc (b)	108,168	14,840,650
Roper Technologies Inc	96,900	37,981,893
Salesforce Inc	851,736	156,736,459
Trimble Inc (b)	216,271	12,236,613
Workday Inc Class A (b)	193,618	31,044,710
Zoom Communications Inc Class A (b)	241,404	23,191,682
		782,424,867
Technology Hardware, Storage & Peripherals - 5.2%
Apple Inc	983,786	303,901,333
Dell Technologies Inc Class C	270,144	109,508,273
Hewlett Packard Enterprise Co	1,207,891	57,857,979
HP Inc	834,451	22,755,479
		494,023,064
TOTAL INFORMATION TECHNOLOGY		2,348,893,675
Materials - 3.5%
Chemicals - 0.9%
Celanese Corp	99,540	4,451,429
CF Industries Holdings Inc	141,782	17,749,689
Dow Inc	652,241	19,756,380
DuPont de Nemours Inc	123,987	16,986,219
Eastman Chemical Co	103,717	7,255,004
LyondellBasell Industries NV Class A1	234,067	14,530,879
Mosaic Co/The	288,525	6,382,173
		87,111,773
Containers & Packaging - 0.8%
Amcor PLC	420,001	18,849,645
Crown Holdings Inc	101,891	12,007,854
International Paper Co	479,988	19,597,910
Smurfit Westrock PLC	474,864	21,829,498
		72,284,907
Metals & Mining - 1.8%
Alcoa Corp	235,399	10,654,159
Coeur Mining Inc	940,628	14,024,763
Newmont Corp	991,962	92,956,759
Nucor Corp	208,034	53,525,068
		171,160,749
TOTAL MATERIALS		330,557,429
Real Estate - 0.3%
Specialized REITs - 0.3%
VICI Properties Inc	971,552	25,600,395
Utilities - 0.9%
Electric Utilities - 0.9%
Edison International	349,773	25,662,845
Eversource Energy	341,048	24,415,626
PG&E Corp	1,997,960	34,724,545
TOTAL UTILITIES		84,803,016
TOTAL UNITED STATES		9,329,521,303
TOTAL COMMON STOCKS (Cost $7,701,336,857)		9,427,605,102

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/13/2026 (e) (Cost $1,643,020)	3.64	1,645,000	1,643,353

Money Market Funds - 0.3%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	6,704,002	6,705,343
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	17,713,392	17,715,163
TOTAL MONEY MARKET FUNDS (Cost $24,420,502)			24,420,506

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $7,727,400,379)	9,453,668,961
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(7,361,813)
NET ASSETS - 100.0%	9,446,307,148

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CME E-Mini S&P 500 Index Contracts (United States)	50	9/2026	18,798,125	207,893

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,273,723.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	19,474,156	577,296,879	590,070,535	610,582	4,839	4	6,705,343	6,704,002
Fidelity Securities Lending Cash Central Fund	12,305,202	592,147,700	586,736,031	787,699	(1,708)	-	17,715,163	17,713,392
	31,779,358	1,169,444,579	1,176,806,566	1,398,281	3,131	4	24,420,506

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	975,733,799	975,733,799	-	-
Consumer Discretionary	404,594,608	404,594,608	-	-
Consumer Staples	395,494,152	395,494,152	-	-
Energy	1,188,966,492	1,188,966,492	-	-
Financials	2,056,508,855	2,056,508,855	-	-
Health Care	1,178,050,060	1,178,050,060	-	-
Industrials	352,968,271	352,968,271	-	-
Information Technology	2,403,757,780	2,403,757,780	-	-
Materials	361,127,674	361,127,674	-	-
Real Estate	25,600,395	25,600,395	-	-
Utilities	84,803,016	84,803,016	-	-

U.S. Treasury Obligations	1,643,353	-	1,643,353	-

Money Market Funds	24,420,506	24,420,506	-	-
Total Investments in Securities:	9,453,668,961	9,452,025,608	1,643,353	-
Derivative Instruments:

Assets
Futures Contracts	207,893	207,893	-	-
Total Assets	207,893	207,893	-	-
Total Derivative Instruments:	207,893	207,893	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$9,429,248,455
Investments in securities, at value - affiliated issuers	24,420,506
Foreign currency held at value	1,999
Receivable for fund shares sold	266,457
Dividends receivable	12,064,841
Distributions receivable from affiliated funds	33,440
Receivable for variation margin on futures contracts	116,875
Prepaid expenses	1,377
Total assets	9,466,153,950
Liabilities
Payable for fund shares redeemed	950,732
Accrued management fee	773,845
Registration fee payable	349,149
Other payables and accrued expenses	56,576
Collateral on securities loaned	17,716,500
Total liabilities	19,846,802
Net Assets	$9,446,307,148
Net assets consist of:
Paid in capital	7,047,238,001
Total accumulated earnings (loss)	2,399,069,147
Net Assets	$9,446,307,148

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($9,446,307,148/593,103,489 shares)	$15.93

Other Information
Unaffiliated issuers, cost	7,702,979,877
Affiliated issuers, cost	24,420,502
Foreign currency holdings, cost	2,022
Securities loaned, market value	52,415,662
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$173,026,945
Dividends - affiliated issuers	1,398,281
Security lending income - unaffiliated issuers	31,818
Interest	69,257
Total investment income	174,526,301
Expenses
Management fee	7,303,999
Custodian fees and expenses	45,502
Independent trustees' fees and expenses	15,497
Registration fees	373,884
Audit	55,512
Legal	9,967
Commitment fee	9,542
Miscellaneous	10,871
Total expenses	7,824,774
Expense reimbursements and reductions	(844)
Total expenses after reductions	7,823,930
Net investment income (loss)	166,702,371
Net realized gain (loss)
Investments - unaffiliated issuers	771,234,028
Investments - affiliated issuers	3,131
Futures contracts	2,127,606
Net realized gain (loss)	773,364,765
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	1,296,122,274
Investments - affiliated issuers	4
Assets and liabilities in foreign currencies	(25)
Futures contracts	(553,419)
Total change in net unrealized appreciation (depreciation)	1,295,568,834
Net gain (loss)	2,068,933,599
Net increase (decrease) in net assets resulting from operations	$2,235,635,970
Other Information
Income from securities lending - Affiliated Issuers	787,699

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$166,702,371	$125,989,206
Net realized gain (loss)	773,364,765	263,370,417
Change in net unrealized appreciation (depreciation)	1,295,568,834	20,689,262
Net increase (decrease) in net assets resulting from operations	2,235,635,970	410,048,885
Distributions to shareholders
Distributions to shareholders	(469,814,929)	(249,759,972)
Total distributions	(469,814,929)	(249,759,972)
Net increase (decrease) in net assets resulting from share transactions	1,912,741,420	1,493,971,574
Total increase (decrease) in net assets	3,678,562,461	1,654,260,487
Net Assets
Beginning of period	5,767,744,687	4,113,484,200
End of period	$9,446,307,148	$5,767,744,687
Financial Highlights
Fidelity® SAI U.S. Value Index Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$12.61	$12.29	$11.48	$12.13	$12.22
Income from Investment Operations
Net investment income (loss) A, B	.32	.31	.31	.32	.31
Net realized and unrealized gain (loss)	4.00	.69	1.54	.40	.31
Total from investment operations	4.32	1.00	1.85	.72	.62
Distributions
Distributions from net investment income	(.31)	(.25)	(.59)	(.38)	(.28)
Distributions from net realized gain	(.69)	(.43)	(.45)	(.99)	(.42)
Total distributions	(1.00)	(.68)	(1.04)	(1.37)	(.71) C
Net asset value, end of period	$15.93	$12.61	$12.29	$11.48	$12.13
Total Return D	36.11%	8.59%	18.17%	6.74%	5.21%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.11%	.11%	.11%	.12%	.10%
Ratio of expenses to average net assets net of fee waivers, if any	.11%	.11%	.11%	.12%	.10%
Ratio of expenses to average net assets net of all reductions, if any	.11%	.11%	.11%	.12%	.10%
Ratio of net investment income (loss) to average net assets	2.28%	2.56%	2.77%	2.90%	2.49%
Net assets, end of period	$9,446,307,148	$5,767,744,687	$4,113,484,200	$392,338,130	$2,952,540,767
Portfolio turnover rate G	60%	61%	63%	86%	62%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® SAI U.S. Value Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: futures transactions, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® SAI U.S. Value Index Fund	7,812,424,220	2,010,836,419	(369,591,678)	1,641,244,741

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® SAI U.S. Value Index Fund	283,403,490	474,420,938	1,641,244,718

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI U.S. Value Index Fund	358,562,433	111,252,497	469,814,930

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI U.S. Value Index Fund	215,813,310	33,946,662	249,759,972

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® SAI U.S. Value Index Fund
Equity Risk
Futures Contracts	207,893	-	2,127,606	(553,419)
Total Equity Risk	207,893	-	2,127,606	(553,419)

Totals	207,893	-	2,127,606	(553,419)

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® SAI U.S. Value Index Fund
Futures	22,212,254

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® SAI U.S. Value Index Fund	5,998,240,635	4,369,588,294

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

For these services, the Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® SAI U.S. Value Index Fund	0.10

Sub-Adviser. Geode Capital Management, LLC, serves as sub-adviser for the Fund. Sub-advisers provide discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® SAI U.S. Value Index Fund	321,621,506	208,598,539	(1,017,358)

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® SAI U.S. Value Index Fund	21,555	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® SAI U.S. Value Index Fund	36,388,339

  8. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® SAI U.S. Value Index Fund	844

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® SAI U.S. Value Index Fund
Fidelity® SAI U.S. Value Index Fund	469,814,929	249,759,972
Total	469,814,929	249,759,972

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® SAI U.S. Value Index Fund
Shares sold	127,515,152	120,105,939	1,842,369,975	1,470,083,947
Reinvestment of distributions	35,237,316	20,835,917	461,323,388	246,464,474
Shares redeemed	(27,003,073)	(18,351,682)	(390,951,943)	(222,576,847)
Net increase (decrease)	135,749,395	122,590,174	1,912,741,420	1,493,971,574

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity ® SAI U.S. Value Index Fund	91%
  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and Shareholders of Fidelity SAI U.S. Value Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity SAI U.S. Value Index Fund (one of the funds constituting Fidelity Salem Street Trust, referred to hereafter as the "Fund") as of July 31, 2026, the related statement of operations for the year ended July 31, 2026, the statement of changes in net assets for each of the two years in the period ended July 31, 2026, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2026 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2026 and the financial highlights for each of the five years in the period ended July 31, 2026 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2026 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $526,671,820 or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 35% and 44% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 36.26% and 46.13% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.75% and 1.32% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9885515.108
USV-ANN-0926
Fidelity® SAI U.S. Quality Index Fund

Annual Report
July 31, 2026
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
The index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for us by Fidelity. S&P®;, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates ("S&P") and Dow Jones®; is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI U.S. Quality Index Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
UNITED STATES - 99.8%
Communication Services - 8.0%
Entertainment - 2.3%
Electronic Arts Inc	780,269	163,747,252
Netflix Inc (b)	9,004,494	645,712,265
		809,459,517
Interactive Media & Services - 5.7%
Alphabet Inc Class A	2,742,258	976,600,342
Meta Platforms Inc Class A	1,876,040	1,044,410,228
		2,021,010,570
Media - 0.0%
Trade Desk Inc (The) Class A (b)	1,525,417	27,518,523
TOTAL COMMUNICATION SERVICES		2,857,988,610
Consumer Discretionary - 4.4%
Broadline Retail - 0.5%
Amazon.com Inc (b)	707,911	192,254,469
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings Inc	2,791,741	538,526,839
Domino's Pizza Inc	107,683	37,413,382
Expedia Group Inc Class A	405,359	119,475,512
		695,415,733
Household Durables - 0.5%
Garmin Ltd	566,367	166,387,297
Specialty Retail - 1.0%
O'Reilly Automotive Inc (b)	2,916,663	260,603,839
Williams-Sonoma Inc	413,577	94,568,517
		355,172,356
Textiles, Apparel & Luxury Goods - 0.4%
Deckers Outdoor Corp (b)	491,764	47,642,096
Tapestry Inc	701,405	106,873,080
		154,515,176
TOTAL CONSUMER DISCRETIONARY		1,563,745,031
Consumer Staples - 9.5%
Beverages - 4.1%
Coca-Cola Co/The	13,412,028	1,174,759,533
Coca-Cola Consolidated Inc (c)	195,967	36,822,198
Monster Beverage Corp (b)	2,470,857	238,141,198
		1,449,722,929
Household Products - 4.3%
Colgate-Palmolive Co	2,792,485	254,953,881
Kimberly-Clark Corp (c)	1,149,892	125,694,694
Procter & Gamble Co/The	8,051,137	1,163,308,785
		1,543,957,360
Tobacco - 1.1%
Altria Group Inc	5,815,499	397,373,047
TOTAL CONSUMER STAPLES		3,391,053,336
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Antero Midstream Corp	1,147,240	25,204,862
DT Midstream Inc (c)	352,234	48,608,292
TOTAL ENERGY		73,813,154
Financials - 16.0%
Capital Markets - 1.5%
Ameriprise Financial Inc	316,295	172,646,463
Evercore Inc Class A	133,994	42,953,117
FactSet Research Systems Inc (c)	128,524	33,827,517
MarketAxess Holdings Inc	128,777	20,900,506
Moody's Corp	531,513	254,265,189
SEI Investments Co	321,825	33,141,539
		557,734,331
Consumer Finance - 1.7%
American Express Co	1,855,360	623,864,800
Financial Services - 9.0%
Jack Henry & Associates Inc	250,011	38,511,694
Mastercard Inc Class A	2,576,996	1,476,876,408
PayPal Holdings Inc	3,189,500	182,471,295
Visa Inc Class A	4,103,017	1,502,237,614
		3,200,097,011
Insurance - 3.8%
Allstate Corp/The	900,729	237,864,514
Erie Indemnity Co Class A (c)	88,008	21,301,456
Kinsale Capital Group Inc (c)	76,561	27,287,872
Marsh & McLennan Cos Inc	1,677,171	318,142,567
Primerica Inc	110,568	35,377,337
Progressive Corp/The	2,030,451	429,277,951
Travelers Companies Inc/The	749,122	280,441,312
		1,349,693,009
TOTAL FINANCIALS		5,731,389,151
Health Care - 13.9%
Biotechnology - 6.2%
AbbVie Inc	5,530,685	1,387,870,095
Amgen Inc	1,865,483	718,509,432
Exelixis Inc (b)	899,721	47,712,205
United Therapeutics Corp (b)	149,164	77,223,694
		2,231,315,426
Health Care Equipment & Supplies - 1.0%
Dexcom Inc (b)	1,333,304	111,264,219
IDEXX Laboratories Inc (b)	276,631	154,656,093
ResMed Inc (c)	504,679	106,477,175
		372,397,487
Health Care Providers & Services - 0.1%
Chemed Corp	49,069	26,116,975
Health Care Technology - 0.3%
Doximity Inc Class A (b)(c)	463,570	9,693,249
Veeva Systems Inc Class A (b)	523,918	106,764,010
		116,457,259
Life Sciences Tools & Services - 0.4%
Medpace Holdings Inc (b)	77,674	44,826,442
Mettler-Toledo International Inc (b)	70,413	99,725,932
		144,552,374
Pharmaceuticals - 5.9%
Bristol-Myers Squibb Co	7,055,046	460,765,054
Eli Lilly & Co	1,322,901	1,519,801,585
Zoetis Inc Class A	1,462,396	113,028,587
		2,093,595,226
TOTAL HEALTH CARE		4,984,434,747
Industrials - 7.3%
Commercial Services & Supplies - 1.3%
Cintas Corp	1,177,553	240,962,670
Copart Inc (b)	3,085,263	89,842,859
Rollins Inc	1,016,668	38,602,884
Veralto Corp	860,186	81,003,716
		450,412,129
Construction & Engineering - 0.5%
Comfort Systems USA Inc	121,921	210,885,534
Ground Transportation - 1.7%
Union Pacific Corp	2,055,710	600,534,563
Machinery - 1.5%
Fortive Corp	1,085,725	64,285,777
Graco Inc	574,367	45,593,252
Illinois Tool Works Inc	908,566	260,713,014
Otis Worldwide Corp	1,346,663	96,892,403
Snap-on Inc	179,844	73,809,776
		541,294,222
Professional Services - 1.2%
Automatic Data Processing Inc	1,394,897	371,684,255
Paycom Software Inc	169,290	27,756,788
Paylocity Holding Corp (b)	151,185	20,847,656
		420,288,699
Trading Companies & Distributors - 1.1%
Fastenal Co	3,977,687	189,775,446
WW Grainger Inc	151,548	209,472,677
		399,248,123
TOTAL INDUSTRIALS		2,622,663,270
Information Technology - 38.9%
Communications Equipment - 2.0%
Arista Networks Inc (b)	3,577,328	645,171,105
F5 Inc (b)	195,801	78,823,608
		723,994,713
Electronic Equipment, Instruments & Components - 0.1%
Cognex Corp	574,069	37,452,262
IT Services - 0.1%
Gartner Inc (b)(c)	244,063	36,858,394
Semiconductors & Semiconductor Equipment - 14.7%
Applied Materials Inc	2,480,359	1,259,203,854
Cirrus Logic Inc (b)	176,706	22,856,921
KLA Corp	4,540,957	830,177,759
Lam Research Corp	3,731,248	1,093,330,289
NVIDIA Corp	7,236,503	1,452,727,977
QUALCOMM Inc	3,696,454	545,633,575
Universal Display Corp (c)	153,173	12,278,348
		5,216,208,723
Software - 12.5%
Adobe Inc (b)	1,422,112	356,111,066
AppLovin Corp Class A (b)	938,839	371,686,360
Autodesk Inc (b)	734,441	172,006,082
Dolby Laboratories Inc Class A	210,926	12,404,558
Dropbox Inc Class A (b)	604,261	19,674,738
Fair Isaac Corp (b)	82,181	92,286,798
Fortinet Inc (b)	2,189,815	354,640,539
Manhattan Associates Inc (b)	207,334	39,675,434
Microsoft Corp	6,121,712	2,844,882,001
PTC Inc (b)	412,243	56,559,740
Qualys Inc (b)	124,224	17,981,424
Teradata Corp (b)(c)	322,877	10,005,958
Zoom Communications Inc Class A (b)	920,026	88,386,898
		4,436,301,596
Technology Hardware, Storage & Peripherals - 9.5%
Apple Inc	10,630,885	3,283,986,685
NetApp Inc	686,148	122,477,418
		3,406,464,103
TOTAL INFORMATION TECHNOLOGY		13,857,279,791
Real Estate - 1.6%
Retail REITs - 0.7%
Simon Property Group Inc	1,126,660	258,422,003
Specialized REITs - 0.9%
American Tower Corp	1,621,821	281,158,889
Lamar Advertising Co Class A	300,923	48,135,643
		329,294,532
TOTAL REAL ESTATE		587,716,535
TOTAL UNITED STATES		35,670,083,625
TOTAL COMMON STOCKS (Cost $26,651,935,688)		35,670,083,625

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/13/2026 (e) (Cost $15,544,270)	3.64	15,563,000	15,547,415

Money Market Funds - 0.8%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	28,655,454	28,661,186
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	239,665,218	239,689,184
TOTAL MONEY MARKET FUNDS (Cost $268,349,390)			268,350,370

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $26,935,829,348)	35,953,981,410
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(212,110,228)
NET ASSETS - 100.0%	35,741,871,182

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CME E-Mini S&P 500 Index Contracts (United States)	193	9/2026	72,560,763	384,974

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $4,985,003.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	577,785,115	5,739,365,763	6,288,535,644	38,155,990	44,972	980	28,661,186	28,655,454
Fidelity Securities Lending Cash Central Fund	4,425,867	799,205,261	563,942,762	29,542	818	-	239,689,184	239,665,218
	582,210,982	6,538,571,024	6,852,478,406	38,185,532	45,790	980	268,350,370

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	2,857,988,610	2,857,988,610	-	-
Consumer Discretionary	1,563,745,031	1,563,745,031	-	-
Consumer Staples	3,391,053,336	3,391,053,336	-	-
Energy	73,813,154	73,813,154	-	-
Financials	5,731,389,151	5,731,389,151	-	-
Health Care	4,984,434,747	4,984,434,747	-	-
Industrials	2,622,663,270	2,622,663,270	-	-
Information Technology	13,857,279,791	13,857,279,791	-	-
Real Estate	587,716,535	587,716,535	-	-

U.S. Treasury Obligations	15,547,415	-	15,547,415	-

Money Market Funds	268,350,370	268,350,370	-	-
Total Investments in Securities:	35,953,981,410	35,938,433,995	15,547,415	-
Derivative Instruments:

Assets
Futures Contracts	384,974	384,974	-	-
Total Assets	384,974	384,974	-	-
Total Derivative Instruments:	384,974	384,974	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$35,685,631,040
Investments in securities, at value - affiliated issuers	268,350,370
Receivable for fund shares sold	432,785
Dividends receivable	31,673,960
Distributions receivable from affiliated funds	103,971
Receivable for variation margin on futures contracts	453,370
Prepaid expenses	4,734
Total assets	35,986,650,230
Liabilities
Payable for fund shares redeemed	797,743
Accrued management fee	2,893,968
Other payables and accrued expenses	1,412,296
Collateral on securities loaned	239,675,041
Total liabilities	244,779,048
Net Assets	$35,741,871,182
Net assets consist of:
Paid in capital	24,807,156,047
Total accumulated earnings (loss)	10,934,715,135
Net Assets	$35,741,871,182

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($35,741,871,182/1,365,970,765 shares)	$26.17

Other Information
Unaffiliated issuers, cost	26,667,479,958
Affiliated issuers, cost	268,349,390
Securities loaned, market value	282,185,499
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$283,126,317
Dividends - affiliated issuers	38,185,532
Security lending income - unaffiliated issuers	16,546
Interest	2,717,752
Total investment income	324,046,147
Expenses
Management fee	27,324,145
Custodian fees and expenses	134,627
Independent trustees' fees and expenses	58,366
Registration fees	1,335,990
Audit	56,903
Legal	19,389
Interest	20,685
Commitment fee	35,776
Miscellaneous	42,334
Total expenses	29,028,215
Expense reimbursements and reductions	(17,137)
Total expenses after reductions	29,011,078
Net investment income (loss)	295,035,069
Net realized gain (loss)
Investments - unaffiliated issuers	2,237,120,286
Investments - affiliated issuers	45,790
Futures contracts	(74,294,760)
Net realized gain (loss)	2,162,871,316
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	2,037,837,108
Investments - affiliated issuers	980
Futures contracts	(11,576,202)
Total change in net unrealized appreciation (depreciation)	2,026,261,886
Net gain (loss)	4,189,133,202
Net increase (decrease) in net assets resulting from operations	$4,484,168,271
Other Information
Income from securities lending - Affiliated Issuers	29,542

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$295,035,069	$193,538,855
Net realized gain (loss)	2,162,871,316	631,601,857
Change in net unrealized appreciation (depreciation)	2,026,261,886	1,772,555,423
Net increase (decrease) in net assets resulting from operations	4,484,168,271	2,597,696,135
Distributions to shareholders
Distributions to shareholders	(896,150,028)	(1,874,106,399)
Total distributions	(896,150,028)	(1,874,106,399)
Net increase (decrease) in net assets resulting from share transactions	9,241,591,528	8,011,848,577
Total increase (decrease) in net assets	12,829,609,771	8,735,438,313
Net Assets
Beginning of period	22,912,261,411	14,176,823,098
End of period	$35,741,871,182	$22,912,261,411
Financial Highlights
Fidelity® SAI U.S. Quality Index Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$23.19	$22.96	$18.70	$16.49	$19.24
Income from Investment Operations
Net investment income (loss) A, B	.26	.23	.21	.23	.23
Net realized and unrealized gain (loss)	3.59	2.72	4.51	2.20	(1.36)
Total from investment operations	3.85	2.95	4.72	2.43	(1.13)
Distributions
Distributions from net investment income	(.21)	(.23)	(.23)	(.22)	(.20)
Distributions from net realized gain	(.66)	(2.50)	(.23)	-	(1.42)
Total distributions	(.87)	(2.72) C	(.46)	(.22)	(1.62)
Net asset value, end of period	$26.17	$23.19	$22.96	$18.70	$16.49
Total Return D	17.07%	14.17%	25.86%	14.97%	(6.55)%
Ratios and Supplemental Data B, E, F
Ratio of expenses to average net assets before reductions	.11%	.10%	.11%	.11%	.10%
Ratio of expenses to average net assets net of fee waivers, if any	.11%	.10%	.11%	.11%	.10%
Ratio of expenses to average net assets net of all reductions, if any	.11%	.10%	.11%	.11%	.10%
Ratio of net investment income (loss) to average net assets	1.08%	1.06%	1.06%	1.43%	1.30%
Net assets, end of period	$35,741,871,182	$22,912,261,411	$14,176,823,098	$13,073,529,276	$11,408,951,397
Portfolio turnover rate G	37%	51%	53%	58%	47%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal distributions per share do not sum due to rounding.
DTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
EExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

FFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® SAI U.S. Quality Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: futures transactions, losses deferred due to excise tax regulations, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® SAI U.S. Quality Index Fund	27,067,835,778	10,316,070,403	(1,429,924,771)	8,886,145,632

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® SAI U.S. Quality Index Fund	348,641,475	1,699,928,028	8,886,145,632

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI U.S. Quality Index Fund	219,053,442	677,096,586	896,150,028

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI U.S. Quality Index Fund	430,977,562	1,443,128,837	1,874,106,399

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® SAI U.S. Quality Index Fund
Equity Risk
Futures Contracts	384,974	-	(74,294,760)	(11,576,202)
Total Equity Risk	384,974	-	(74,294,760)	(11,576,202)

Totals	384,974	-	(74,294,760)	(11,576,202)

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® SAI U.S. Quality Index Fund
Futures	1,043,990,239

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® SAI U.S. Quality Index Fund	18,948,955,652	9,837,289,418

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

For these services, the Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® SAI U.S. Quality Index Fund	0.10

Sub-Adviser. Geode Capital Management, LLC, serves as sub-adviser for the Fund. Sub-advisers provide discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® SAI U.S. Quality Index Fund	Borrower	192,416,000	3.87	20,685

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® SAI U.S. Quality Index Fund	555,920,950	158,288,533	17,213,303

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® SAI U.S. Quality Index Fund	5,036	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® SAI U.S. Quality Index Fund	47,743,641

  8. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® SAI U.S. Quality Index Fund	17,137

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® SAI U.S. Quality Index Fund
Fidelity® SAI U.S. Quality Index Fund	896,150,028	1,874,106,399
Total	896,150,028	1,874,106,399

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® SAI U.S. Quality Index Fund
Shares sold	358,567,883	312,619,234	8,803,073,334	6,754,552,365
Reinvestment of distributions	37,916,747	86,684,232	888,782,574	1,848,266,135
Shares redeemed	(18,489,275)	(28,775,269)	(450,264,380)	(590,969,923)
Net increase (decrease)	377,995,355	370,528,197	9,241,591,528	8,011,848,577

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers U.S. Total Stock Fund
Fidelity ® SAI U.S. Quality Index Fund	85%	11%
Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity ® SAI U.S. Quality Index Fund	96
  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI U.S. Quality Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Quality Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended,  statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $1,829,571,852, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $20,819,961 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 100% and 79% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.92% and 80.02% of the dividends distributed in September and December, respectively during the fiscal year, as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.09% and 6.96% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9868208.110
SV4-ANN-0926
Fidelity® SAI U.S. Momentum Index Fund

Annual Report
July 31, 2026
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
The MSCI indexes are the exclusive property of MSCI Inc. ("MSCI"). MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Fidelity. The financial products referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such financial products or any index on which such financial products are based. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI U.S. Momentum Index Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
AUSTRALIA - 0.2%
Materials - 0.2%
Metals & Mining - 0.2%
Anglogold Ashanti Plc	72,442	5,746,099
BERMUDA - 0.1%
Financials - 0.1%
Insurance - 0.1%
RenaissanceRe Holdings Ltd	8,093	2,589,598
THAILAND - 0.1%
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Fabrinet (b)	6,793	2,957,740
UNITED KINGDOM - 0.2%
Energy - 0.2%
Energy Equipment & Services - 0.2%
TechnipFMC PLC	76,699	5,496,250
UNITED STATES - 99.3%
Communication Services - 9.1%
Diversified Telecommunication Services - 0.0%
Iridium Communications Inc	19,900	942,066
Interactive Media & Services - 8.9%
Alphabet Inc Class A	616,078	219,403,858
Media - 0.2%
EchoStar Corp Class A (b)	25,523	2,146,229
New York Times Co/The Class A	30,067	2,251,718
		4,397,947
TOTAL COMMUNICATION SERVICES		224,743,871
Consumer Discretionary - 4.7%
Automobile Components - 0.1%
BorgWarner Inc	39,257	2,502,241
Lear Corp	8,862	1,157,732
		3,659,973
Automobiles - 0.6%
General Motors Co	159,265	14,152,288
Broadline Retail - 0.6%
Amazon.com Inc (b)	53,237	14,458,104
Hotels, Restaurants & Leisure - 1.1%
Hilton Worldwide Holdings Inc	39,714	12,727,940
Marriott International Inc/MD Class A1	38,056	14,188,418
		26,916,358
Leisure Products - 0.0%
Brunswick Corp/DE	11,112	877,848
Specialty Retail - 2.0%
Five Below Inc (b)	10,458	2,270,746
Murphy USA Inc	3,203	1,946,655
Ross Stores Inc	61,327	15,397,370
TJX Cos Inc/The	182,070	28,646,894
		48,261,665
Textiles, Apparel & Luxury Goods - 0.3%
Ralph Lauren Corp Class A	6,437	2,448,249
Tapestry Inc	34,966	5,327,769
VF Corp	56,078	803,037
		8,579,055
TOTAL CONSUMER DISCRETIONARY		116,905,291
Consumer Staples - 1.7%
Beverages - 0.5%
Monster Beverage Corp (b)	121,862	11,745,060
Consumer Staples Distribution & Retail - 0.7%
Casey's General Stores Inc	7,028	6,121,388
Target Corp	85,854	12,405,044
		18,526,432
Food Products - 0.5%
Archer-Daniels-Midland Co	91,118	7,222,924
Bunge Global SA	25,664	2,726,287
Darling Ingredients Inc (b)	29,993	1,818,775
		11,767,986
TOTAL CONSUMER STAPLES		42,039,478
Energy - 7.4%
Energy Equipment & Services - 0.8%
Baker Hughes Co Class A	187,375	11,334,314
Halliburton Co	158,803	5,121,397
Helmerich & Payne Inc	18,932	654,479
NOV Inc	62,322	1,210,916
Weatherford International PLC	13,598	1,193,768
		19,514,874
Oil, Gas & Consumable Fuels - 6.6%
APA Corp	67,247	2,509,658
Chevron Corp	348,834	68,660,997
Chord Energy Corp	10,782	1,513,577
Diamondback Energy Inc	36,802	7,468,966
DT Midstream Inc	19,278	2,660,364
HF Sinclair Corp	29,646	2,711,720
Marathon Petroleum Corp	55,933	17,701,117
Murphy Oil Corp	25,440	1,010,986
Occidental Petroleum Corp	136,364	7,782,293
PBF Energy Inc Class A	15,741	1,137,759
Permian Resources Holdings Inc/DE Class A	137,775	2,935,985
Phillips 66	76,396	16,171,505
Targa Resources Corp	40,700	11,004,059
Valero Energy Corp	57,831	18,095,320
Viper Energy Inc Class A	35,233	1,571,744
		162,936,050
TOTAL ENERGY		182,450,924
Financials - 8.2%
Banks - 2.5%
Citigroup Inc	297,149	39,357,386
Citizens Financial Group Inc	73,382	5,257,820
US Bancorp	265,590	16,734,826
Valley National Bancorp	81,939	1,170,908
		62,520,940
Capital Markets - 5.6%
Bank of New York Mellon Corp/The	130,493	20,399,971
Cboe Global Markets Inc	19,841	6,155,273
Goldman Sachs Group Inc/The	51,246	52,187,902
Interactive Brokers Group Inc Class A	16,297	1,433,973
Morgan Stanley	200,592	42,208,569
Northern Trust Corp	32,312	5,886,923
State Street Corp	52,915	9,744,826
		138,017,437
Insurance - 0.1%
Loews Corp	27,723	3,216,145
TOTAL FINANCIALS		203,754,522
Health Care - 7.6%
Biotechnology - 0.7%
Arrowhead Pharmaceuticals Inc (b)	22,960	1,943,564
Biogen Inc (b)	5,159	1,047,019
Revolution Medicines Inc (b)	34,455	6,461,346
Roivant Sciences Ltd (b)	85,491	2,899,000
United Therapeutics Corp (b)	8,164	4,226,584
		16,577,513
Health Care Equipment & Supplies - 0.1%
Lantheus Holdings Inc (b)	12,573	1,252,774
LivaNova PLC (b)	9,330	747,706
		2,000,480
Health Care Providers & Services - 0.0%
DaVita Inc (b)	6,333	1,520,490
Pharmaceuticals - 6.8%
Jazz Pharmaceuticals PLC (b)	11,521	2,913,200
Johnson & Johnson	403,683	103,484,137
Merck & Co Inc	424,078	55,214,956
Royalty Pharma PLC Class A	71,483	4,176,752
Viatris Inc	196,791	3,455,650
		169,244,695
TOTAL HEALTH CARE		189,343,178
Industrials - 14.8%
Aerospace & Defense - 1.7%
ATI Inc (b)	25,760	4,828,454
Carpenter Technology Corp	9,444	4,907,669
Curtiss-Wright Corp	6,991	5,061,484
Hexcel Corp	13,367	1,376,133
Howmet Aerospace Inc	76,020	21,457,406
Woodward Inc	10,503	3,788,957
		41,420,103
Air Freight & Logistics - 0.6%
CH Robinson Worldwide Inc	20,185	2,981,930
FedEx Corp	41,014	12,607,704
		15,589,634
Building Products - 0.8%
Johnson Controls International plc	116,051	17,020,040
Modine Manufacturing Co (b)	9,998	2,010,198
		19,030,238
Commercial Services & Supplies - 0.1%
Clean Harbors Inc (b)	9,347	2,924,489
Construction & Engineering - 1.8%
API Group Corp (b)	63,245	2,509,562
Argan Inc	2,630	1,500,231
Comfort Systems USA Inc	6,673	11,542,221
Everus Construction Group Inc (b)	9,671	1,213,034
MasTec Inc (b)	11,630	3,059,853
Quanta Services Inc	28,273	18,868,270
Sterling Infrastructure Inc (b)	5,824	3,475,588
Valmont Industries Inc	3,272	1,576,122
		43,744,881
Electrical Equipment - 3.9%
AMETEK Inc	39,333	9,507,179
Bloom Energy Corp Class A (b)	48,938	10,071,930
GE Vernova Inc	51,104	50,607,781
Generac Holdings Inc (b)	11,125	2,192,849
Nextpower Inc Class A (b)	28,152	2,530,020
nVent Electric PLC	30,595	4,706,429
Vertiv Holdings Co Class A	72,534	17,522,038
		97,138,226
Ground Transportation - 1.5%
CSX Corp	352,581	17,770,082
JB Hunt Transport Services Inc	14,169	3,850,426
Knight-Swift Transportation Holdings Inc	30,780	2,140,133
Landstar System Inc	6,458	1,128,665
Old Dominion Freight Line Inc	34,888	7,401,140
XPO Inc (b)	22,212	4,463,946
		36,754,392
Machinery - 4.2%
Caterpillar Inc	88,221	71,883,354
Cummins Inc	26,197	16,614,137
Mueller Industries Inc	36,872	2,448,670
RBC Bearings Inc (b)	5,995	3,305,103
Timken Co/The	12,018	1,653,076
Westinghouse Air Brake Technologies Corp	28,391	8,257,806
		104,162,146
Marine Transportation - 0.1%
Kirby Corp (b)	10,277	1,347,726
Matson Inc	5,912	1,197,711
		2,545,437
Professional Services - 0.0%
Planet Labs PBC Class A (b)	52,992	1,085,275
Trading Companies & Distributors - 0.1%
Wesco International Inc	9,223	3,168,008
TOTAL INDUSTRIALS		367,562,829
Information Technology - 39.3%
Communications Equipment - 3.8%
Ciena Corp (b)	26,707	10,069,874
Cisco Systems Inc	633,420	73,470,386
Lumentum Holdings Inc (b)	13,538	9,665,320
Viavi Solutions Inc (b)	43,872	1,621,070
		94,826,650
Electronic Equipment, Instruments & Components - 2.9%
Advanced Energy Industries Inc	7,157	2,072,095
Amphenol Corp Class A	15,752	2,531,346
Arrow Electronics Inc (b)	9,686	2,097,697
Cognex Corp	31,419	2,049,775
Coherent Corp (b)	35,547	9,344,951
Corning Inc	148,031	20,465,286
Flex Ltd (b)	69,713	7,929,854
Jabil Inc	20,021	6,307,616
Keysight Technologies Inc (b)	32,521	10,376,801
Littelfuse Inc	4,722	2,087,738
TD SYNNEX Corp	14,217	3,635,287
TTM Technologies Inc (b)	19,592	2,261,700
		71,160,146
Semiconductors & Semiconductor Equipment - 21.9%
Advanced Micro Devices Inc (b)	56,485	26,895,333
Analog Devices Inc	92,646	34,039,067
Applied Materials Inc	150,493	76,400,781
Cirrus Logic Inc (b)	9,671	1,250,944
FormFactor Inc (b)	14,698	1,560,928
GlobalFoundries Inc	20,018	1,000,700
Intel Corp (b)	35,609	3,211,932
KLA Corp	248,528	45,435,889
Lam Research Corp	236,773	69,379,224
Lattice Semiconductor Corp (b)	25,935	3,222,942
MACOM Technology Solutions Holdings Inc (b)	12,231	3,075,363
Marvell Technology Inc	165,309	31,005,356
Micron Technology Inc	119,517	98,366,077
MKS Inc	12,736	3,788,323
Monolithic Power Systems Inc	9,235	13,169,387
NVIDIA Corp	544,209	109,249,957
Onto Innovation Inc (b)	9,414	2,434,272
Qnity Electronics Inc	39,715	5,209,814
SiTime Corp (b)	4,189	2,241,953
Teradyne Inc	29,694	10,918,187
		541,856,429
Software - 1.4%
Microsoft Corp	75,182	34,938,579
Technology Hardware, Storage & Peripherals - 9.3%
Apple Inc	293,345	90,617,204
Dell Technologies Inc Class C	56,348	22,841,789
Hewlett Packard Enterprise Co	251,948	12,068,309
Sandisk Corp (b)	27,986	33,998,232
Seagate Technology Holdings PLC	41,348	35,399,263
Western Digital Corp	64,283	35,023,950
		229,948,747
TOTAL INFORMATION TECHNOLOGY		972,730,551
Materials - 2.0%
Chemicals - 0.5%
Albemarle Corp	22,344	2,628,548
Dow Inc	133,528	4,044,563
Element Solutions Inc	43,131	1,584,201
LyondellBasell Industries NV Class A1	47,919	2,974,812
		11,232,124
Metals & Mining - 1.5%
Alcoa Corp	49,101	2,222,311
Freeport-McMoRan Inc	16,478	1,032,017
Newmont Corp	186,453	17,472,512
Nucor Corp	43,393	11,164,585
Steel Dynamics Inc	26,028	6,539,795
		38,431,220
TOTAL MATERIALS		49,663,344
Real Estate - 2.6%
Health Care REITs - 1.2%
Healthcare Realty Trust Inc	66,144	1,389,685
Welltower Inc	107,942	25,305,923
		26,695,608
Hotel & Resort REITs - 0.1%
Host Hotels & Resorts Inc	121,262	3,047,314
Industrial REITs - 0.2%
EastGroup Properties Inc	10,095	2,109,956
First Industrial Realty Trust Inc	25,127	1,654,362
Terreno Realty Corp	19,753	1,415,302
		5,179,620
Retail REITs - 0.1%
Federal Realty Investment Trust	14,886	1,847,204
Kite Realty Group Trust	41,051	1,174,879
		3,022,083
Specialized REITs - 1.0%
Equinix Inc	18,630	18,989,187
Iron Mountain Inc	56,092	6,861,173
		25,850,360
TOTAL REAL ESTATE		63,794,985
Utilities - 1.9%
Electric Utilities - 1.4%
IDACORP Inc	10,057	1,437,246
NextEra Energy Inc	387,559	33,686,628
		35,123,874
Gas Utilities - 0.3%
Atmos Energy Corp	30,787	5,319,378
New Jersey Resources Corp (c)	18,767	1,086,422
ONE Gas Inc (c)	11,165	866,962
Southwest Gas Holdings Inc	11,955	1,068,777
		8,341,539
Multi-Utilities - 0.2%
NiSource Inc	89,052	3,956,580
TOTAL UTILITIES		47,421,993
TOTAL UNITED STATES		2,460,410,966
TOTAL COMMON STOCKS (Cost $1,937,079,648)		2,477,200,653

U.S. Treasury Obligations - 0.1%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/13/2026 (e) (Cost $1,575,102)	3.64	1,577,000	1,575,421

Money Market Funds - 0.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	2,204,904	2,205,345
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	1,336,725	1,336,858
TOTAL MONEY MARKET FUNDS (Cost $3,541,983)			3,542,203

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $1,942,196,733)	2,482,318,277
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(2,580,437)
NET ASSETS - 100.0%	2,479,737,840

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CME E-Mini Nasdaq 100 Index Contracts (United States)	2	9/2026	1,136,170	(14,423)
CME E-Mini S&P 500 Index Contracts (United States)	3	9/2026	1,127,888	18,985
TOTAL LONG				4,562

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $257,742.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	12,031,592	1,029,273,336	1,039,071,247	1,742,448	(28,556)	220	2,205,345	2,204,904
Fidelity Securities Lending Cash Central Fund	2,397,600	283,568,056	284,627,190	13,959	(1,608)	-	1,336,858	1,336,725
	14,429,192	1,312,841,392	1,323,698,437	1,756,407	(30,164)	220	3,542,203

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	224,743,871	224,743,871	-	-
Consumer Discretionary	116,905,291	116,905,291	-	-
Consumer Staples	42,039,478	42,039,478	-	-
Energy	187,947,174	187,947,174	-	-
Financials	206,344,120	206,344,120	-	-
Health Care	189,343,178	189,343,178	-	-
Industrials	367,562,829	367,562,829	-	-
Information Technology	975,688,291	975,688,291	-	-
Materials	55,409,443	55,409,443	-	-
Real Estate	63,794,985	63,794,985	-	-
Utilities	47,421,993	47,421,993	-	-

U.S. Treasury Obligations	1,575,421	-	1,575,421	-

Money Market Funds	3,542,203	3,542,203	-	-
Total Investments in Securities:	2,482,318,277	2,480,742,856	1,575,421	-
Derivative Instruments:

Assets
Futures Contracts	18,985	18,985	-	-
Total Assets	18,985	18,985	-	-

Liabilities
Futures Contracts	(14,423)	(14,423)	-	-
Total Liabilities	(14,423)	(14,423)	-	-
Total Derivative Instruments:	4,562	4,562	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$2,478,776,074
Investments in securities, at value - affiliated issuers	3,542,203
Cash	32,704
Receivable for fund shares sold	227,422
Dividends receivable	754,083
Distributions receivable from affiliated funds	31,522
Receivable for variation margin on futures contracts	22,604
Prepaid expenses	220
Total assets	2,483,386,832
Liabilities
Payable for fund shares redeemed	2,040,355
Accrued management fee	212,311
Other payables and accrued expenses	58,151
Collateral on securities loaned	1,338,175
Total liabilities	3,648,992
Net Assets	$2,479,737,840
Net assets consist of:
Paid in capital	984,768,456
Total accumulated earnings (loss)	1,494,969,384
Net Assets	$2,479,737,840

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($2,479,737,840/107,317,486 shares)	$23.11

Other Information
Unaffiliated issuers, cost	1,938,654,750
Affiliated issuers, cost	3,541,983
Securities loaned, market value	1,296,259
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$51,341,935
Dividends - affiliated issuers	1,756,407
Security lending income - unaffiliated issuers	1,404
Interest	134,325
Total investment income	53,234,071
Expenses
Management fee	5,663,676
Custodian fees and expenses	50,975
Independent trustees' fees and expenses	12,935
Registration fees	32,144
Audit	56,859
Legal	8,871
Interest	2,613
Commitment fee	7,897
Miscellaneous	8,794
Total expenses	5,844,764
Expense reimbursements and reductions	(6,570)
Total expenses after reductions	5,838,194
Net investment income (loss)	47,395,877
Net realized gain (loss)
Investments - unaffiliated issuers	1,835,540,322
Investments - affiliated issuers	(30,164)
Futures contracts	6,610,644
Net realized gain (loss)	1,842,120,802
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	(29,077,819)
Investments - affiliated issuers	220
Futures contracts	(778,018)
Total change in net unrealized appreciation (depreciation)	(29,855,617)
Net gain (loss)	1,812,265,185
Net increase (decrease) in net assets resulting from operations	$1,859,661,062
Other Information
Income from securities lending - Affiliated Issuers	13,959

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$47,395,877	$30,327,080
Net realized gain (loss)	1,842,120,802	39,668,686
Change in net unrealized appreciation (depreciation)	(29,855,617)	430,248,341
Net increase (decrease) in net assets resulting from operations	1,859,661,062	500,244,107
Distributions to shareholders
Distributions to shareholders	(162,594,268)	(81,440,685)
Total distributions	(162,594,268)	(81,440,685)
Net increase (decrease) in net assets resulting from share transactions	(3,662,176,967)	3,380,349,672
Total increase (decrease) in net assets	(1,965,110,173)	3,799,153,094
Net Assets
Beginning of period	4,444,848,013	645,694,919
End of period	$2,479,737,840	$4,444,848,013
Financial Highlights
Fidelity® SAI U.S. Momentum Index Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$18.85	$16.34	$14.48	$13.95	$19.05
Income from Investment Operations
Net investment income (loss) A, B	.17	.20	.10	.30	.19
Net realized and unrealized gain (loss)	4.62	3.30	4.17	.52 C	(1.81)
Total from investment operations	4.79	3.50	4.27	.82	(1.62)
Distributions
Distributions from net investment income	(.16)	(.08)	(.11)	(.29)	(.10)
Distributions from net realized gain	(.37)	(.90)	(2.30)	-	(3.38)
Total distributions	(.53)	(.99) D	(2.41)	(.29)	(3.48)
Net asset value, end of period	$23.11	$18.85	$16.34	$14.48	$13.95
Total Return E	26.00%	22.32%	35.08%	5.99% C	(11.06)%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.10%	.11%	.13%	.11%	.11%
Ratio of expenses to average net assets net of fee waivers, if any	.10%	.11%	.13%	.11%	.11%
Ratio of expenses to average net assets net of all reductions, if any	.10%	.11%	.13%	.11%	.11%
Ratio of net investment income (loss) to average net assets	.84%	1.18%	.68%	2.15%	1.25%
Net assets, end of period	$2,479,737,840	$4,444,848,013	$645,694,919	$334,910,088	$4,524,235,377
Portfolio turnover rate H	196%	143%	104%	85%	138%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CAmount includes a reimbursement from the investment adviser for an operational error which amounted to less than $0.01 per share. Excluding this reimbursement, the total return would have been 5.95%.
DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® SAI U.S. Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: futures transactions, losses deferred due to excise tax regulations, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® SAI U.S. Momentum Index Fund	1,946,600,582	564,446,994	(28,729,299)	535,717,695

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® SAI U.S. Momentum Index Fund	450,221,554	509,030,135	535,717,695

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI U.S. Momentum Index Fund	50,339,793	112,254,474	162,594,267

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI U.S. Momentum Index Fund	17,132,333	64,308,352	81,440,685

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® SAI U.S. Momentum Index Fund
Equity Risk
Futures Contracts	18,985	(14,423)	6,610,644	(778,018)
Total Equity Risk	18,985	(14,423)	6,610,644	(778,018)

Totals	18,985	(14,423)	6,610,644	(778,018)

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® SAI U.S. Momentum Index Fund
Futures	50,439,039

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® SAI U.S. Momentum Index Fund	10,797,620,791	14,530,642,767

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

For these services, the Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® SAI U.S. Momentum Index Fund	0.10

Sub-Adviser. Geode Capital Management, LLC, serves as sub-adviser for the Fund. Sub-advisers provide discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® SAI U.S. Momentum Index Fund	Borrower	24,594,000	3.82	2,613

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® SAI U.S. Momentum Index Fund	372,591,763	200,817,496	(13,610,927)

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® SAI U.S. Momentum Index Fund	1,650	-	-

  8. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® SAI U.S. Momentum Index Fund	6,570

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® SAI U.S. Momentum Index Fund
Fidelity® SAI U.S. Momentum Index Fund	162,594,268	81,440,685
Total	162,594,268	81,440,685

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® SAI U.S. Momentum Index Fund
Shares sold	142,418,398	211,151,493	2,749,102,164	3,641,042,729
Reinvestment of distributions	8,382,887	4,709,888	160,327,602	78,621,575
Shares redeemed	(279,340,227)	(19,519,809)	(6,571,606,733)	(339,314,632)
Net increase (decrease)	(128,538,942)	196,341,572	(3,662,176,967)	3,380,349,672

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity ® SAI U.S. Momentum Index Fund	58%
Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity ® SAI U.S. Momentum Index Fund	64
  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI U.S. Momentum Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Momentum Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended,  statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 11, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $621,284,609 , or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $903,576 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 100% and 71% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.72% and 80.05% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.03% and 1.58% of the dividends distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9878817.109
SY1-ANN-0926
Fidelity® SAI U.S. Large Cap Index Fund

Annual Report
July 31, 2026
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for us by Fidelity. S&P®;, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates ("S&P") and Dow Jones®; is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI U.S. Large Cap Index Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
NETHERLANDS - 0.1%
Information Technology - 0.1%
Semiconductors & Semiconductor Equipment - 0.1%
NXP Semiconductors NV	73,820	16,916,591
SWITZERLAND - 0.1%
Information Technology - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
TE Connectivity PLC	85,347	17,555,024
UNITED STATES - 99.7%
Communication Services - 9.7%
Diversified Telecommunication Services - 0.7%
AT&T Inc	2,031,623	47,235,235
Comcast Corp Class A	1,041,721	24,959,635
Verizon Communications Inc	1,220,890	57,149,861
		129,344,731
Entertainment - 1.0%
Electronic Arts Inc	65,855	13,820,330
Live Nation Entertainment Inc (b)	46,269	8,056,821
Netflix Inc (b)	1,231,194	88,288,923
Take-Two Interactive Software Inc (b)	50,895	12,363,413
TKO Group Holdings Inc Class A	18,413	3,347,668
Walt Disney Co/The	507,738	48,839,318
Warner Bros Discovery Inc (b)	724,658	19,058,505
		193,774,978
Interactive Media & Services - 7.8%
Alphabet Inc Class A	1,714,477	610,576,694
Alphabet Inc Class C	1,381,952	492,873,181
Meta Platforms Inc Class A	642,101	357,464,048
		1,460,913,923
Media - 0.1%
Charter Communications Inc Class A (b)(c)	24,452	3,545,051
EchoStar Corp Class A (b)(c)	39,847	3,350,734
Fox Corp Class A	58,356	3,398,070
Fox Corp Class B	40,621	2,109,855
News Corp Class A	106,672	2,939,881
News Corp Class B (c)	35,246	1,102,142
Omnicom Group Inc	83,333	6,558,307
Paramount Skydance Corp Class B (c)	92,227	734,126
Trade Desk Inc (The) Class A (b)	124,850	2,252,294
		25,990,460
Wireless Telecommunication Services - 0.1%
T-Mobile US Inc	136,063	23,499,440
TOTAL COMMUNICATION SERVICES		1,833,523,532
Consumer Discretionary - 9.4%
Automobile Components - 0.0%
Aptiv PLC (b)	61,876	3,494,137
Automobiles - 1.6%
Ford Motor Co	1,144,367	16,799,307
General Motors Co	263,638	23,426,873
Tesla Inc (b)	823,165	256,177,180
		296,403,360
Broadline Retail - 4.2%
Amazon.com Inc (b)	2,862,194	777,314,647
eBay Inc	129,821	14,800,892
		792,115,539
Distributors - 0.0%
Genuine Parts Co	40,240	5,004,649
Hotels, Restaurants & Leisure - 1.7%
Airbnb Inc Class A (b)	122,198	18,515,441
Booking Holdings Inc	226,566	43,704,581
Carnival Corp Ltd	376,144	10,460,565
Chipotle Mexican Grill Inc (b)	375,058	13,959,659
Darden Restaurants Inc	33,489	6,817,691
Domino's Pizza Inc	8,947	3,108,546
DoorDash Inc Class A (b)	110,649	21,704,908
Expedia Group Inc Class A	33,478	9,867,306
Hilton Worldwide Holdings Inc	66,562	21,332,455
Las Vegas Sands Corp	87,182	4,262,328
Marriott International Inc/MD Class A1	63,993	23,858,510
McDonald's Corp	207,745	56,224,107
MGM Resorts International (b)	56,106	2,500,644
Norwegian Cruise Line Holdings Ltd (b)	134,239	2,487,449
Royal Caribbean Cruises Ltd	72,928	23,212,982
Starbucks Corp	333,237	35,073,194
Wynn Resorts Ltd	24,521	2,435,180
Yum! Brands Inc	80,589	12,352,682
		311,878,228
Household Durables - 0.2%
DR Horton Inc	77,112	11,031,643
Garmin Ltd	47,931	14,081,170
Lennar Corp Class A	62,935	5,182,697
NVR Inc (b)	789	4,850,022
PulteGroup Inc	55,696	7,043,873
		42,189,405
Leisure Products - 0.0%
Hasbro Inc	39,302	3,692,030
Specialty Retail - 1.5%
AutoZone Inc (b)	4,818	14,532,293
Best Buy Co Inc	57,293	4,942,093
Carvana Co Class A (b)	209,435	13,060,367
Home Depot Inc/The	291,228	96,676,047
Lowe's Cos Inc	163,757	34,030,342
O'Reilly Automotive Inc (b)	242,308	21,650,220
Ross Stores Inc	94,193	23,649,037
TJX Cos Inc/The	323,329	50,872,585
Tractor Supply Co	153,344	4,718,394
Ulta Beauty Inc (b)	12,736	6,531,403
Williams-Sonoma Inc	34,427	7,872,078
		278,534,859
Textiles, Apparel & Luxury Goods - 0.2%
Deckers Outdoor Corp (b)	41,505	4,021,004
Lululemon Athletica Inc (b)	30,618	3,639,562
NIKE Inc Class B	350,721	14,628,573
Ralph Lauren Corp Class A	11,302	4,298,603
Tapestry Inc	59,076	9,001,410
		35,589,152
TOTAL CONSUMER DISCRETIONARY		1,768,901,359
Consumer Staples - 4.7%
Beverages - 1.0%
Brown-Forman Corp Class B	49,224	1,414,205
Coca-Cola Co/The	1,132,201	99,169,486
Constellation Brands Inc Class A	40,777	5,310,389
Keurig Dr Pepper Inc	397,813	12,379,941
Molson Coors Beverage Co Class B	46,909	1,949,538
Monster Beverage Corp (b)	208,750	20,119,325
PepsiCo Inc	399,629	55,772,223
		196,115,107
Consumer Staples Distribution & Retail - 1.9%
Casey's General Stores Inc	10,806	9,412,026
Costco Wholesale Corp	129,720	123,479,171
Dollar General Corp	64,392	8,181,004
Dollar Tree Inc (b)	52,950	6,735,769
Kroger Co/The	165,854	9,576,410
Sysco Corp	139,816	11,917,916
Target Corp	132,796	19,187,694
Walmart Inc	1,281,850	142,541,720
		331,031,710
Food Products - 0.4%
Archer-Daniels-Midland Co	140,919	11,170,649
Bunge Global SA	39,710	4,218,393
General Mills Inc	156,043	5,578,537
Hershey Co/The	43,341	7,586,842
Hormel Foods Corp	85,276	2,132,753
JM Smucker Co	31,183	3,718,885
Kraft Heinz Co/The	249,631	6,452,961
McCormick & Co Inc/MD	74,263	3,779,987
Mondelez International Inc	375,326	23,386,564
Tyson Foods Inc Class A	82,489	4,781,062
		72,806,633
Household Products - 0.7%
Church & Dwight Co Inc	69,280	6,845,557
Clorox Co/The	35,356	3,377,559
Colgate-Palmolive Co	233,967	21,361,187
Kimberly-Clark Corp	97,056	10,609,191
Procter & Gamble Co/The	680,858	98,377,172
		140,570,666
Personal Care Products - 0.1%
Estee Lauder Cos Inc/The Class A	72,304	6,066,305
Kenvue Inc	561,391	10,801,163
		16,867,468
Tobacco - 0.6%
Altria Group Inc	488,259	33,362,737
Philip Morris International Inc	455,707	86,958,010
		120,320,747
TOTAL CONSUMER STAPLES		877,712,331
Energy - 3.4%
Energy Equipment & Services - 0.2%
Baker Hughes Co Class A	290,071	17,546,395
Halliburton Co	244,262	7,877,449
SLB Ltd	437,140	21,677,773
		47,101,617
Oil, Gas & Consumable Fuels - 3.2%
APA Corp	103,351	3,857,059
Chevron Corp	547,383	107,741,396
ConocoPhillips	356,217	42,917,024
Devon Energy Corp	337,111	15,213,819
Diamondback Energy Inc	56,755	11,518,427
EOG Resources Inc	155,735	23,156,237
EQT Corp	182,883	9,745,835
Expand Energy Corp	69,948	6,577,210
ExxonMobil Holdings Corp	1,211,940	188,383,954
Kinder Morgan Inc	572,454	18,421,570
Marathon Petroleum Corp	85,359	27,013,563
Occidental Petroleum Corp	212,299	12,115,904
ONEOK Inc	184,215	16,728,564
Phillips 66	117,229	24,815,035
Targa Resources Corp	62,760	16,968,421
Texas Pacific Land Corp	16,941	6,820,108
Valero Energy Corp	86,820	27,165,978
Williams Cos Inc/The	357,592	25,582,132
		584,742,236
TOTAL ENERGY		631,843,853
Financials - 12.5%
Banks - 3.6%
Bank of America Corp	1,908,972	118,260,815
Citigroup Inc	498,693	66,051,888
Citizens Financial Group Inc	123,646	8,859,236
Fifth Third Bancorp	264,996	14,972,274
Huntington Bancshares Inc/OH	592,712	10,099,812
JPMorgan Chase & Co	783,461	275,613,745
KeyCorp	269,464	6,087,192
M&T Bank Corp	42,819	10,545,892
PNC Financial Services Group Inc/The	117,413	29,337,986
Regions Financial Corp	249,519	7,722,613
Truist Financial Corp	364,282	18,884,379
US Bancorp	453,876	28,598,727
Wells Fargo & Co	894,768	77,352,694
		672,387,253
Capital Markets - 3.2%
Ameriprise Financial Inc	26,285	14,347,404
Ares Management Corp Class A	61,673	7,899,695
Bank of New York Mellon Corp/The	200,690	31,373,868
Blackrock Inc	42,212	46,027,543
Blackstone Inc	217,210	27,748,578
Cboe Global Markets Inc	30,600	9,493,038
Charles Schwab Corp/The	477,995	50,304,194
CME Group Inc Class A	105,949	28,372,083
Coinbase Global Inc Class A (b)	65,035	9,512,019
FactSet Research Systems Inc (c)	10,652	2,803,605
Franklin Resources Inc	89,642	3,035,278
Goldman Sachs Group Inc/The	86,257	87,842,404
Interactive Brokers Group Inc Class A	130,255	11,461,137
Intercontinental Exchange Inc	165,350	25,212,568
Invesco Ltd	129,615	3,836,604
KKR & Co Inc Class A	202,147	20,503,770
Moody's Corp	43,929	21,014,755
Morgan Stanley	350,498	73,751,789
MSCI Inc	21,286	12,180,701
Nasdaq Inc	130,633	12,304,322
Northern Trust Corp	54,106	9,857,572
Raymond James Financial Inc	50,714	8,924,650
Robinhood Markets Inc Class A (b)	231,334	20,024,271
S&P Global Inc	88,653	36,518,830
State Street Corp	80,924	14,902,964
T Rowe Price Group Inc	62,649	7,001,026
		596,254,668
Consumer Finance - 0.5%
American Express Co	155,614	52,325,208
Capital One Financial Corp	181,952	38,029,788
Synchrony Financial	98,351	7,454,021
		97,809,017
Financial Services - 3.5%
Apollo Global Management Inc	134,854	16,936,314
Berkshire Hathaway Inc Class B (b)	536,046	274,208,971
Block Inc Class A (b)	156,485	12,712,841
Corpay Inc (b)	19,111	7,302,504
Fidelity National Information Services Inc	151,130	6,766,090
Fiserv Inc (b)	155,918	8,410,217
Global Payments Inc	67,984	5,716,095
Jack Henry & Associates Inc	20,775	3,200,181
Mastercard Inc Class A	235,921	135,206,325
PayPal Holdings Inc	257,918	14,755,489
Visa Inc Class A	485,282	177,676,299
		662,891,326
Insurance - 1.7%
AFLAC Inc	133,940	17,074,671
Allstate Corp/The	75,267	19,876,509
American International Group Inc	155,027	12,182,022
Aon PLC	62,448	22,515,626
Arch Capital Group Ltd (b)	101,745	10,228,425
Arthur J Gallagher & Co	75,115	18,735,183
Assurant Inc	14,487	4,044,626
Brown & Brown Inc	85,230	6,000,192
Chubb Ltd	105,468	36,985,518
Cincinnati Financial Corp	45,229	8,036,289
Erie Indemnity Co Class A (c)	7,428	1,797,872
Everest Group Ltd	11,570	4,328,916
Globe Life Inc	22,703	4,137,622
Hartford Insurance Group Inc/The	80,153	11,374,512
Loews Corp	49,335	5,723,353
Marsh & McLennan Cos Inc	140,872	26,722,010
MetLife Inc	158,033	15,191,712
Principal Financial Group Inc	57,475	6,534,908
Progressive Corp/The	170,854	36,121,953
Prudential Financial Inc	101,459	12,386,115
Travelers Companies Inc/The	62,175	23,275,833
W R Berkley Corp	85,991	6,237,787
Willis Towers Watson PLC	27,616	9,276,767
		318,788,421
TOTAL FINANCIALS		2,348,130,685
Health Care - 9.1%
Biotechnology - 1.7%
AbbVie Inc	516,592	129,633,596
Amgen Inc	157,805	60,780,174
Biogen Inc (b)	43,168	8,760,946
Gilead Sciences Inc	363,022	47,269,095
Incyte Corp (b)	49,068	5,864,607
Moderna Inc (b)(c)	103,254	5,660,384
Regeneron Pharmaceuticals Inc	29,216	22,280,998
Vertex Pharmaceuticals Inc (b)	74,210	35,405,591
		315,655,391
Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	509,288	53,831,743
Align Technology Inc (b)	19,475	3,294,391
Baxter International Inc	151,010	3,950,422
Becton Dickinson & Co	80,565	13,343,175
Boston Scientific Corp (b)	434,595	20,308,624
Cooper Cos Inc/The (b)	57,049	4,125,784
Dexcom Inc (b)	112,825	9,415,246
Edwards Lifesciences Corp (b)	168,358	14,490,573
GE HealthCare Technologies Inc	133,006	9,047,068
IDEXX Laboratories Inc (b)	23,065	12,894,950
Insulet Corp (b)	20,252	3,348,668
Intuitive Surgical Inc (b)	103,554	36,588,735
Medtronic PLC	375,395	32,054,979
ResMed Inc	42,413	8,948,295
Solventum Corp (b)	43,039	3,677,252
STERIS PLC	28,676	6,549,598
Stryker Corp	100,882	32,857,267
Zimmer Biomet Holdings Inc	56,566	5,313,244
		274,040,014
Health Care Providers & Services - 1.7%
Cardinal Health Inc	68,479	15,752,224
Cencora Inc	56,888	17,711,510
Centene Corp (b)	137,162	8,534,220
Cigna Group/The	77,346	21,583,401
CVS Health Corp	373,068	38,959,491
DaVita Inc (b)	9,386	2,253,484
Elevance Health Inc	63,496	23,864,337
HCA Healthcare Inc	45,405	18,279,599
Henry Schein Inc (b)	28,312	2,427,754
Humana Inc	35,105	12,773,305
Labcorp Holdings Inc	23,976	7,413,379
McKesson Corp	35,146	30,091,654
Quest Diagnostics Inc	32,366	7,541,602
UnitedHealth Group Inc	265,532	110,036,461
Universal Health Services Inc Class B	15,581	2,624,464
		319,846,885
Health Care Technology - 0.0%
Veeva Systems Inc Class A (b)	43,900	8,945,942
Life Sciences Tools & Services - 0.8%
Agilent Technologies Inc	82,630	11,433,513
Bio-Techne Corp	45,779	3,300,208
Charles River Laboratories International Inc (b)	14,084	3,274,671
Danaher Corp	184,181	35,911,611
IQVIA Holdings Inc (b)	48,800	11,468,976
Mettler-Toledo International Inc (b)	5,909	8,368,917
Revvity Inc	32,619	3,670,290
Thermo Fisher Scientific Inc	108,658	62,402,289
Waters Corp (b)	28,709	10,832,193
West Pharmaceutical Services Inc	20,657	7,043,211
		157,705,879
Pharmaceuticals - 3.4%
Bristol-Myers Squibb Co	597,080	38,995,295
Eli Lilly & Co	231,298	265,724,394
Johnson & Johnson	703,845	180,430,666
Merck & Co Inc	722,151	94,024,060
Pfizer Inc	1,666,459	41,678,140
Viatris Inc	340,503	5,979,232
Zoetis Inc Class A	122,578	9,474,054
		636,305,841
TOTAL HEALTH CARE		1,712,499,952
Industrials - 8.7%
Aerospace & Defense - 2.3%
Axon Enterprise Inc (b)	23,567	12,437,720
Boeing Co (b)	230,491	49,818,325
GE Aerospace	305,061	109,843,315
General Dynamics Corp	74,215	28,455,515
Honeywell Aerospace Inc	92,637	19,151,773
Howmet Aerospace Inc	116,987	33,020,751
Huntington Ingalls Industries Inc	11,521	3,761,030
L3Harris Technologies Inc	54,471	15,091,735
Lockheed Martin Corp	59,325	34,571,051
Northrop Grumman Corp	39,037	21,176,792
RTX Corp	393,756	84,744,167
Textron Inc	50,843	4,334,874
TransDigm Group Inc	16,355	20,515,385
		436,922,433
Air Freight & Logistics - 0.3%
CH Robinson Worldwide Inc	34,465	5,091,514
Expeditors International of Washington Inc	38,242	6,420,449
FedEx Corp	64,185	19,730,469
United Parcel Service Inc Class B	218,293	22,750,497
		53,992,929
Building Products - 0.5%
A O Smith Corp	32,737	1,968,475
Allegion plc	25,127	3,954,990
Builders FirstSource Inc (b)	31,449	2,089,472
Carrier Global Corp	228,282	14,110,110
Johnson Controls International plc	178,392	26,162,971
Lennox International Inc	9,259	3,850,633
Masco Corp	58,985	4,216,248
Trane Technologies PLC	64,634	29,405,238
		85,758,137
Commercial Services & Supplies - 0.4%
Cintas Corp	99,434	20,347,179
Copart Inc (b)	259,128	7,545,807
Republic Services Inc	58,473	12,311,490
Rollins Inc	85,873	3,260,598
Veralto Corp	71,811	6,762,442
Waste Management Inc	108,023	24,472,611
		74,700,127
Construction & Engineering - 0.3%
Comfort Systems USA Inc	10,276	17,774,294
EMCOR Group Inc	12,994	10,361,805
Quanta Services Inc	43,876	29,281,088
		57,417,187
Electrical Equipment - 1.2%
AMETEK Inc	67,017	16,198,679
Eaton Corp PLC	113,535	47,139,732
Emerson Electric Co	163,767	24,535,572
GE Vernova Inc	78,571	77,808,076
Generac Holdings Inc (b)	17,213	3,392,853
Hubbell Inc	15,450	7,300,898
Rockwell Automation Inc	32,535	15,619,403
Vertiv Holdings Co Class A	112,310	27,130,727
		219,125,940
Ground Transportation - 0.9%
CSX Corp	543,301	27,382,370
Fedex Freight Holding Co Inc	31,783	4,466,465
JB Hunt Transport Services Inc	21,782	5,919,259
Norfolk Southern Corp	65,669	22,030,636
Old Dominion Freight Line Inc	53,511	11,351,824
Uber Technologies Inc (b)	595,188	41,877,428
Union Pacific Corp	173,596	50,712,599
		163,740,581
Industrial Conglomerates - 0.2%
3M Co	152,501	26,882,876
Honeywell International Inc	92,637	22,515,423
		49,398,299
Machinery - 1.8%
Caterpillar Inc	134,672	109,732,093
Cummins Inc	40,347	25,588,067
Deere & Co	73,448	43,530,426
Dover Corp	39,373	8,056,503
Fortive Corp	89,138	5,277,861
IDEX Corp	21,641	4,987,168
Illinois Tool Works Inc	76,550	21,966,023
Ingersoll Rand Inc	104,125	8,681,943
Nordson Corp	15,495	4,614,101
Otis Worldwide Corp	112,195	8,072,430
PACCAR Inc	153,881	20,416,931
Parker-Hannifin Corp	36,866	36,000,755
Pentair PLC	47,252	3,092,171
Snap-on Inc	15,146	6,216,070
Stanley Black & Decker Inc	45,454	4,299,039
Westinghouse Air Brake Technologies Corp	49,612	14,430,146
Xylem Inc/NY	69,499	8,129,298
		333,091,025
Passenger Airlines - 0.1%
Delta Air Lines Inc	191,059	16,706,199
Southwest Airlines Co	142,912	6,426,753
United Airlines Holdings Inc (b)	94,901	11,514,338
		34,647,290
Professional Services - 0.4%
Automatic Data Processing Inc	116,878	31,143,312
Broadridge Financial Solutions Inc	33,817	5,206,127
Equifax Inc	34,815	6,009,765
Jacobs Solutions Inc	34,526	4,658,593
Leidos Holdings Inc	36,778	4,251,537
Paychex Inc	94,285	11,016,259
Verisk Analytics Inc	38,309	7,464,509
		69,750,102
Trading Companies & Distributors - 0.3%
Fastenal Co	335,674	16,015,007
United Rentals Inc	18,317	19,768,805
WW Grainger Inc	12,700	17,554,194
		53,338,006
TOTAL INDUSTRIALS		1,631,882,056
Information Technology - 36.5%
Communications Equipment - 1.3%
Arista Networks Inc (b)	301,906	54,448,747
Ciena Corp (b)	41,343	15,588,378
Cisco Systems Inc	1,154,908	133,957,779
F5 Inc (b)	16,496	6,640,795
Lumentum Holdings Inc (b)	22,748	16,240,707
Motorola Solutions Inc	48,536	21,149,562
		248,025,968
Electronic Equipment, Instruments & Components - 0.9%
Amphenol Corp Class A	359,708	57,805,076
CDW Corp/DE	37,354	5,521,295
Coherent Corp (b)	57,203	15,038,097
Corning Inc	228,994	31,658,421
Flex Ltd (b)	107,504	12,228,580
Jabil Inc	30,848	9,718,662
Keysight Technologies Inc (b)	50,145	16,000,267
Teledyne Technologies Inc (b)	13,546	8,880,351
Zebra Technologies Corp Class A (b)	13,927	4,092,030
		160,942,779
IT Services - 0.6%
Accenture PLC Class A	179,509	29,784,133
Akamai Technologies Inc (b)	42,509	4,896,187
Cognizant Technology Solutions Corp Class A	138,554	7,668,964
Gartner Inc (b)(c)	19,576	2,956,368
GoDaddy Inc Class A (b)	38,715	3,203,279
IBM Corporation	274,813	61,461,927
VeriSign Inc	23,947	6,945,109
		116,915,967
Semiconductors & Semiconductor Equipment - 16.8%
Advanced Micro Devices Inc (b)	476,771	227,014,512
Analog Devices Inc	142,746	52,446,308
Applied Materials Inc	232,043	117,801,270
Broadcom Inc	1,384,368	538,906,775
First Solar Inc (b)	31,418	6,630,141
Intel Corp (b)	1,381,378	124,600,296
KLA Corp	381,943	69,826,819
Lam Research Corp	365,654	107,143,935
Marvell Technology Inc	256,003	48,015,923
Microchip Technology Inc	158,222	11,754,312
Micron Technology Inc	329,738	271,384,266
Monolithic Power Systems Inc	14,365	20,484,921
NVIDIA Corp	7,081,832	1,421,677,774
ON Semiconductor Corp (b)	114,588	9,351,527
Qnity Electronics Inc	61,209	8,029,397
QUALCOMM Inc	308,179	45,490,302
Skyworks Solutions Inc (c)	43,977	2,738,887
Teradyne Inc	45,771	16,829,539
Texas Instruments Inc	266,102	73,374,965
		3,173,501,869
Software - 8.6%
Adobe Inc (b)	118,184	29,594,455
AppLovin Corp Class A (b)	78,666	31,143,869
Autodesk Inc (b)	61,737	14,458,805
Cadence Design Systems Inc (b)	80,646	27,421,253
Crowdstrike Holdings Inc Class A (b)	297,696	56,818,259
Datadog Inc Class A (b)	96,730	25,920,738
Fair Isaac Corp (b)	6,781	7,614,860
Fortinet Inc (b)	182,086	29,488,828
Gen Digital Inc	161,152	4,423,622
Intuit Inc	80,860	25,557,420
Microsoft Corp	2,171,998	1,009,370,912
Oracle Corp	496,146	64,434,481
Palantir Technologies Inc Class A (b)	671,347	82,615,962
Palo Alto Networks Inc (b)	237,128	78,686,184
PTC Inc (b)	33,773	4,633,656
Roper Technologies Inc	29,507	11,565,859
Salesforce Inc	239,191	44,015,928
ServiceNow Inc (b)	301,544	33,540,739
Synopsys Inc (b)	56,011	21,774,836
Trimble Inc (b)	68,160	3,856,493
Tyler Technologies Inc (b)	12,329	3,817,058
Workday Inc Class A (b)	59,563	9,550,331
		1,620,304,548
Technology Hardware, Storage & Peripherals - 8.3%
Apple Inc	4,294,431	1,326,592,680
Dell Technologies Inc Class C	84,583	34,287,411
Hewlett Packard Enterprise Co	387,958	18,583,188
HP Inc	267,405	7,292,134
NetApp Inc	57,697	10,298,915
Sandisk Corp (b)	43,300	52,602,139
Seagate Technology Holdings PLC	65,562	56,129,595
Super Micro Computer Inc (b)(c)	164,551	4,673,248
Western Digital Corp	100,781	54,909,520
		1,565,368,830
TOTAL INFORMATION TECHNOLOGY		6,885,059,961
Materials - 1.7%
Chemicals - 1.0%
Air Products and Chemicals Inc	65,110	19,200,288
Albemarle Corp	34,483	4,056,580
CF Industries Holdings Inc	44,920	5,623,535
Corteva Inc	195,556	15,392,213
Dow Inc	210,737	6,383,224
DuPont de Nemours Inc	39,952	5,473,424
Ecolab Inc	74,061	20,561,555
International Flavors & Fragrances Inc (c)	74,648	5,913,615
Linde PLC	135,185	64,669,801
LyondellBasell Industries NV Class A1	75,503	4,687,226
Mosaic Co/The	92,935	2,055,722
PPG Industries Inc	65,174	7,203,030
Sherwin-Williams Co/The	67,066	22,859,446
		184,079,659
Construction Materials - 0.2%
CRH PLC	195,375	18,562,579
Martin Marietta Materials Inc	17,557	9,219,883
Vulcan Materials Co	37,939	10,189,277
		37,971,739
Containers & Packaging - 0.1%
Amcor PLC	135,185	6,067,103
Avery Dennison Corp	22,365	3,796,010
Ball Corp	77,848	5,052,335
International Paper Co	154,825	6,321,505
Packaging Corp of America	25,890	6,364,798
Smurfit Westrock PLC	153,348	7,049,408
		34,651,159
Metals & Mining - 0.4%
Freeport-McMoRan Inc	420,328	26,325,143
Newmont Corp	312,141	29,250,733
Nucor Corp	66,589	17,132,684
Steel Dynamics Inc	39,636	9,958,941
		82,667,501
TOTAL MATERIALS		339,370,058
Real Estate - 1.9%
Health Care REITs - 0.4%
Alexandria Real Estate Equities Inc	45,859	2,359,445
Healthpeak Properties Inc	201,579	4,400,470
Ventas Inc	142,151	13,292,540
Welltower Inc	206,402	48,388,885
		68,441,340
Hotel & Resort REITs - 0.0%
Host Hotels & Resorts Inc	186,234	4,680,060
Industrial REITs - 0.2%
Prologis Inc	272,606	39,421,554
Office REITs - 0.0%
BXP Inc	43,365	3,040,754
Real Estate Management & Development - 0.1%
CBRE Group Inc Class A (b)	85,617	12,569,432
CoStar Group Inc (b)	119,399	3,433,915
		16,003,347
Residential REITs - 0.2%
AvalonBay Communities Inc	40,619	7,539,293
Camden Property Trust	29,391	3,256,816
Equity Residential	99,691	6,624,467
Essex Property Trust Inc	18,790	5,338,991
Invitation Homes Inc	159,796	4,749,137
Mid-America Apartment Communities Inc	34,030	4,503,530
UDR Inc	86,452	3,299,008
		35,311,242
Retail REITs - 0.3%
Federal Realty Investment Trust	22,986	2,852,333
Kimco Realty Corp	197,185	5,024,274
Realty Income Corp	272,652	17,414,283
Regency Centers Corp	48,182	3,868,533
Simon Property Group Inc	94,817	21,748,175
		50,907,598
Specialized REITs - 0.7%
American Tower Corp	136,222	23,615,446
Crown Castle Inc	127,614	9,736,948
Digital Realty Trust Inc	101,687	19,170,033
Equinix Inc	28,837	29,392,977
Extra Space Storage Inc	61,771	9,144,579
Iron Mountain Inc	86,993	10,640,984
Public Storage	49,039	15,896,973
SBA Communications Corp Class A	31,012	5,612,552
VICI Properties Inc	319,536	8,419,774
Weyerhaeuser Co	210,826	5,276,974
		136,907,240
TOTAL REAL ESTATE		354,713,135
Utilities - 2.1%
Electric Utilities - 1.4%
Alliant Energy Corp	75,517	5,345,093
American Electric Power Co Inc	159,091	20,339,784
Constellation Energy Corp	93,471	24,559,505
Duke Energy Corp	227,946	28,591,267
Edison International	112,510	8,254,859
Entergy Corp	133,881	14,408,273
Evergy Inc	67,400	5,594,874
Eversource Energy	109,962	7,872,180
Exelon Corp	299,176	13,708,244
FirstEnergy Corp	152,214	7,353,458
NextEra Energy Inc	609,732	52,997,906
NRG Energy Inc	61,690	8,284,350
PG&E Corp	643,908	11,191,121
Pinnacle West Capital Corp	35,434	3,578,480
PPL Corp	219,979	7,745,461
Southern Co/The	329,611	31,161,424
Xcel Energy Inc	182,530	14,273,846
		265,260,125
Gas Utilities - 0.0%
Atmos Energy Corp	48,806	8,432,701
Independent Power and Renewable Electricity Producers - 0.1%
AES Corp/The	208,520	3,061,073
Vistra Corp	92,673	13,733,212
		16,794,285
Multi-Utilities - 0.6%
Ameren Corp	80,919	8,869,532
CenterPoint Energy Inc	191,272	8,041,075
CMS Energy Corp	90,325	6,502,497
Consolidated Edison Inc	107,754	11,729,023
Dominion Energy Inc	257,144	17,786,650
DTE Energy Co	60,825	8,629,243
NiSource Inc	140,183	6,228,330
Public Service Enterprise Group Inc	145,704	11,172,583
Sempra	191,132	16,924,739
WEC Energy Group Inc	95,239	10,421,051
		106,304,723
Water Utilities - 0.0%
American Water Works Co Inc	57,098	7,660,838
TOTAL UTILITIES		404,452,672
TOTAL UNITED STATES		18,788,089,594
TOTAL COMMON STOCKS (Cost $8,612,394,906)		18,822,561,209

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/13/2026 (e) (Cost $3,419,879)	3.64	3,424,000	3,420,571

Money Market Funds - 0.2%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	23,864,914	23,869,687
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	18,243,848	18,245,672
TOTAL MONEY MARKET FUNDS (Cost $42,114,238)			42,115,359

TOTAL INVESTMENT IN SECURITIES - 100.1% (Cost $8,657,929,023)	18,868,097,139
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(11,160,122)
NET ASSETS - 100.0%	18,856,937,017

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CME E-Mini S&P 500 Index Contracts (United States)	88	9/2026	33,084,700	351,969

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,362,632.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	23,955,548	1,110,244,506	1,110,327,067	1,514,118	(4,421)	1,121	23,869,687	23,864,914
Fidelity Securities Lending Cash Central Fund	11,712,999	153,315,041	146,782,766	292,783	398	-	18,245,672	18,243,848
	35,668,547	1,263,559,547	1,257,109,833	1,806,901	(4,023)	1,121	42,115,359

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	1,833,523,532	1,833,523,532	-	-
Consumer Discretionary	1,768,901,359	1,768,901,359	-	-
Consumer Staples	877,712,331	877,712,331	-	-
Energy	631,843,853	631,843,853	-	-
Financials	2,348,130,685	2,348,130,685	-	-
Health Care	1,712,499,952	1,712,499,952	-	-
Industrials	1,631,882,056	1,631,882,056	-	-
Information Technology	6,919,531,576	6,919,531,576	-	-
Materials	339,370,058	339,370,058	-	-
Real Estate	354,713,135	354,713,135	-	-
Utilities	404,452,672	404,452,672	-	-

U.S. Treasury Obligations	3,420,571	-	3,420,571	-

Money Market Funds	42,115,359	42,115,359	-	-
Total Investments in Securities:	18,868,097,139	18,864,676,568	3,420,571	-
Derivative Instruments:

Assets
Futures Contracts	351,969	351,969	-	-
Total Assets	351,969	351,969	-	-
Total Derivative Instruments:	351,969	351,969	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$18,825,981,780
Investments in securities, at value - affiliated issuers	42,115,359
Receivable for fund shares sold	3,324,618
Dividends receivable	8,859,802
Distributions receivable from affiliated funds	143,301
Receivable for variation margin on futures contracts	199,060
Prepaid expenses	2,454
Receivable from investment adviser for expense reductions	29,705
Other receivables	16,640
Total assets	18,880,672,719
Liabilities
Payable for fund shares redeemed	5,145,589
Accrued management fee	233,210
Other payables and accrued expenses	81,453
Collateral on securities loaned	18,275,450
Total liabilities	23,735,702
Net Assets	$18,856,937,017
Net assets consist of:
Paid in capital	7,516,052,103
Total accumulated earnings (loss)	11,340,884,914
Net Assets	$18,856,937,017

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($18,856,937,017/628,797,084 shares)	$29.99

Other Information
Unaffiliated issuers, cost	8,615,814,785
Affiliated issuers, cost	42,114,238
Securities loaned, market value	32,795,771
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$179,945,706
Dividends - affiliated issuers	1,806,901
Security lending income - unaffiliated issuers	10,397
Interest	132,182
Total investment income	181,895,186
Expenses
Management fee	2,323,565
Custodian fees and expenses	140,400
Independent trustees' fees and expenses	33,761
Registration fees	81,734
Audit	56,486
Legal	16,946
Commitment fee	21,344
Miscellaneous	26,108
Total expenses	2,700,344
Expense reimbursements and reductions	(345,146)
Total expenses after reductions	2,355,198
Net investment income (loss)	179,539,988
Net realized gain (loss)
Investments - unaffiliated issuers	1,343,120,456
Investments - affiliated issuers	(4,023)
Futures contracts	8,957,291
Net realized gain (loss)	1,352,073,724
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	1,148,621,262
Investments - affiliated issuers	1,121
Futures contracts	(65,863)
Total change in net unrealized appreciation (depreciation)	1,148,556,520
Net gain (loss)	2,500,630,244
Net increase (decrease) in net assets resulting from operations	$2,680,170,232
Other Information
Income from securities lending - Affiliated Issuers	292,783

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$179,539,988	$188,593,624
Net realized gain (loss)	1,352,073,724	641,821,156
Change in net unrealized appreciation (depreciation)	1,148,556,520	1,117,354,998
Net increase (decrease) in net assets resulting from operations	2,680,170,232	1,947,769,778
Distributions to shareholders
Distributions to shareholders	(83,578,401)	(891,382,777)
Total distributions	(83,578,401)	(891,382,777)
Net increase (decrease) in net assets resulting from share transactions	2,159,271,695	(1,866,364,752)
Total increase (decrease) in net assets	4,755,863,526	(809,977,751)
Net Assets
Beginning of period	14,101,073,491	14,911,051,242
End of period	$18,856,937,017	$14,101,073,491
Financial Highlights
Fidelity® SAI U.S. Large Cap Index Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$25.23	$23.02	$20.27	$19.87	$23.16
Income from Investment Operations
Net investment income (loss) A, B	.32	.31	.30	.30	.30
Net realized and unrealized gain (loss)	4.59	3.32	3.84	1.99	(1.23)
Total from investment operations	4.91	3.63	4.14	2.29	(.93)
Distributions
Distributions from net investment income	(.15)	(.30)	(.32)	(.33)	(.34)
Distributions from net realized gain	-	(1.12)	(1.07)	(1.56)	(2.02)
Total distributions	(.15)	(1.42)	(1.39)	(1.89)	(2.36)
Net asset value, end of period	$29.99	$25.23	$23.02	$20.27	$19.87
Total Return C	19.54%	16.32%	22.14%	12.98%	(4.68)%
Ratios and Supplemental Data B, D, E
Ratio of expenses to average net assets before reductions	.02%	.02%	.02%	.03%	.02%
Ratio of expenses to average net assets net of fee waivers, if any	.02%	.02%	.02%	.03%	.02%
Ratio of expenses to average net assets net of all reductions, if any	.02%	.02%	.02%	.03%	.02%
Ratio of net investment income (loss) to average net assets	1.16%	1.31%	1.48%	1.66%	1.43%
Net assets, end of period	$18,856,937,017	$14,101,073,491	$14,911,051,242	$10,170,242,566	$12,126,586,406
Portfolio turnover rate F	32%	64%	40%	75%	75%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® SAI U.S. Large Cap Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund may operate as a non-diversified fund, as defined under the 1940 Act, to the approximate extent the Index is non-diversified.

Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: short-term capital gain dividends, losses deferred due to excise tax regulations, futures transactions, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® SAI U.S. Large Cap Index Fund	8,774,790,894	10,539,258,074	(445,951,829)	10,093,306,245

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® SAI U.S. Large Cap Index Fund	102,581,227	1,144,997,442	10,093,306,245

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI U.S. Large Cap Index Fund	83,578,401	-	83,578,401

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI U.S. Large Cap Index Fund	544,375,348	347,007,429	891,382,777

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® SAI U.S. Large Cap Index Fund
Equity Risk
Futures Contracts	351,969	-	8,957,291	(65,863)
Total Equity Risk	351,969	-	8,957,291	(65,863)

Totals	351,969	-	8,957,291	(65,863)

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® SAI U.S. Large Cap Index Fund
Futures	45,645,513

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® SAI U.S. Large Cap Index Fund	7,188,923,710	4,913,628,118

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

For these services, the Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® SAI U.S. Large Cap Index Fund	0.015

Sub-Adviser. Geode Capital Management, LLC, serves as sub-adviser for the Fund. Sub-advisers provide discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® SAI U.S. Large Cap Index Fund	3,735,323	585,222	(122,001)

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® SAI U.S. Large Cap Index Fund	7,465	-	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® SAI U.S. Large Cap Index Fund	15,463,848

  8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded certain levels of average net assets.

The following operating expenses are excluded from this reimbursement as applicable:  interest, certain taxes, fees and expenses of the independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, acquired fund fees and expenses, brokerage commissions, and fees and expenses associated with the securities lending program.

During the period, this reimbursement reduced expenses as presented in the table below.

	Expense Limitation (%)	Expiration Date	Reimbursement ($)
Fidelity® SAI U.S. Large Cap Index Fund	0.015	November 30, 2027	343,064

Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® SAI U.S. Large Cap Index Fund	2,082

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® SAI U.S. Large Cap Index Fund
Fidelity® SAI U.S. Large Cap Index Fund	83,578,401	891,382,777
Total	83,578,401	891,382,777

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® SAI U.S. Large Cap Index Fund
Shares sold	305,363,323	463,726,803	8,867,071,440	11,117,313,962
Reinvestment of distributions	2,918,437	36,760,944	79,038,853	859,575,873
Shares redeemed	(238,428,052)	(589,271,914)	(6,786,838,598)	(13,843,254,587)
Net increase (decrease)	69,853,708	(88,784,167)	2,159,271,695	(1,866,364,752)

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

Strategic Advisers Fidelity U.S. Total Stock Fund
Fidelity ® SAI U.S. Large Cap Index Fund	28%
Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity ® SAI U.S. Large Cap Index Fund	36
  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI U.S. Large Cap Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI U.S. Large Cap Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $1,322,643,671, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $1,170,654 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 99% and 89% of the dividends distributed in September and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 99.21% and 93.26% of the dividends distributed in September and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 0.69% and 5.81% of the dividends distributed in September and December, respectively, during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9870993.110
SV9-ANN-0926
Fidelity® SAI Small-Mid Cap Momentum Index Fund

(formerly Fidelity® SAI Small-Mid Cap 500 Index Fund)

Annual Report
July 31, 2026
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.
The fund is not in any way connected to or sponsored, endorsed, sold or promoted by Frank Russell Company ("Russell") or by the London Stock Exchange Group plc and its group undertakings (collectively, the "LSE Group"). The LSE Group does not accept any liability whatsoever to any person arising out of the use of a fund or the underlying data.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Small-Mid Cap Momentum Index Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.8%
	Shares	Value ($)
BERMUDA - 1.0%
Financials - 1.0%
Insurance - 1.0%
RenaissanceRe Holdings Ltd	132,863	42,513,503
CANADA - 0.2%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Teekay Tankers Ltd Class A	73,110	5,802,741
Materials - 0.1%
Metals & Mining - 0.1%
McEwen Inc (b)(c)	128,578	2,223,113
TOTAL CANADA		8,025,854
GHANA - 0.1%
Energy - 0.1%
Oil, Gas & Consumable Fuels - 0.1%
Kosmos Energy Ltd (b)	1,759,208	4,732,270
IRELAND - 0.0%
Energy - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Ardmore Shipping Corp	110,749	1,925,924
MONACO - 0.2%
Energy - 0.2%
Oil, Gas & Consumable Fuels - 0.2%
Scorpio Tankers Inc	115,138	8,964,645
NORWAY - 0.2%
Energy - 0.2%
Energy Equipment & Services - 0.2%
Seadrill Ltd (b)	190,559	8,544,666
PUERTO RICO - 0.7%
Financials - 0.7%
Banks - 0.7%
Popular Inc	174,293	30,537,877
SINGAPORE - 0.3%
Information Technology - 0.3%
Semiconductors & Semiconductor Equipment - 0.3%
Kulicke & Soffa Industries Inc	159,864	14,259,869
SWITZERLAND - 0.3%
Consumer Discretionary - 0.3%
Automobile Components - 0.3%
Garrett Motion Inc	404,032	12,585,597
THAILAND - 1.1%
Information Technology - 1.1%
Electronic Equipment, Instruments & Components - 1.1%
Fabrinet (b)	102,653	44,696,143
UNITED STATES - 95.7%
Communication Services - 4.2%
Diversified Telecommunication Services - 0.4%
Anterix Inc (b)(c)	57,231	5,323,628
Globalstar Inc (b)	139,309	11,615,584
		16,939,212
Entertainment - 2.5%
Lionsgate Studios Corp (b)(c)	700,375	9,300,980
Madison Square Garden Entertainment Corp Class A (b)	123,444	9,537,283
Madison Square Garden Sports Corp Class A (b)	54,921	21,621,299
Roku Inc Class A (b)	335,914	48,710,890
Sphere Entertainment Co Class A (b)(c)	81,359	11,654,677
		100,825,129
Media - 1.1%
Clear Channel Outdoor Holdings Inc (b)	974,675	2,358,714
New York Times Co/The Class A	493,606	36,966,153
Scholastic Corp	69,934	2,842,817
USA TODAY Co Inc (b)(c)	379,947	3,301,739
		45,469,423
Wireless Telecommunication Services - 0.2%
Telephone and Data Systems Inc	300,255	10,082,563
TOTAL COMMUNICATION SERVICES		173,316,327
Consumer Discretionary - 6.3%
Automobile Components - 1.2%
BorgWarner Inc	612,503	39,040,941
Dana Inc	343,088	9,239,360
		48,280,301
Distributors - 0.0%
GigaCloud Technology Inc Class A (b)	78,798	3,446,624
Diversified Consumer Services - 0.2%
American Public Education Inc (b)	55,251	2,680,226
Lincoln Educational Services Corp (b)	89,851	3,757,569
		6,437,795
Hotels, Restaurants & Leisure - 1.4%
Pursuit Attractions and Hospitality Inc (b)	65,670	3,318,305
Viking Holdings Ltd (b)	514,375	53,675,031
		56,993,336
Leisure Products - 1.0%
Callaway Golf Co (b)	426,956	7,881,608
Hasbro Inc	343,572	32,275,154
Johnson Outdoors Inc Class A	18,027	845,646
Smith & Wesson Brands Inc	135,934	1,977,840
		42,980,248
Specialty Retail - 1.4%
Five Below Inc (b)	168,510	36,588,576
Victoria's Secret & Co (b)	225,232	19,973,574
		56,562,150
Textiles, Apparel & Luxury Goods - 1.1%
Figs Inc Class A (b)(c)	477,252	5,106,596
Movado Group Inc	47,910	1,829,204
Ralph Lauren Corp Class A	106,425	40,477,685
		47,413,485
TOTAL CONSUMER DISCRETIONARY		262,113,939
Consumer Staples - 1.8%
Beverages - 0.1%
Vita Coco Co Inc/The (b)	97,225	6,411,016
Consumer Staples Distribution & Retail - 0.9%
Andersons Inc/The	102,639	7,264,788
Ingles Markets Inc Class A	41,337	3,720,743
PriceSmart Inc	77,130	14,956,279
United Natural Foods Inc (b)	186,153	9,462,157
Village Super Market Inc Class A	28,573	1,255,498
		36,659,465
Food Products - 0.8%
Darling Ingredients Inc (b)	483,274	29,305,735
Mama's Creations Inc (b)(c)	116,747	2,151,647
Seneca Foods Corp Class A (b)	11,824	1,956,754
		33,414,136
TOTAL CONSUMER STAPLES		76,484,617
Energy - 9.7%
Energy Equipment & Services - 3.8%
Archrock Inc	535,773	19,159,242
Expro Ltd	308,774	4,924,945
Forum Energy Technologies Inc (b)	34,761	2,178,472
Helmerich & Payne Inc	305,049	10,545,544
Innovex International Inc (b)	117,926	3,311,362
Kodiak Gas Services Inc	48,894	2,870,567
Liberty Energy Inc Class A	495,085	9,263,040
Nabors Industries Ltd (b)	44,827	3,840,329
National Energy Services Reunited Corp (b)	181,653	4,897,365
Natural Gas Services Group Inc	33,408	1,224,069
Noble Corp PLC (c)	384,226	16,291,182
Oceaneering International Inc (b)(c)	304,823	14,869,266
Patterson-UTI Energy Inc (c)	1,055,272	11,059,251
ProPetro Holding Corp (b)	290,801	3,227,891
Ranger Energy Services Inc Class A	46,766	750,594
Select Water Solutions Inc Class A	344,317	6,376,751
Tidewater Inc (b)	131,724	9,887,203
Transocean Ltd (b)(c)	3,029,174	16,115,206
Weatherford International PLC	219,106	19,235,317
		160,027,596
Oil, Gas & Consumable Fuels - 5.9%
APA Corp	1,083,549	40,438,049
California Resources Corp	71,827	3,779,537
Calumet Inc (b)	196,131	8,667,029
DT Midstream Inc	310,624	42,866,112
Green Plains Inc (b)	213,365	3,595,200
HF Sinclair Corp	477,683	43,693,664
International Seaways Inc	123,743	11,901,602
Murphy Oil Corp	409,917	16,290,102
Par Pacific Holdings Inc (b)	132,142	11,368,176
Permian Resources Holdings Inc/DE Class A	2,261,859	48,200,215
REX American Resources Corp (b)	86,541	3,724,725
Talos Energy Inc (b)	384,307	5,833,780
VAALCO Energy Inc (c)	318,519	1,697,706
W&T Offshore Inc	299,989	1,076,960
		243,132,857
TOTAL ENERGY		403,160,453
Financials - 11.3%
Banks - 3.5%
Amalgamated Financial Corp	64,935	3,206,490
Ameris Bancorp	179,714	15,672,859
Arrow Financial Corp	43,710	1,741,406
Bank First Corp	23,010	3,514,547
BankUnited Inc	211,125	9,848,981
Bankwell Financial Group Inc	21,452	1,461,954
BOK Financial Corp	64,821	9,158,559
Byline Bancorp Inc	100,186	3,934,304
Carter Bankshares Inc	67,466	2,332,974
CNB Financial Corp/PA	89,276	3,133,588
CoastalSouth Bancshares Inc	23,424	638,772
Columbia Financial Inc	181,716	1,964,350
Commercial Bancgroup Inc	21,761	745,097
Customers Bancorp Inc (b)	70,572	5,552,605
Esquire Financial Holdings Inc (c)	17,176	2,219,483
FB Bancorp Inc (b)	54,546	843,008
Five Star Bancorp	51,592	2,434,626
Franklin Financial Services Corp	12,713	802,953
Independent Bank Corp	139,294	11,677,016
Meridian Corp	28,904	567,675
Origin Bancorp Inc	85,118	4,658,508
Parke Bancorp Inc	29,404	1,004,147
Peapack-Gladstone Financial Corp	48,441	2,227,317
Red River Bancshares Inc	14,467	1,454,657
Southern Missouri Bancorp Inc	28,506	2,206,649
Texas Capital Bancshares Inc	116,713	11,537,080
TrustCo Bank Corp NY	55,080	3,138,458
Univest Financial Corp	86,997	3,848,747
Valley National Bancorp	1,462,450	20,898,412
WSFS Financial Corp	163,173	13,086,475
		145,511,697
Capital Markets - 3.0%
Acadian Asset Management Inc	80,730	6,982,338
Affiliated Managers Group Inc	79,033	28,983,772
DigitalBridge Group Inc Class A	507,848	8,059,548
Federated Hermes Inc Class B	190,621	11,429,635
Invesco Ltd	991,280	29,341,888
Oppenheimer Holdings Inc Class A	18,583	1,981,691
StoneX Group Inc (b)	320,960	24,575,907
Virtu Financial Inc Class A	243,835	14,320,430
		125,675,209
Consumer Finance - 1.6%
Bread Financial Holdings Inc	134,730	14,560,271
Encore Capital Group Inc (b)	68,141	6,410,705
Enova International Inc (b)(c)	68,102	17,307,442
EZCORP Inc Class A (b)(c)	179,417	5,341,244
FirstCash Holdings Inc	118,253	24,124,795
		67,744,457
Financial Services - 1.2%
HA Sustainable Infrastructure Capital Inc	389,965	14,767,975
International Money Express Inc (b)	90,794	1,076,816
Jackson Financial Inc	190,972	23,352,056
NCR Atleos Corp (b)	225,784	10,618,622
		49,815,469
Insurance - 2.0%
CNO Financial Group Inc	6,835	376,540
Greenlight Capital Re Ltd Class A (b)	79,174	1,318,247
Loews Corp	427,653	49,612,025
Mercury General Corp	81,225	8,700,822
United Fire Group Inc	67,035	3,442,918
Universal Insurance Holdings Inc	77,123	3,371,046
White Mountains Insurance Group Ltd	7,476	15,682,629
		82,504,227
TOTAL FINANCIALS		471,251,059
Health Care - 11.6%
Biotechnology - 5.9%
AnaptysBio Inc (b)	60,059	3,204,748
Arcus Biosciences Inc (b)	224,322	6,323,637
Arrowhead Pharmaceuticals Inc (b)	223,697	18,935,951
Celcuity Inc (b)	110,263	9,524,518
CG oncology Inc (b)(c)	209,476	14,912,596
Design Therapeutics Inc (b)(c)	90,496	1,102,241
Dianthus Therapeutics Inc (b)	112,709	12,050,846
Enanta Pharmaceuticals Inc (b)(c)	51,772	652,327
Kymera Therapeutics Inc (b)	159,731	16,516,185
MacroGenics Inc (b)	177,801	656,086
Mirum Pharmaceuticals Inc (b)	111,423	11,805,267
Oruka Therapeutics Inc (b)	119,794	11,561,319
Praxis Precision Medicines Inc (b)	78,707	24,228,376
Protagonist Therapeutics Inc (b)	179,533	24,531,389
Relay Therapeutics Inc (b)	402,432	7,577,795
Roivant Sciences Ltd (b)	1,377,518	46,711,635
Spyre Therapeutics Inc (b)	208,605	20,512,130
Syndax Pharmaceuticals Inc (b)(c)	265,534	5,058,423
Tango Therapeutics Inc (b)	300,360	8,163,785
Tyra Biosciences Inc (b)	71,745	2,287,231
		246,316,485
Health Care Equipment & Supplies - 1.1%
Axogen Inc (b)	153,128	6,463,533
Bioventus Inc (b)(c)	141,187	1,859,433
Lantheus Holdings Inc (b)	202,590	20,186,068
LeMaitre Vascular Inc	63,763	6,460,467
LivaNova PLC (b)	153,424	12,295,399
		47,264,900
Health Care Providers & Services - 1.2%
BrightSpring Health Services Inc (b)	404,423	24,148,097
Brookdale Senior Living Inc (b)	624,375	9,115,875
Guardian Pharmacy Services Inc Class A (b)	75,316	2,977,241
National HealthCare Corp	37,920	8,571,058
Talkspace Inc Class A (b)	430,181	2,245,545
Viemed Healthcare Inc (b)	101,049	1,179,242
		48,237,058
Pharmaceuticals - 3.4%
Axsome Therapeutics Inc (b)	118,980	25,936,450
BioAge Labs Inc (b)	91,841	830,242
Definium Therapeutics Inc (b)	300,955	13,097,562
Edgewise Therapeutics Inc (b)	226,406	8,700,783
Enliven Therapeutics Inc (b)	135,983	7,453,228
Eton Pharmaceuticals Inc (b)	70,461	3,270,800
Jazz Pharmaceuticals PLC (b)	185,643	46,941,689
Ligand Pharmaceuticals Inc (b)	51,031	14,673,454
Liquidia Corp (b)(c)	209,965	17,660,156
Septerna Inc (b)	59,999	2,066,965
		140,631,329
TOTAL HEALTH CARE		482,449,772
Industrials - 22.5%
Aerospace & Defense - 2.4%
AAR Corp (b)	119,262	16,701,450
Astronics Corp (b)	115,919	8,055,211
Ducommun Inc (b)	42,009	7,520,451
Hexcel Corp	231,790	23,862,781
Moog Inc Class A	86,853	33,859,642
National Presto Industries Inc	16,169	1,963,240
Park Aerospace Corp	55,397	1,877,958
V2X Inc (b)	62,623	5,651,100
		99,491,833
Building Products - 0.8%
Modine Manufacturing Co (b)	161,098	32,390,364
Commercial Services & Supplies - 1.5%
Clean Harbors Inc (b)	153,446	48,010,185
Deluxe Corp	137,504	3,557,228
Healthcare Services Group Inc (b)	185,127	4,313,459
Vestis Corp (b)	342,650	4,954,719
		60,835,591
Construction & Engineering - 6.6%
API Group Corp (b)	1,159,551	46,010,984
Argan Inc	42,383	24,176,535
Centuri Holdings Inc (b)	255,548	7,114,456
Dycom Industries Inc (b)	74,882	30,032,924
Everus Construction Group Inc (b)	155,831	19,545,882
Granite Construction Inc	132,888	16,075,461
IES Holdings Inc (b)	26,788	19,944,738
Legence Corp Class A	104,718	6,694,622
MYR Group Inc (b)	47,424	15,802,625
NWPX Infrastructure Inc (b)	29,359	3,613,506
Sterling Infrastructure Inc (b)	75,677	45,161,763
Tutor Perini Corp	135,353	11,335,814
Valmont Industries Inc	54,092	26,056,116
		271,565,426
Electrical Equipment - 3.9%
Allient Inc	45,551	3,983,890
Babcock & Wilcox Enterprises Inc (b)	264,749	2,467,461
EnerSys	112,583	20,946,067
Nextpower Inc Class A (b)	453,609	40,765,841
nVent Electric PLC	374,808	57,656,716
Powell Industries Inc	86,802	18,113,841
Preformed Line Products Co	7,937	2,833,350
Vicor Corp (b)	69,409	14,393,344
		161,160,510
Ground Transportation - 0.0%
Heartland Express Inc	139,595	1,707,247
Machinery - 4.7%
CECO Environmental Corp (b)	83,184	5,480,994
Douglas Dynamics Inc	70,393	3,106,443
Enpro Inc	64,359	20,203,577
ESCO Technologies Inc	79,115	24,944,168
Gorman-Rupp Co/The	63,507	5,156,133
Graham Corp (b)	31,799	3,049,524
Helios Technologies Inc	101,209	7,885,193
Kennametal Inc	232,795	7,908,046
Mueller Industries Inc	609,646	40,486,591
RBC Bearings Inc (b)	90,542	49,916,711
Timken Co/The	193,653	26,636,970
		194,774,350
Marine Transportation - 1.1%
Genco Shipping & Trading Ltd	116,258	2,969,229
Kirby Corp (b)	165,586	21,714,949
Matson Inc	95,258	19,298,318
		43,982,496
Professional Services - 0.4%
Mistras Group Inc (b)	54,938	835,607
Planet Labs PBC Class A (b)	853,853	17,486,909
		18,322,516
Trading Companies & Distributors - 1.1%
Custom Truck One Source Inc Class A (b)	186,884	1,896,873
NPK International Inc (b)	258,141	3,224,181
Wesco International Inc	121,803	41,838,112
		46,959,166
TOTAL INDUSTRIALS		931,189,499
Information Technology - 16.5%
Communications Equipment - 2.2%
Applied Optoelectronics Inc (b)(c)	196,086	18,494,832
Digi International Inc (b)	114,905	8,011,176
NetScout Systems Inc (b)	209,607	8,524,717
Viasat Inc (b)	414,977	31,924,181
Viavi Solutions Inc (b)	706,916	26,120,546
		93,075,452
Electronic Equipment, Instruments & Components - 6.0%
Advanced Energy Industries Inc	115,315	33,385,999
Arrow Electronics Inc (b)	111,901	24,234,400
Bel Fuse Inc Class B	36,508	9,929,081
Benchmark Electronics Inc	109,003	8,695,169
Knowles Corp (b)	259,421	9,492,214
Littelfuse Inc	76,078	33,636,366
nLight Inc (b)	169,124	11,635,731
Plexus Corp (b)	81,834	20,568,158
Rogers Corp (b)	51,097	6,308,947
Sanmina Corp (b)	34,115	6,330,379
TD SYNNEX Corp	197,791	50,575,159
TTM Technologies Inc (b)	305,407	35,256,184
		250,047,787
IT Services - 0.7%
DigitalOcean Holdings Inc (b)	242,782	28,526,885
Semiconductors & Semiconductor Equipment - 7.2%
Aehr Test Systems (b)	87,954	7,034,561
Amkor Technology Inc	347,555	17,332,568
AXT Inc (b)	151,725	9,168,742
Cohu Inc (b)	71,461	3,429,412
Diodes Inc (b)	140,159	11,537,889
FormFactor Inc (b)	236,822	25,150,496
Ichor Holdings Ltd (b)	105,199	7,918,329
Lattice Semiconductor Corp (b)	385,639	47,923,359
MKS Inc	148,550	44,186,198
Onto Innovation Inc (b)	151,695	39,225,293
Photronics Inc (b)	180,449	5,465,800
Semtech Corp (b)	282,719	33,309,953
SiTime Corp (b)	67,493	36,122,254
Ultra Clean Holdings Inc (b)	138,662	11,551,931
		299,356,785
Software - 0.4%
Clear Secure Inc Class A	270,875	14,963,134
TOTAL INFORMATION TECHNOLOGY		685,970,043
Materials - 3.2%
Chemicals - 1.2%
Ecovyst Inc (b)	348,339	4,200,968
Element Solutions Inc	694,974	25,526,395
Koppers Holdings Inc	59,923	2,937,425
Perimeter Solutions Inc (b)	385,862	11,811,236
Westlake Corp	101,891	7,183,316
		51,659,340
Containers & Packaging - 0.1%
Myers Industries Inc	114,285	3,903,975
Metals & Mining - 1.9%
Alcoa Corp	791,161	35,807,948
Century Aluminum Co (b)	162,546	7,277,184
Idaho Strategic Resources Inc (b)(c)	34,415	966,029
Kaiser Aluminum Corp	45,109	7,203,005
Materion Corp	63,351	13,356,925
Warrior Met Coal Inc	147,703	11,729,095
		76,340,186
TOTAL MATERIALS		131,903,501
Real Estate - 6.3%
Diversified REITs - 0.1%
Alpine Income Property Trust Inc	38,723	781,430
CTO Realty Growth Inc	89,999	1,977,278
		2,758,708
Health Care REITs - 1.6%
American Healthcare REIT Inc	263,001	14,622,856
CareTrust REIT Inc	568,144	23,827,959
Diversified Healthcare Trust	665,805	5,925,664
Healthcare Realty Trust Inc	1,065,771	22,391,849
		66,768,328
Hotel & Resort REITs - 1.5%
DiamondRock Hospitality Co	622,333	8,239,689
Host Hotels & Resorts Inc	1,953,890	49,101,256
Pebblebrook Hotel Trust	347,047	6,628,597
		63,969,542
Industrial REITs - 0.8%
EastGroup Properties Inc	162,669	33,999,448
Real Estate Management & Development - 0.2%
St Joe Co/The	121,728	7,576,351
Retail REITs - 1.8%
CBL & Associates Properties Inc	47,245	2,773,754
Federal Realty Investment Trust	239,859	29,764,104
FrontView REIT Inc	66,155	1,345,593
Kite Realty Group Trust (c)	661,447	18,930,613
Macerich Co/The	782,466	20,218,921
Phillips Edison & Co Inc	27,486	1,167,880
		74,200,865
Specialized REITs - 0.3%
Outfront Media Inc	444,500	14,166,215
TOTAL REAL ESTATE		263,439,457
Utilities - 2.3%
Electric Utilities - 0.9%
IDACORP Inc	165,113	23,596,299
TXNM Energy Inc	238,855	13,834,481
		37,430,780
Gas Utilities - 1.3%
New Jersey Resources Corp	308,091	17,835,389
Northwest Natural Holding Co	126,808	6,203,447
ONE Gas Inc	183,303	14,233,478
Southwest Gas Holdings Inc	196,271	17,546,627
		55,818,941
Independent Power and Renewable Electricity Producers - 0.1%
Ormat Technologies Inc	41,663	4,065,476
TOTAL UTILITIES		97,315,197
TOTAL UNITED STATES		3,978,593,864
TOTAL COMMON STOCKS (Cost $3,913,123,987)		4,155,380,212

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/13/2026 (e) (Cost $365,559)	3.64	366,000	365,633

Money Market Funds - 1.1%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	6,527,693	6,528,998
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	39,000,599	39,004,499
TOTAL MONEY MARKET FUNDS (Cost $45,533,343)			45,533,497

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $3,959,022,889)	4,201,279,342
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(38,047,648)
NET ASSETS - 100.0%	4,163,231,694

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CME E-Mini S&P MidCap 400 Index Contracts (United States)	21	9/2026	7,923,090	(28,793)

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Non-income producing.
(c)	Security or a portion of the security is on loan at period end.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $365,633.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	424,468	399,091,972	392,991,534	158,862	3,938	154	6,528,998	6,527,693
Fidelity Securities Lending Cash Central Fund	6,362,480	489,541,819	456,900,274	93,173	474	-	39,004,499	39,000,599
	6,786,948	888,633,791	849,891,808	252,035	4,412	154	45,533,497

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Communication Services	173,316,327	173,316,327	-	-
Consumer Discretionary	274,699,536	274,699,536	-	-
Consumer Staples	76,484,617	76,484,617	-	-
Energy	433,130,699	433,130,699	-	-
Financials	544,302,439	544,302,439	-	-
Health Care	482,449,772	482,449,772	-	-
Industrials	931,189,499	931,189,499	-	-
Information Technology	744,926,055	744,926,055	-	-
Materials	134,126,614	134,126,614	-	-
Real Estate	263,439,457	263,439,457	-	-
Utilities	97,315,197	97,315,197	-	-

U.S. Treasury Obligations	365,633	-	365,633	-

Money Market Funds	45,533,497	45,533,497	-	-
Total Investments in Securities:	4,201,279,342	4,200,913,709	365,633	-
Derivative Instruments:

Liabilities
Futures Contracts	(28,793)	(28,793)	-	-
Total Liabilities	(28,793)	(28,793)	-	-
Total Derivative Instruments:	(28,793)	(28,793)	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$4,155,745,845
Investments in securities, at value - affiliated issuers	45,533,497
Segregated cash with brokers for derivative instruments	76,178
Receivable for fund shares sold	821,219
Dividends receivable	485,049
Distributions receivable from affiliated funds	25,817
Prepaid expenses	1,018
Receivable from investment adviser for expense reductions	226,611
Other receivables	20,661
Total assets	4,202,935,895
Liabilities
Payable for fund shares redeemed	158,093
Accrued management fee	389,219
Payable for variation margin on futures contracts	14,754
Other payables and accrued expenses	138,110
Collateral on securities loaned	39,004,025
Total liabilities	39,704,201
Net Assets	$4,163,231,694
Net assets consist of:
Paid in capital	3,421,309,497
Total accumulated earnings (loss)	741,922,197
Net Assets	$4,163,231,694

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($4,163,231,694/735,842,804 shares)	$5.66

Other Information
Unaffiliated issuers, cost	3,913,489,546
Affiliated issuers, cost	45,533,343
Securities loaned, market value	110,174,203
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$23,794,733
Dividends - affiliated issuers	252,035
Security lending income - unaffiliated issuers	23,410
Interest	11,539
Total investment income	24,081,717
Expenses
Management fee	2,388,942
Custodian fees and expenses	79,023
Independent trustees' fees and expenses	3,659
Registration fees	136,243
Audit	56,068
Legal	7,047
Interest	10,253
Commitment fee	2,305
Miscellaneous	367
Total expenses	2,683,907
Expense reimbursements and reductions	(1,590,271)
Total expenses after reductions	1,093,636
Net investment income (loss)	22,988,081
Net realized gain (loss)
Investments - unaffiliated issuers	500,032,485
Investments - affiliated issuers	4,412
Foreign currency transactions	(51)
Futures contracts	431,709
Net realized gain (loss)	500,468,555
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	159,147,639
Investments - affiliated issuers	154
Assets and liabilities in foreign currencies	396
Futures contracts	(55,576)
Total change in net unrealized appreciation (depreciation)	159,092,613
Net gain (loss)	659,561,168
Net increase (decrease) in net assets resulting from operations	$682,549,249
Other Information
Income from securities lending - Affiliated Issuers	93,173

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$22,988,081	$13,665,111
Net realized gain (loss)	500,468,555	226,643,253
Change in net unrealized appreciation (depreciation)	159,092,613	(229,619,370)
Net increase (decrease) in net assets resulting from operations	682,549,249	10,688,994
Distributions to shareholders
Distributions to shareholders	(82,797,660)	(88,229,190)
Total distributions	(82,797,660)	(88,229,190)
Net increase (decrease) in net assets resulting from share transactions	3,353,097,410	(1,446,536,743)
Total increase (decrease) in net assets	3,952,848,999	(1,524,076,939)
Net Assets
Beginning of period	210,382,695	1,734,459,634
End of period	$4,163,231,694	$210,382,695
Financial Highlights
Fidelity® SAI Small-Mid Cap Momentum Index Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$6.65	$6.64	$6.07	$9.84	$16.46
Income from Investment Operations
Net investment income (loss) A, B	.06	.09	.09	.10	.16
Net realized and unrealized gain (loss)	1.54	.40 C	.62	.38	(1.07)
Total from investment operations	1.60	.49	.71	.48	(.91)
Distributions
Distributions from net investment income	(.18)	(.12)	(.09)	(.11)	(.22)
Distributions from net realized gain	(2.41)	(.36)	(.05)	(4.15)	(5.48)
Total distributions	(2.59)	(.48)	(.14)	(4.25) D	(5.71) D
Net asset value, end of period	$5.66	$6.65	$6.64	$6.07	$9.84
Total Return E	34.95%	7.91%	12.18%	8.32%	(8.94)%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.12%	.13%	.12%	.15%	.14%
Ratio of expenses to average net assets net of fee waivers, if any	.05%	.05%	.05%	.06%	.05%
Ratio of expenses to average net assets net of all reductions, if any	.05%	.05%	.05%	.06%	.05%
Ratio of net investment income (loss) to average net assets	1.06%	1.44%	1.53%	1.77%	1.35%
Net assets, end of period	$4,163,231,694	$210,382,695	$1,734,459,634	$1,610,936,963	$246,495,576
Portfolio turnover rate H	180%	9%	31%	76%	93%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® SAI Small-Mid Cap Momentum Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates.

During or after the reporting period end the name change(s) listed below occurred.

New Name	Old Name	Effective Date
Fidelity® SAI Small-Mid Cap Momentum Index Fund	Fidelity® SAI Small-Mid Cap 500 Index Fund	December 22, 2025

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: short-term capital gain dividends, foreign currency transactions, futures contracts, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	3,969,626,062	465,451,238	(233,797,958)	231,653,280

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed Ordinary Income ($)	Undistributed long-term capital gain ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	413,441,282	96,827,635	231,653,280

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	6,731,004	76,066,656	82,797,660

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	21,227,750	67,001,440	88,229,190

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund
Equity Risk
Futures Contracts	-	(28,793)	431,709	(55,576)
Total Equity Risk	-	(28,793)	431,709	(55,576)

Totals	-	(28,793)	431,709	(55,576)

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund
Futures	5,980,713

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	7,351,722,741	3,946,195,827

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

For these services, the Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	0.11

Sub-Adviser. Geode Capital Management, LLC, serves as sub-adviser for the Fund. Sub-advisers provide discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	Borrower	23,782,000	3.88	10,253

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	31,129,075	113,126,840	16,624,619

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® SAI Small-Mid Cap Momentum Index Fund	8,718	62	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	73,757,367

  8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded certain levels of average net assets.

The following operating expenses are excluded from this reimbursement as applicable:  interest, certain taxes, fees and expenses of the independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, acquired fund fees and expenses, brokerage commissions, and fees and expenses associated with the securities lending program.

During the period, this reimbursement reduced expenses as presented in the table below.

	Expense Limitation (%)	Expiration Date	Reimbursement ($)
Fidelity® SAI Small-Mid Cap Momentum Index Fund	0.05	November 30, 2027	1,590,271

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® SAI Small-Mid Cap Momentum Index Fund
Fidelity® SAI Small-Mid Cap Momentum Index Fund	82,797,660	88,229,190
Total	82,797,660	88,229,190

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® SAI Small-Mid Cap Momentum Index Fund
Shares sold	720,239,288	319,036	3,473,244,395	1,891,549
Reinvestment of distributions	18,497,959	13,940,801	82,726,957	88,200,889
Shares redeemed	(34,544,199)	(243,876,896)	(202,873,942)	(1,536,629,181)
Net increase (decrease)	704,193,048	(229,617,059)	3,353,097,410	(1,446,536,743)

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the following mutual funds managed by the investment adviser or its affiliates were the owners of record of 10% or more of the total outstanding shares.

	Strategic Advisers Fidelity U.S. Total Stock Fund	Strategic Advisers U.S. Total Stock Fund
Fidelity ® SAI Small-Mid Cap Momentum Index Fund	78%	18%
Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
Fidelity ® SAI Small-Mid Cap Momentum Index Fund	96
  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Small-Mid Cap Momentum Index Fund (formerly Fidelity SAI Small Mid Cap 500 Index Fund):
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Small-Mid Cap Momentum Index Fund (formerly Fidelity SAI Small Mid Cap 500 Index Fund) (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 11, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2026, $97,604,713, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates $92,881 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 93% and 55% of the dividend distributed in September and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 98.65%, and 54.53% of the dividend distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 1.36% and 20.26% of the dividend distributed in September and December, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9868212.110
SV3-ANN-0926
Fidelity® SAI Real Estate Index Fund

Annual Report
July 31, 2026
Offered exclusively to certain clients of the Adviser, or its affiliates, including Strategic Advisers LLC (Strategic Advisers) - not available for sale to the general public. Fidelity® SAI is a product name of Fidelity® funds dedicated to certain programs affiliated with Strategic Advisers.
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.
The MSCI indexes are the exclusive property of MSCI Inc. ("MSCI"). MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Fidelity. The financial products referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such financial products or any index on which such financial products are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any relevant financial products. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
The index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for us by Fidelity. S&P®;, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates ("S&P") and Dow Jones®; is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® SAI Real Estate Index Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.9%
	Shares	Value ($)
UNITED STATES - 99.9%
Real Estate - 99.9%
Diversified REITs - 1.9%
AH Realty Trust Inc Class A	11,733	81,662
American Assets Trust Inc	6,822	160,931
Broadstone Net Lease Inc Class A	25,659	549,359
CTO Realty Growth Inc	3,858	84,760
Essential Properties Realty Trust Inc	26,775	837,790
Gladstone Commercial Corp	6,390	79,875
Global Net Lease Inc	27,338	238,387
NexPoint Diversified Real Estate Trust	626	2,829
WP Carey Inc	29,631	2,180,842
		4,216,435
Health Care REITs - 17.0%
Alexandria Real Estate Equities Inc	21,449	1,103,551
American Healthcare REIT Inc (b)	24,501	1,362,256
CareTrust REIT Inc	29,052	1,218,441
Chiron Real Estate Inc	1,795	63,722
Community Healthcare Trust Inc	4,255	77,909
Diversified Healthcare Trust	24,863	221,281
Healthcare Realty Trust Inc	51,684	1,085,881
Healthpeak Properties Inc	96,412	2,104,674
LTC Properties Inc	6,311	253,955
Medical Properties Trust Inc (b)	82,726	383,021
National Health Investors Inc	6,062	464,652
Omega Healthcare Investors Inc	37,978	1,922,826
Sabra Health Care REIT Inc	32,304	683,876
Universal Health Realty Income Trust	1,945	84,452
Ventas Inc	61,100	5,713,461
Welltower Inc	82,246	19,281,752
		36,025,710
Hotel & Resort REITs - 3.0%
Apple Hospitality REIT Inc	31,775	524,605
Chatham Lodging Trust	6,886	91,790
DiamondRock Hospitality Co	28,644	379,247
Host Hotels & Resorts Inc	95,462	2,398,960
Park Hotels & Resorts Inc	29,078	437,915
Pebblebrook Hotel Trust	16,447	314,138
RLJ Lodging Trust	21,602	264,625
Ryman Hospitality Properties Inc	7,694	1,028,303
Service Properties Trust	16,425	131,893
Summit Hotel Properties Inc	15,414	106,048
Sunstone Hotel Investors Inc	26,598	313,058
Xenia Hotels & Resorts Inc	13,879	285,630
		6,276,212
Industrial REITs - 11.3%
Americold Realty Trust Inc	36,959	520,752
EastGroup Properties Inc	6,855	1,432,764
First Industrial Realty Trust Inc	17,917	1,179,655
Industrial Logistics Properties Trust	6,023	51,858
Lineage Inc	9,134	387,008
LXP Industrial Trust	8,119	491,443
One Liberty Properties Inc	2,503	60,848
Prologis Inc	116,672	16,871,938
Rexford Industrial Realty Inc	29,837	1,126,943
STAG Industrial Inc Class A	24,626	942,191
Terreno Realty Corp	13,551	970,929
		24,036,329
Office REITs - 2.9%
Brandywine Realty Trust	25,526	77,599
BXP Inc	20,256	1,420,351
COPT Defense Properties	15,162	575,550
Cousins Properties Inc	22,274	702,745
Douglas Emmett Inc	23,116	273,231
Easterly Government Properties Inc	5,568	135,636
Empire State Realty Trust Inc Class A	19,141	96,853
Highwoods Properties Inc	14,576	482,903
Hudson Pacific Properties Inc (c)	6,441	88,693
JBG SMITH Properties	12,040	169,162
Kilroy Realty Corp	15,282	593,247
Piedmont Realty Trust Inc Class A1 (c)	16,985	164,585
SL Green Realty Corp (b)	9,579	507,016
Vornado Realty Trust	22,016	867,210
		6,154,781
Real Estate Management & Development - 6.6%
AGNT Inc (b)	11,447	46,360
CBRE Group Inc Class A (c)	39,659	5,822,338
Compass Inc Class A (c)	86,684	987,331
CoStar Group Inc (c)	56,687	1,630,318
Cushman & Wakefield Ltd (b)	31,072	416,986
Forestar Group Inc (c)	2,694	75,836
Howard Hughes Holdings Inc (b)(c)	4,368	279,203
Jones Lang LaSalle Inc (c)	6,421	2,279,648
Landbridge Co LLC Class A (b)	3,480	269,770
Marcus & Millichap Inc	3,361	103,351
Newmark Group Inc Class A	19,823	297,246
Opendoor Technologies Inc Class A (b)(c)	115,475	435,341
Opendoor Technologies Inc warrants 11/20/2026 (c)	3,116	997
Opendoor Technologies Inc warrants 11/20/2026 (c)	3,116	561
Opendoor Technologies Inc warrants 11/20/2026 (c)	3,116	502
RMR Group Inc/The Class A (b)	2,306	43,906
Seaport Entertainment Group Inc (b)(c)	891	23,370
St Joe Co/The	5,313	330,681
Tejon Ranch Co (b)(c)	2,553	43,222
Zillow Group Inc Class A (c)	7,094	246,091
Zillow Group Inc Class C (c)	21,801	742,542
		14,075,600
Residential REITs - 10.8%
American Homes 4 Rent Class A	44,509	1,487,491
Apartment Investment and Management Co Class A	16,218	43,626
AvalonBay Communities Inc	19,240	3,571,136
Camden Property Trust	14,487	1,605,304
Centerspace	2,196	120,429
Equity LifeStyle Properties Inc	23,853	1,552,115
Equity Residential	46,353	3,080,157
Essex Property Trust Inc	8,678	2,465,767
Independence Realty Trust Inc	30,604	508,945
Invitation Homes Inc	80,538	2,393,589
Mid-America Apartment Communities Inc	15,806	2,091,766
NexPoint Residential Trust Inc	3,375	88,121
Sun Communities Inc	16,814	2,076,193
UDR Inc	42,355	1,616,267
UMH Properties Inc	10,134	153,125
		22,854,031
Retail REITs - 15.1%
Acadia Realty Trust	16,543	371,721
Agree Realty Corp	15,299	1,190,262
Alexander's Inc	328	83,640
Brixmor Property Group Inc	40,580	1,278,676
CBL & Associates Properties Inc	1,850	108,614
Curbline Properties Corp	12,687	388,730
Federal Realty Investment Trust	10,356	1,285,076
Getty Realty Corp	7,147	243,999
InvenTrust Properties Corp	10,084	357,074
Kimco Realty Corp	91,276	2,325,712
Kite Realty Group Trust	29,626	847,896
Macerich Co/The	33,781	872,901
NETSTREIT Corp (b)	12,192	261,518
NNN REIT Inc	24,762	1,176,690
Phillips Edison & Co Inc	16,274	691,482
Realty Income Corp	120,048	7,667,466
Regency Centers Corp	23,664	1,899,983
Saul Centers Inc	1,728	58,873
Simon Property Group Inc	43,259	9,922,318
SITE Centers Corp	7,189	30,769
Tanger Inc	14,678	596,807
Urban Edge Properties	16,370	370,944
		32,031,151
Specialized REITs - 31.3%
American Tower Corp	50,297	8,719,488
Crown Castle Inc	58,294	4,447,832
CubeSmart	30,638	1,270,251
Digital Realty Trust Inc	44,240	8,340,125
EPR Properties	10,351	642,487
Equinix Inc	10,933	11,143,788
Extra Space Storage Inc	28,678	4,245,491
Farmland Partners Inc	6,331	59,195
Four Corners Property Trust Inc	13,962	357,427
Gaming and Leisure Properties Inc	36,944	1,654,722
Gladstone Land Corp	5,394	43,745
Iron Mountain Inc	39,690	4,854,881
Lamar Advertising Co Class A	11,857	1,896,646
Millrose Properties Inc Class A	19,760	552,885
Outfront Media Inc	19,608	624,907
Public Storage	22,531	7,303,874
Rayonier Inc	40,564	883,484
Safehold Inc	6,544	105,882
SBA Communications Corp Class A	14,632	2,648,099
Smartstop Self Storage REIT Inc	6,998	234,713
VICI Properties Inc	144,944	3,819,274
Weyerhaeuser Co	98,923	2,476,043
		66,325,239
TOTAL UNITED STATES		211,995,488
TOTAL COMMON STOCKS (Cost $195,687,552)		211,995,488

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/13/2026 (e) (Cost $64,922)	3.64	65,000	64,935

Money Market Funds - 1.0%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	198,300	198,340
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	1,953,843	1,954,038
TOTAL MONEY MARKET FUNDS (Cost $2,152,378)			2,152,378

TOTAL INVESTMENT IN SECURITIES - 100.9% (Cost $197,904,852)	214,212,801
NET OTHER ASSETS (LIABILITIES) - (0.9)%	(1,982,088)
NET ASSETS - 100.0%	212,230,713

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT Dow Jones US Real Estate Index Contracts (United States)	5	9/2026	198,200	5,457

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $64,935.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	321,149	13,080,794	13,203,649	22,781	46	-	198,340	198,300
Fidelity Securities Lending Cash Central Fund	1,708,400	22,176,905	21,931,230	7,232	(37)	-	1,954,038	1,953,843
	2,029,549	35,257,699	35,134,879	30,013	9	-	2,152,378

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Real Estate	211,995,488	211,995,488	-	-

U.S. Treasury Obligations	64,935	-	64,935	-

Money Market Funds	2,152,378	2,152,378	-	-
Total Investments in Securities:	214,212,801	214,147,866	64,935	-
Derivative Instruments:

Assets
Futures Contracts	5,457	5,457	-	-
Total Assets	5,457	5,457	-	-
Total Derivative Instruments:	5,457	5,457	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$212,060,423
Investments in securities, at value - affiliated issuers	2,152,378
Receivable for fund shares sold	120,671
Dividends receivable	67,771
Distributions receivable from affiliated funds	2,566
Prepaid expenses	24
Receivable from investment adviser for expense reductions	7,091
Other receivables	6,314
Total assets	214,417,238
Liabilities
Payable for fund shares redeemed	165,829
Accrued management fee	12,408
Payable for variation margin on futures contracts	1,250
Other payables and accrued expenses	52,963
Collateral on securities loaned	1,954,075
Total liabilities	2,186,525
Net Assets	$212,230,713
Net assets consist of:
Paid in capital	208,444,357
Total accumulated earnings (loss)	3,786,356
Net Assets	$212,230,713

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($212,230,713/37,195,187 shares)	$5.71

Other Information
Unaffiliated issuers, cost	195,752,474
Affiliated issuers, cost	2,152,378
Securities loaned, market value	2,306,829
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$5,600,443
Dividends - affiliated issuers	30,013
Security lending income - unaffiliated issuers	875
Interest	3,212
Total investment income	5,634,543
Expenses
Management fee	123,730
Custodian fees and expenses	11,090
Independent trustees' fees and expenses	390
Registration fees	33,915
Audit	57,494
Legal	785
Commitment fee	247
Miscellaneous	299
Total expenses	227,950
Expense reimbursements and reductions	(104,035)
Total expenses after reductions	123,915
Net investment income (loss)	5,510,628
Net realized gain (loss)
Investments - unaffiliated issuers	(1,737,249)
Investments - affiliated issuers	9
Futures contracts	154,141
Net realized gain (loss)	(1,583,099)
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	21,305,601
Futures contracts	6,721
Total change in net unrealized appreciation (depreciation)	21,312,322
Net gain (loss)	19,729,223
Net increase (decrease) in net assets resulting from operations	$25,239,851
Other Information
Income from securities lending - Affiliated Issuers	7,232

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,510,628	$3,638,791
Net realized gain (loss)	(1,583,099)	(488,338)
Change in net unrealized appreciation (depreciation)	21,312,322	(5,808,828)
Net increase (decrease) in net assets resulting from operations	25,239,851	(2,658,375)
Distributions to shareholders
Distributions to shareholders	(5,180,027)	(3,028,436)
Total distributions	(5,180,027)	(3,028,436)
Net increase (decrease) in net assets resulting from share transactions	19,359,667	175,919,390
Total increase (decrease) in net assets	39,419,491	170,232,579
Net Assets
Beginning of period	172,811,222	2,578,643
End of period	$212,230,713	$172,811,222
Financial Highlights
Fidelity® SAI Real Estate Index Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$5.12	$7.51	$7.13	$11.98	$13.17
Income from Investment Operations
Net investment income (loss) A, B	.17	.17	.23	.26	.29
Net realized and unrealized gain (loss)	.58	.08 C	.47	(1.38)	(.79)
Total from investment operations	.75	.25	.70	(1.12)	(.50)
Distributions
Distributions from net investment income	(.15)	(1.86)	(.11)	(.34)	(.21)
Distributions from net realized gain	(.01)	(.78)	(.20)	(3.39)	(.48)
Total distributions	(.16)	(2.64)	(.32) D	(3.73)	(.69)
Net asset value, end of period	$5.71	$5.12	$7.51	$7.13	$11.98
Total Return E	14.98%	2.45%	10.30%	(9.67)%	(4.24)%
Ratios and Supplemental Data B, F, G
Ratio of expenses to average net assets before reductions	.13%	.18%	.18%	.16%	.09%
Ratio of expenses to average net assets net of fee waivers, if any	.07%	.07%	.07%	.09%	.07%
Ratio of expenses to average net assets net of all reductions, if any	.07%	.07%	.07%	.09%	.07%
Ratio of net investment income (loss) to average net assets	3.11%	3.22%	3.36%	3.10%	2.28%
Net assets, end of period	$212,230,713	$172,811,222	$2,578,643	$83,130,238	$406,786,658
Portfolio turnover rate H	15%	15%	7%	8%	13%

ACalculated based on average shares outstanding during the period.
BNet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

CThe amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

DTotal distributions per share do not sum due to rounding.
ETotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
FExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

GFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
HAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® SAI Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Shares are offered exclusively to certain clients of Fidelity Management & Research Company LLC (FMR) or its affiliates.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: capital loss carryforwards, certain corporate actions, futures transactions, short-term capital gain dividends, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® SAI Real Estate Index Fund	198,851,059	29,702,944	(14,341,202)	15,361,742

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® SAI Real Estate Index Fund	1,364,116	(12,939,501)	15,361,742

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity® SAI Real Estate Index Fund	(1,520,539)	(11,418,962)	(12,939,501)

Due to large redemptions in a prior period, certain capital loss carryforwards will be subject to an annual limitation on their availability to offset future capital gains as follows:

	Capital Loss Carryforwards Subject to Limitation ($)	Approximate Annual Limitation ($)
Fidelity® SAI Real Estate Index Fund	(11,956,521)	(70,663)

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI Real Estate Index Fund	4,974,362	205,665	5,180,027

July 31, 2025
	Ordinary Income ($)	Long-term Capital Gains ($)	Total ($)
Fidelity® SAI Real Estate Index Fund	2,761,885	266,551	3,028,436

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® SAI Real Estate Index Fund
Equity Risk
Futures Contracts	5,457	-	154,141	6,721
Total Equity Risk	5,457	-	154,141	6,721

Totals	5,457	-	154,141	6,721

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® SAI Real Estate Index Fund
Futures	897,660

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® SAI Real Estate Index Fund	48,757,527	26,827,912

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provides the Fund with investment management related services.

For these services, the Fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the Fund's average net assets as presented in the table below.

Annual Management Fee Rate (%)
Fidelity® SAI Real Estate Index Fund	0.07

Sub-Adviser. Geode Capital Management, LLC, serves as sub-adviser for the Fund. Sub-advisers provide discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are presented in the Statement of Operations.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® SAI Real Estate Index Fund	807	4	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® SAI Real Estate Index Fund	437,397

  8. Expense Reductions.
The investment adviser contractually agreed to reimburse expenses to the extent annual operating expenses exceeded certain levels of average net assets.

The following operating expenses are excluded from this reimbursement as applicable:  interest, certain taxes, fees and expenses of the independent Trustees, proxy and shareholder meeting expenses, extraordinary expenses, acquired fund fees and expenses, brokerage commissions, and fees and expenses associated with the securities lending program.

During the period, this reimbursement reduced expenses as presented in the table below.

	Expense Limitation (%)	Expiration Date	Reimbursement ($)
Fidelity® SAI Real Estate Index Fund	0.07	November 30, 2027	103,807

Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® SAI Real Estate Index Fund	228

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® SAI Real Estate Index Fund
Fidelity® SAI Real Estate Index Fund	5,180,027	3,028,436
Total	5,180,027	3,028,436

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® SAI Real Estate Index Fund
Shares sold	12,571,469	39,573,340	67,326,109	207,858,606
Reinvestment of distributions	797,676	459,005	4,137,885	2,370,527
Shares redeemed	(9,910,166)	(6,639,631)	(52,104,327)	(34,309,743)
Net increase (decrease)	3,458,979	33,392,714	19,359,667	175,919,390

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

In July 2026, the Board of Trustees approved a Plan of Liquidation and Dissolution. The Fund will distribute all of its net assets to its shareholders no later than December 31, 2026.

  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity SAI Real Estate Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity SAI Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.20% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $18,515 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 0.13%, 1.02% and 0% of the dividends distributed in September, December and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 99.88%, 98.99% and 100% of the dividends distributed in September, December and June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.9870987.110
SV8-ANN-0926
Fidelity® Real Estate Index Fund

Annual Report
July 31, 2026
To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.
The MSCI indexes are the exclusive property of MSCI Inc. ("MSCI"). MSCI and the MSCI index names are service mark(s) of MSCI or its affiliates and have been licensed for use for certain purposes by Fidelity. The financial products referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such financial products or any index on which such financial products are based. The prospectus contains a more detailed description of the limited relationship MSCI has with Fidelity and any relevant financial products. No purchaser, seller or holder of this product, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
The index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI") and has been licensed for us by Fidelity. S&P®;, S&P 500®, US 500, The 500, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates ("S&P") and Dow Jones®; is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2026 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.
Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies (Annual Report)
Fidelity® Real Estate Index Fund
Schedule of Investments July 31, 2026
Showing Percentage of Net Assets
Common Stocks - 99.6%
	Shares	Value ($)
UNITED STATES - 99.6%
Real Estate - 99.6%
Diversified REITs - 2.0%
AH Realty Trust Inc Class A	179,462	1,249,055
American Assets Trust Inc	103,889	2,450,742
Broadstone Net Lease Inc Class A	391,298	8,377,690
CTO Realty Growth Inc	59,150	1,299,526
Essential Properties Realty Trust Inc	407,926	12,764,005
Gladstone Commercial Corp	97,375	1,217,187
Global Net Lease Inc	418,216	3,646,844
NexPoint Diversified Real Estate Trust	2,004	9,057
WP Carey Inc	452,038	33,269,997
		64,284,103
Health Care REITs - 16.9%
Alexandria Real Estate Equities Inc	327,137	16,831,199
American Healthcare REIT Inc (b)	374,145	20,802,462
CareTrust REIT Inc	443,303	18,592,128
Chiron Real Estate Inc	27,728	984,343
Community Healthcare Trust Inc	65,151	1,192,914
Diversified Healthcare Trust	381,893	3,398,848
Healthcare Realty Trust Inc	788,903	16,574,852
Healthpeak Properties Inc	1,471,184	32,115,947
LTC Properties Inc	95,823	3,855,918
Medical Properties Trust Inc (b)	1,263,195	5,848,593
National Health Investors Inc	92,300	7,074,795
Omega Healthcare Investors Inc	579,439	29,336,997
Sabra Health Care REIT Inc	492,473	10,425,653
Universal Health Realty Income Trust	29,433	1,277,981
Ventas Inc	932,941	87,239,313
Welltower Inc	1,255,485	294,335,903
		549,887,846
Hotel & Resort REITs - 2.9%
Apple Hospitality REIT Inc	485,004	8,007,416
Chatham Lodging Trust	105,529	1,406,702
DiamondRock Hospitality Co	436,937	5,785,046
Host Hotels & Resorts Inc	1,457,273	36,621,271
Park Hotels & Resorts Inc	442,955	6,670,902
Pebblebrook Hotel Trust	250,843	4,791,101
RLJ Lodging Trust	330,187	4,044,791
Ryman Hospitality Properties Inc	117,548	15,710,290
Service Properties Trust	252,282	2,025,824
Summit Hotel Properties Inc	232,973	1,602,854
Sunstone Hotel Investors Inc	405,097	4,767,992
Xenia Hotels & Resorts Inc	212,303	4,369,196
		95,803,385
Industrial REITs - 11.3%
Americold Realty Trust Inc	562,909	7,931,388
EastGroup Properties Inc	104,780	21,900,068
First Industrial Realty Trust Inc	273,725	18,022,054
Industrial Logistics Properties Trust	93,416	804,312
Lineage Inc	139,465	5,909,132
LXP Industrial Trust	123,638	7,483,808
One Liberty Properties Inc	37,911	921,616
Prologis Inc	1,780,890	257,534,503
Rexford Industrial Realty Inc	454,043	17,149,204
STAG Industrial Inc Class A	376,148	14,391,422
Terreno Realty Corp	206,955	14,828,326
		366,875,833
Office REITs - 2.9%
Brandywine Realty Trust	381,479	1,159,695
BXP Inc	309,121	21,675,565
COPT Defense Properties	231,562	8,790,094
Cousins Properties Inc	339,587	10,713,970
Douglas Emmett Inc	352,540	4,167,023
Easterly Government Properties Inc	85,182	2,075,034
Empire State Realty Trust Inc Class A	290,773	1,471,311
Highwoods Properties Inc	222,001	7,354,893
Hudson Pacific Properties Inc (c)	99,058	1,364,029
JBG SMITH Properties	183,324	2,575,702
Kilroy Realty Corp	233,127	9,049,990
Piedmont Realty Trust Inc Class A1 (b)(c)	259,176	2,511,415
SL Green Realty Corp (b)	145,718	7,712,854
Vornado Realty Trust	335,760	13,225,586
		93,847,161
Real Estate Management & Development - 6.6%
AGNT Inc	176,960	716,688
CBRE Group Inc Class A (c)	605,267	88,859,248
Compass Inc Class A (b)(c)	1,322,791	15,066,589
CoStar Group Inc (c)	865,098	24,880,218
Cushman & Wakefield Ltd (b)	473,630	6,356,115
Forestar Group Inc (b)(c)	41,107	1,157,162
Howard Hughes Holdings Inc (b)(c)	66,679	4,262,122
Jones Lang LaSalle Inc (c)	97,950	34,775,189
Landbridge Co LLC Class A (b)	53,080	4,114,762
Marcus & Millichap Inc (b)	51,242	1,575,692
Newmark Group Inc Class A	301,969	4,528,025
Opendoor Technologies Inc Class A (b)(c)	1,766,203	6,658,586
Opendoor Technologies Inc warrants 11/20/2026 (c)	51,994	16,638
Opendoor Technologies Inc warrants 11/20/2026 (c)	51,994	9,359
Opendoor Technologies Inc warrants 11/20/2026 (c)	51,994	8,381
RMR Group Inc/The Class A (b)	35,478	675,501
Seaport Entertainment Group Inc (b)(c)	13,431	352,294
St Joe Co/The	81,334	5,062,228
Tejon Ranch Co (b)(c)	38,446	650,891
Zillow Group Inc Class A (c)	116,073	4,026,572
Zillow Group Inc Class C (c)	324,470	11,051,449
		214,803,709
Residential REITs - 10.7%
American Homes 4 Rent Class A	679,018	22,692,782
Apartment Investment and Management Co Class A (b)	254,404	684,346
AvalonBay Communities Inc	293,575	54,490,456
Camden Property Trust	221,183	24,509,288
Centerspace	33,532	1,838,895
Equity LifeStyle Properties Inc	364,562	23,722,049
Equity Residential	707,411	47,007,461
Essex Property Trust Inc	132,460	37,637,184
Independence Realty Trust Inc	466,585	7,759,309
Invitation Homes Inc	1,228,907	36,523,116
Mid-America Apartment Communities Inc	241,351	31,940,391
NexPoint Residential Trust Inc	51,016	1,332,028
Sun Communities Inc	256,602	31,685,215
UDR Inc	645,510	24,632,662
UMH Properties Inc	153,071	2,312,903
		348,768,085
Retail REITs - 15.1%
Acadia Realty Trust	252,034	5,663,204
Agree Realty Corp	233,364	18,155,719
Alexander's Inc	4,979	1,269,645
Brixmor Property Group Inc	619,991	19,535,916
CBL & Associates Properties Inc	28,343	1,664,018
Curbline Properties Corp	194,397	5,956,324
Federal Realty Investment Trust	158,276	19,640,469
Getty Realty Corp	109,025	3,722,114
InvenTrust Properties Corp	154,435	5,468,543
Kimco Realty Corp	1,393,123	35,496,774
Kite Realty Group Trust	453,349	12,974,848
Macerich Co/The	515,579	13,322,561
NETSTREIT Corp (b)	186,044	3,990,644
NNN REIT Inc	377,946	17,959,994
Phillips Edison & Co Inc	249,024	10,581,030
Realty Income Corp	1,832,230	117,024,530
Regency Centers Corp	361,203	29,000,989
Saul Centers Inc	25,870	881,391
Simon Property Group Inc	660,407	151,477,554
SITE Centers Corp	108,641	464,983
Tanger Inc	224,462	9,126,625
Urban Edge Properties	249,221	5,647,348
		489,025,223
Specialized REITs - 31.2%
American Tower Corp	767,591	133,069,576
Crown Castle Inc	889,563	67,873,657
CubeSmart	467,131	19,367,251
Digital Realty Trust Inc	675,241	127,296,433
EPR Properties	157,732	9,790,425
Equinix Inc	166,891	170,108,658
Extra Space Storage Inc	437,613	64,784,229
Farmland Partners Inc	97,810	914,524
Four Corners Property Trust Inc	212,193	5,432,141
Gaming and Leisure Properties Inc	563,346	25,232,267
Gladstone Land Corp	82,935	672,603
Iron Mountain Inc	605,796	74,100,967
Lamar Advertising Co Class A	181,008	28,954,040
Millrose Properties Inc Class A	301,827	8,445,119
Outfront Media Inc	299,285	9,538,213
Public Storage	343,054	111,207,815
Rayonier Inc	618,268	13,465,877
Safehold Inc	100,041	1,618,663
SBA Communications Corp Class A	223,272	40,407,767
Smartstop Self Storage REIT Inc	106,308	3,565,570
VICI Properties Inc	2,210,911	58,257,505
Weyerhaeuser Co	1,509,922	37,793,348
		1,011,896,648
TOTAL UNITED STATES		3,235,191,993
TOTAL COMMON STOCKS (Cost $2,572,200,959)		3,235,191,993

U.S. Treasury Obligations - 0.0%
	Yield (%) (d)	Principal Amount (a)	Value ($)
US Treasury Bills 0% 8/13/2026 (e) (Cost $763,081)	3.64	764,000	763,235

Money Market Funds - 1.9%
	Yield (%)	Shares	Value ($)
Fidelity Cash Central Fund (f)	3.69	10,990,929	10,993,126
Fidelity Securities Lending Cash Central Fund (f)(g)	3.72	52,528,123	52,533,376
TOTAL MONEY MARKET FUNDS (Cost $63,526,033)			63,526,502

TOTAL INVESTMENT IN SECURITIES - 101.5% (Cost $2,636,490,073)	3,299,481,730
NET OTHER ASSETS (LIABILITIES) - (1.5)%	(50,356,353)
NET ASSETS - 100.0%	3,249,125,377

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value and Unrealized Appreciation/ (Depreciation) ($)
LONG
CBOT Dow Jones US Real Estate Index Contracts (United States)	232	9/2026	9,196,480	185,185
CME E-Mini S&P MidCap 400 Index Contracts (United States)	13	9/2026	4,904,770	(25,417)
TOTAL LONG				159,768

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security is on loan at period end.
(c)	Non-income producing.
(d)	Yield represents either the annualized yield at the date of purchase, or the stated coupon rate, or, for floating and adjustable rate securities, the rate at period end.
(e)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $763,235.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.
Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated underlying funds is presented below. Exchanges between classes of the same affiliated underlying funds may occur. If an underlying fund changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	Shares, end of period
Fidelity Cash Central Fund	6,388,226	248,849,254	244,244,166	279,194	(656)	468	10,993,126	10,990,929
Fidelity Securities Lending Cash Central Fund	23,206,517	281,091,037	251,764,463	122,274	284	1	52,533,376	52,528,123
	29,594,743	529,940,291	496,008,629	401,468	(372)	469	63,526,502

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Amounts in the dividend income column for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium income received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2026, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Common Stocks
Real Estate	3,235,191,993	3,235,191,993	-	-

U.S. Treasury Obligations	763,235	-	763,235	-

Money Market Funds	63,526,502	63,526,502	-	-
Total Investments in Securities:	3,299,481,730	3,298,718,495	763,235	-
Derivative Instruments:

Assets
Futures Contracts	185,185	185,185	-	-
Total Assets	185,185	185,185	-	-

Liabilities
Futures Contracts	(25,417)	(25,417)	-	-
Total Liabilities	(25,417)	(25,417)	-	-
Total Derivative Instruments:	159,768	159,768	-	-
Financial Statements

Statement of Assets and Liabilities

As of July 31, 2026
Assets
Investments in securities, at value - unaffiliated issuers	$3,235,955,228
Investments in securities, at value - affiliated issuers	63,526,502
Segregated cash with brokers for derivative instruments	139,810
Receivable for fund shares sold	3,505,959
Dividends receivable	1,040,571
Distributions receivable from affiliated funds	37,773
Other receivables	135,777
Total assets	3,304,341,620
Liabilities
Payable for fund shares redeemed	2,442,045
Accrued management fee	189,677
Payable for variation margin on futures contracts	61,465
Collateral on securities loaned	52,523,056
Total liabilities	55,216,243
Net Assets	$3,249,125,377
Net assets consist of:
Paid in capital	2,766,304,756
Total accumulated earnings (loss)	482,820,621
Net Assets	$3,249,125,377

Net Asset Value and Maximum Offering
Net Asset Value, offering price and redemption price per share ($3,249,125,377/178,022,967 shares)	$18.25

Other Information
Unaffiliated issuers, cost	2,572,964,040
Affiliated issuers, cost	63,526,033
Securities loaned, market value	55,057,253
Statement of Operations

Year ended July 31, 2026

Investment Income
Dividends - unaffiliated issuers	$95,160,686
Dividends - affiliated issuers	401,468
Security lending income - unaffiliated issuers	8,741
Interest	38,919
Total investment income	95,609,814
Expenses
Management fee	2,078,206
Independent trustees' fees and expenses	6,536
Interest	4,606
Total expenses	2,089,348
Expense reimbursements and reductions	(2,032)
Total expenses after reductions	2,087,316
Net investment income (loss)	93,522,498
Net realized gain (loss)
Investments - unaffiliated issuers	(2,676,145)
Investments - affiliated issuers	(372)
Redemptions in-kind	7,424,997
Futures contracts	1,298,488
Net realized gain (loss)	6,046,968
Change in net unrealized appreciation (depreciation)
Investments - unaffiliated issuers	321,621,278
Investments - affiliated issuers	469
Futures contracts	139,738
Total change in net unrealized appreciation (depreciation)	321,761,485
Net gain (loss)	327,808,453
Net increase (decrease) in net assets resulting from operations	$421,330,951
Other Information
Income from securities lending - Affiliated Issuers	122,274

Statement of Changes in Net Assets
	Year ended July 31, 2026	Year ended July 31, 2025
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$93,522,498	$79,029,605
Net realized gain (loss)	6,046,968	(6,744,268)
Change in net unrealized appreciation (depreciation)	321,761,485	(3,600,030)
Net increase (decrease) in net assets resulting from operations	421,330,951	68,685,307
Distributions to shareholders
Distributions to shareholders	(82,433,299)	(74,131,318)
Total distributions	(82,433,299)	(74,131,318)
Net increase (decrease) in net assets resulting from share transactions	236,954,534	(47,516,312)
Total increase (decrease) in net assets	575,852,186	(52,962,323)
Net Assets
Beginning of period	2,673,273,191	2,726,235,514
End of period	$3,249,125,377	$2,673,273,191
Financial Highlights
Fidelity® Real Estate Index Fund

Years ended July 31,	2026	2025	2024	2023	2022
Selected Per Share Data
Net asset value, beginning of period	$16.35	$16.40	$15.27	$17.43	$18.44
Income from Investment Operations
Net investment income (loss) A, B	.54	.49	.49	.49	.44
Net realized and unrealized gain (loss)	1.84	(.08)	1.09	(2.18)	(1.19)
Total from investment operations	2.38	.41	1.58	(1.69)	(.75)
Distributions
Distributions from net investment income	(.48)	(.46)	(.45)	(.47)	(.26)
Total distributions	(.48)	(.46)	(.45)	(.47)	(.26)
Net asset value, end of period	$18.25	$16.35	$16.40	$15.27	$17.43
Total Return C	14.84%	2.50%	10.63%	(9.70)%	(4.21)%
Ratios and Supplemental Data A, D, E
Ratio of expenses to average net assets before reductions	.07%	.07%	.07%	.07%	.07%
Ratio of expenses to average net assets net of fee waivers, if any	.07%	.07%	.07%	.07%	.07%
Ratio of expenses to average net assets net of all reductions, if any	.07%	.07%	.07%	.07%	.07%
Ratio of net investment income (loss) to average net assets	3.15%	2.92%	3.30%	3.25%	2.45%
Net assets, end of period	$3,249,125,377	$2,673,273,191	$2,726,235,514	$2,488,752,532	$2,873,996,807
Portfolio turnover rate G	5% F	13%	5%	13%	10%

ANet investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

BCalculated based on average shares outstanding during the period.
CTotal returns would have been lower if certain expenses had not been reduced during the applicable periods shown.
DExpense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

EFees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses.
FPortfolio turnover rate excludes securities received or delivered in-kind.
GAmount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs), derivatives or securities that mature within one year from acquisition.
Notes to Financial Statements

For the period ended July 31, 2026

  1. Organization.
Fidelity® Real Estate Index Fund (the Fund) is a fund of Fidelity Salem Street Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

  2. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The Fund operates as a single operating segment. The Fund's portfolio management team, part of the investment adviser, serves as the chief operating decision maker (CODM) and directs the Fund's investments in accordance with its investment objective and policies, with support from others responsible for oversight functions. The information reviewed by the CODM is consistent with the Fund's financial statements and financial highlights. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities  may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. For any foreign debt securities, when significant market or security specific events arise, valuations may be determined in good faith in accordance with procedures adopted by the Board. Debt securities  are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of period end is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the investment holdings and net asset value (NAV) include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day.

Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation.

Dividend income for domestic securities is recorded on the ex-dividend date. Certain dividends from any foreign securities where the ex-dividend date may have passed are recorded as soon as a fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

Income and capital gain distributions from any underlying mutual funds or exchange-traded funds (ETFs) are recorded on the ex-dividend date.

Certain distributions received represent a return of capital or capital gain. Components of these distributions are determined subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. If actual amounts are not available, the Fund estimates the components of these distributions. When estimates are used, the Fund adjusts the components of these distributions as necessary once the issuers provide information about the actual composition of the distributions.

Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

As of July 31, 2026, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Distributions are declared and recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences may result in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to: capital loss carryforwards, certain corporate actions, futures transactions, short term capital gain dividends, redemptions in-kind, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

	Tax Cost ($)	Gross unrealized appreciation ($)	Gross unrealized depreciation ($)	Net unrealized appreciation (depreciation) ($)
Fidelity® Real Estate Index Fund	2,661,413,162	1,007,445,131	(369,376,563)	638,068,568

The tax-based components of distributable earnings as of period end were as follows:

	Undistributed ordinary income ($)	Capital loss carryforward ($)	Net unrealized appreciation (depreciation) on securities and other investments ($)
Fidelity® Real Estate Index Fund	22,692,230	(177,940,177)	638,068,568

Capital loss carryforwards are only available to offset future capital gains of the Funds to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

	Short-term ($)	Long-term ($)	Total capital loss carryforward ($)
Fidelity® Real Estate Index Fund	(75,833,032)	(102,107,145)	(177,940,177)

The tax character of distributions paid was as follows:

July 31, 2026
	Ordinary Income ($)	Total ($)
Fidelity® Real Estate Index Fund	82,433,299	82,433,299

July 31, 2025
	Ordinary Income ($)	Total ($)
Fidelity® Real Estate Index Fund	74,131,318	74,131,318

  3. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments.
The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund.

Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Derivative Instruments by Primary Risk Exposure. The table below, which reflects the impacts of derivatives on the financial performance, summarizes the value of derivatives at period end, as well as the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Values of Derivative Assets ($)	Values of Derivative Liabilities ($)	Net Realized Gain (Loss) ($)	Change in Net Unrealized Appreciation (Depreciation) ($)
Fidelity® Real Estate Index Fund
Equity Risk
Futures Contracts	185,185	(25,417)	1,298,488	139,738
Total Equity Risk	185,185	(25,417)	1,298,488	139,738

Totals	185,185	(25,417)	1,298,488	139,738

Value of Derivative Assets/Liabilities Legend
For futures contracts, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end variation margin is included in receivable or payable for variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in total accumulated earnings (loss).

Derivative Instruments Volume. The table below summarizes derivative instruments volume during the period. The average amount for forward foreign currency contracts represents contract value, and the average amount for all other derivative types represents notional amount, as applicable.

Average Amount ($)
Fidelity® Real Estate Index Fund
Futures	14,739,871

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily. Subsequent payments from or to a fund are made as needed depending on the fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end.

Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

  4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities, and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
Fidelity® Real Estate Index Fund	425,442,246	137,207,638

Unaffiliated Redemptions In-Kind. Unaffiliated shareholders that redeemed shares in-kind for investments, including accrued interest and cash, if any, are shown in the table below. The total net realized gain or loss on investments delivered through in-kind redemptions is included in the "Net realized gain (loss) on: Redemptions in-kind" line in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

July 31, 2026
	Shares	Net realized gain or loss on Affiliated Issuers ($)	Net realized gain or loss on Unaffiliated Issuers ($)	Total net realized gain or loss on Investments ($)	Total Proceeds ($)
Fidelity® Real Estate Index Fund	904,704	-	7,424,997	7,424,997	15,289,505

  5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services.

For these services, the fund pays a monthly management fee to the investment adviser.

The management fee is based on an annual management fee rate of the fund's average net assets as presented in the table below.

Management Fee Rate %
Fidelity® Real Estate Index Fund	0.07

Under the management contract, the investment adviser pays all other operating expenses, except fees and expenses of the independent Trustees, and certain miscellaneous expenses such as interest expense.

Sub-Adviser. Geode Capital Management, LLC, serves as sub-adviser for the Fund. Sub-advisers provide discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds at rates that are beneficial to both the borrowing and lending fund. Borrowings under the program are generally for temporary or emergency purposes, including meeting fund shareholder redemptions. The interfund loan rate is determined, as specified in the Exemptive Order, by averaging, (1) the higher of the overnight time deposit rate and the current overnight repurchase agreement rate, and (2) a benchmark rate representing the lowest bank loan rate available to the funds.

At period end, there were no interfund loans outstanding.

Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance ($)	Weighted Average Interest Rate (%)	Interest expense ($)
Fidelity® Real Estate Index Fund	Borrower	10,656,000	3.89	4,606

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period, there were no interfund trades.

  6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes.

Commitment fees are charged based on the unused amount of the line of credit at an annual rate of .10%, and then allocated to each participating fund based on its pro-rata portion of the line of credit.

The commitment fees are borne by the investment adviser.

Interest is charged to a participating fund based on its borrowings at an annual rate of .75% plus the highest of (i) daily SOFR, (ii) Federal Funds Effective Rate, or (iii) Overnight Bank Funding Rate. During the period, there were no borrowings on this line of credit.

The line of credit agreement will expire in March 2027 unless extended or renewed.

  7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, the borrowers provide collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the fair value of the loaned securities during the period of the loan. The fair value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned or gaining access to non-cash collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. For cash collateral, securities lending income represents the income earned on investing cash collateral less rebates paid to borrowers, plus any premium income received and is presented in the Statement of Operations in income from securities lending - affiliated issuers. For non-cash collateral, securities lending income represents fees received from borrowers as compensation for the securities loaned and is presented in the Statement of Operations in security lending income - unaffiliated issuers. Securities lending income is reduced by any lending agent fees associated with the loan. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS ($)	Security Lending Income From Securities Loaned to NFS ($)	Value of Securities Loaned to NFS at Period End ($)

Fidelity® Real Estate Index Fund	13,692	97	-

At period end, the value of any non-cash collateral is presented below. Non-cash collateral is held by a third-party bank for the benefit of a fund and the borrower. A fund is not permitted to sell or re-pledge non-cash collateral except in the event of borrower default, and therefore it is not included in the Schedule of Investments or Statement of Assets and Liabilities.

Amount ($)
Fidelity® Real Estate Index Fund	4,582,856

  8. Expense Reductions.
Through arrangements with the custodian, credits realized as a result of certain uninvested cash balances were used to reduce expenses. All of the applicable credits are presented in the table below.

Custodian Credits ($)
Fidelity® Real Estate Index Fund	2,032

  9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025

Fidelity® Real Estate Index Fund
Fidelity® Real Estate Index Fund	82,433,299	74,131,318
Total	82,433,299	74,131,318

  10. Share Transactions.
Share transactions were as follows and may contain in kind transactions, automatic conversions between classes or exchanges between affiliated funds as applicable:

	Shares	Shares	Dollars	Dollars
	Year ended	Year ended	Year ended ($)	Year ended ($)
	July 31, 2026	July 31, 2025	July 31, 2026	July 31, 2025

Fidelity® Real Estate Index Fund
Shares sold	54,761,822	46,200,228	923,292,754	768,227,550
Reinvestment of distributions	4,317,085	3,974,855	71,680,701	65,034,407
Shares redeemed	(44,608,197)	(52,895,090)	(758,018,921)	(880,778,269)
Net increase (decrease)	14,470,710	(2,720,007)	236,954,534	(47,516,312)

  11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

  12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as public health emergencies, military conflicts, terrorism, government restrictions, political changes, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer. Significant concentrations in security types, issuers, industries, sectors, and geographic locations may magnify the factors that affect a fund's performance.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Fidelity Salem Street Trust and the Shareholders of Fidelity Real Estate Index Fund:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of Fidelity Real Estate Index Fund (the "Fund"), a fund of Fidelity Salem Street Trust, including the schedule of investments, as of July 31, 2026, the related statement of operations for the year then ended, statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the "financial statements and financial highlights"). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2026, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2026, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
September 15, 2026
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Distributions
 (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

A total of 0.14% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $306,546 of distributions paid during the fiscal year ended 2026 as qualifying to be taxed as section 163(j) interest dividends.

The fund designates 0%, 1%, and 0% of the dividends distributed in September, December, and June, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 0.14%, 1.01%, and 0% of the dividends distributed in September, December, and June, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund designates 99.87%, 99.00%, and 100% of the dividends distributed in September, December, and June, respectively during the fiscal year as a section 199A dividend.

The fund will notify shareholders in the first quarter of 2027 of amounts for use in preparing 2026 income tax returns.
Item 8: Changes in and Disagreements with Accountants for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 9: Proxy Disclosures for Open-End Management Investment Companies
(Unaudited)
Note: This is not applicable for any fund included in this document.
Item 10: Remuneration Paid to Directors, Officers, and others of Open-End Management Investment Companies
(Unaudited)
Note: This information is disclosed as part of the financial statements for each Fund as part of Item 7: Financial Statements and Financial Highlights for Open-End Management Investment Companies.
Item 11: Statement Regarding Basis for Approval of Investment Advisory Contract
(Unaudited)
Note: This is not applicable for any fund included in this document.

1.929343.114
URX-I-ANN-0926

Item 8.

Changes in and Disagreements with Accountants for Open-End Management Investment Companies

See Item 7.

Item 9.

Proxy Disclosures for Open-End Management Investment Companies

See Item 7.

Item 10.

Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

See Item 7.

Item 11.

Statement Regarding Basis for Approval of Investment Advisory Contract

See Item 7.

Item 12.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 13.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 14.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 15.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 16.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 17.

Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 18.

Recovery of Erroneously Awarded Compensation

(a)

Not applicable.

(b)

Not applicable.

Item 19.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Salem Street Trust

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Laura M. Del Prato
Laura M. Del Prato
President and Treasurer (Principal Executive Officer)

Date:	September 22, 2026

By:	/s/Stephanie Caron
Stephanie Caron
Chief Financial Officer (Principal Financial Officer)

Date:	September 22, 2026